UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-21906

 Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:    (312) 827-0100

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2015 – February 29, 2016

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ETF

February 29, 2016 (UNAUDITED)

GUGGENHEIM FUNDS
SEMIANNUAL REPORT

EEB	GUGGENHEIM BRIC ETF
DEF	GUGGENHEIM DEFENSIVE EQUITY ETF
DJD	GUGGENHEIM DOW JONES INDUSTRIAL AVERAGE® DIVIDEND ETF
NFO	GUGGENHEIM INSIDER SENTIMENT ETF
CZA	GUGGENHEIM MID-CAP CORE ETF
CVY	GUGGENHEIM MULTI-ASSET INCOME ETF
RYJ	GUGGENHEIM RAYMOND JAMES SB-1 EQUITY ETF
CSD	GUGGENHEIM SPIN-OFF ETF
WMCR	WILSHIRE MICRO-CAP ETF
WREI	WILSHIRE US REIT ETF

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION
The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.
Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	18

About Shareholders' Fund Expenses	29

Schedule of Investments	31

Statement of Assets and Liabilities	62

Statement of Operations	65

Statements of Changes in Net Assets	68

Financial Highlights	73

Notes to Financial Statements	83

Supplemental Information	90

Trust Information	95

About the Trust Adviser	Back Cover

(Unaudited)	February 29, 2016
DEAR SHAREHOLDER
Guggenheim Funds Investment Advisors, LLC (the "Investment Advisor"), is pleased to present the semiannual shareholder report for several of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of the Funds for the semiannual fiscal period ended February 29, 2016.
The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global diversified financial services firm.
Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.
To learn more about economic and market conditions over the last six months and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.
Sincerely,
Donald Cacciapaglia
President and Chief Executive Officer
Claymore Exchange-Traded Fund Trust
March 31, 2016

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	February 29, 2016
Crowding out the good news about the strength of the U.S. economy over the past six months was the December rate hike, the first in seven years. Investors were skittish and concerned, creating a negative feedback loop where declines in market values drove additional worries about the potential for a U.S. recession. Last year, Guggenheim had felt that oil prices could drop quite a bit further than consensus. This year, we expect an important increase in the default rate for energy companies. That is not to say that there is no opportunity in energy, but the stress in the sector will extend beyond the point of the lowest oil price.
Despite these commodity and market concerns, the economy continues to appear healthy, even if it is not growing rapidly. Mild weather and stronger employment data are supporting first quarter gross domestic product (GDP) estimates of above 1.0%, which follows a 1.4% rate for fourth quarter GDP. Within the employment data, we see solid gains in manufacturing employment, increases in hourly earnings and hours worked, and an uptick in participation. In addition, the consumer continues to show a strength that is spilling over into the manufacturing base. Based on our purely dispassionate analysis of economic fundamentals, the reality is we are not currently in a recession. The U.S. economy has plenty of steam and should continue to expand.
The decline in oil prices may be helping consumers, but it has taken a toll on corporate credit. An important input to our credit view, however, is our analysis showing that oil prices should recover to around $40 per barrel in 2016 as global supply and demand rebalance. Our Macroeconomic Research Team's constructive outlook on the U.S. economy also supports our positive view on selected credit sectors and non-Agency residential mortgage-backed securities.
After reaching correction territory (a loss of more than 10% by most definitions) from the beginning of 2016 through early February 2016, the U.S. equity market, indeed most risk assets, experienced a rally that lasted beyond the end of February, pushing off talk of recession and perhaps anticipating a move into a seasonally strong period. Thanks to the stock market weakness, the index of leading economic indicators (LEI) was negative in January for the second month in a row, then turned positive for February; U.S. recessions typically do not occur without the LEI declining for three consecutive months. Volatility in global equities and credit markets has rattled investors, but we do not believe the factors roiling the markets will derail the ongoing U.S. expansion.
Central banks around the world, reacting to the same recessionary fears, are likely to cause long-term rates to sink materially lower than where they were at period end. Further declines in short-term and long-term rates, both in Europe and Japan, could ultimately lead the Bank of Japan and the European Central Bank to take their respective overnight rates to as low as -100 basis points. Such an event would likely cause Germany's 10-year bund to trade at around -50 basis points. Given that U.S. Treasurys have traded at yields lower than bunds, it is not hard to imagine that the 10-year note could yield less than 1 percent if the bund were to reach -50 basis points.
While choppy markets like these require a strong stomach, investors should avoid being frightened—they historically hold the most value. Any further deterioration in market conditions could only add to what is shaping up to be an excellent opportunity to allocate to risk positions too heavily discounted by unwarranted, looming fears of recession or financial crisis.
For the six months ended February 29, 2016, the Standard & Poor's 500® ("S&P 500") Index returned -0.92%. The Morgan Stanley Capital International ("MSCI") Europe-Australasia-Far East ("EAFE") Index returned -9.48%. The return of the MSCI Emerging Markets Index was -8.85%.
In the bond market, the Barclays U.S. Aggregate Bond Index posted a 2.20% return for the period, while the Barclays U.S. Corporate High Yield Index returned -5.61%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.06% for the six-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

(Unaudited)	February 29, 2016
Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.
The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM", pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS").
The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB +/BB + or below.
The Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.
The Dow Jones Industrial Average Yield Weighted Index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average by their 12-month dividend yield over the prior 12 months. Index constituents must be a part of the Dow Jones Industrial Average. Only securities with a track record of consistent dividend payments in the previous 12 months will be eligible for inclusion in the Index. The Index is rebalanced semi-annually. The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.
The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage, and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property.
The MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
Industry Sectors
Comments about industry sectors in these Fund commentaries are based on Bloomberg industry classifications.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	February 29, 2016
EEB Guggenheim BRIC ETF
Fund Overview
The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the "Fund") seeks investment results that correspond generally to the performance, before fees and expenses, of the BNY Mellon BRIC Select DR Index (the "Index").
The Index is a rules-based Index (i.e., an Index constructed using specified criteria) comprised of American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India, and China currently trading on the U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of -9.31%, which included a decrease in market price over the period to $22.19 as of February 29, 2016, from $24.95 as of August 31, 2015. On an NAV basis, the Fund generated a total return of -9.12%, which included a decrease in NAV over the period to $22.25 as of February 29, 2016, from $24.97 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the underlying Index returned -8.84% and the MSCI Emerging Markets Index returned -8.85%.
The Fund made an annual income distribution of $0.4834 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the six-month period ended February 29, 2016, the information technology sector contributed the most to the Fund's return and was the only sector to contribute to return. The energy sector detracted the most from return, followed by the financials sector.
Positions that contributed the most to the Fund's return included Baidu, Inc. ADR, which operates an Internet search engine; Alibaba Group Holding Ltd. ADR, which operates as a holding company that provides Internet infrastructure, e-commerce, online financial, and Internet content services through its subsidiaries; and Sberbank of Russia PJSC ADR, which attracts deposits and offers commercial banking services (6.1%, 9.3%, and 2.6%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from return included China Life Insurance Co. Ltd. Class H, which provides life, accident, and health insurance, as well as reinsurance and fund investment; China Mobile Ltd., which through subsidiaries provides cellular telecommunications and related services in the People's Republic of China and Hong Kong; and preferred stock of Petroleo Brasileiro S.A. ADR, a Brazilian oil and gas service company (2.3%, 7.4%, and 0.8%, respectively, of the Fund's long-term investments at period end).

6 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 29, 2016
DEF Guggenheim Defensive Equity ETF
Fund Overview
The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the "Index").
As of February 29, 2016, the Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will invest at least 90% of its total assets in common stocks, ADRs, and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of 1.16%, which included a decrease in market price over the period to $34.92 as of February 29, 2016, from $35.66 as of August 31, 2015. On an NAV basis, the Fund generated a total return of 1.13%, which included a decrease in NAV over the period to $34.86 as of February 29, 2016, from $35.61 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 1.43% and the S&P 500 Index returned -0.92% for the same period.
The Fund made an annual income distribution of $1.1515 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the six-month period ended February 29, 2016, the utilities sector contributed the most to the Fund's return, followed by the consumer staples sector. The energy sector detracted the most from return, followed by the consumer discretionary sector.
Positions that contributed the most to the Fund's return included Keurig Green Mountain, Inc., a specialty coffee and coffee maker business (1.0% of the Fund's long-term investments at period end); Realty Income Corp., which owns and manages a portfolio of commercial properties located across the U.S. (1.0% of the Fund's long-term investments at period end); and ADT Corp., a provider of security services; during the period, Apollo Global Management said it would acquire ADT Corp. for about $6.9 billion (1.3% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Santander Consumer USA Holdings, Inc., a provider of automotive loans; Targa Resources Partners LP, which owns general and limited partner interests in a limited partnership that provides midstream natural gas and natural gas liquid services; and Sunoco Logistics Partners LP, which acquires, owns, and operates a group of refined product and crude oil pipelines and terminal facilities (none held in the portfolio at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 7

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	February 29, 2016
DJD Guggenheim Dow Jones Industrial Average® Dividend ETF
Fund Overview
The Guggenheim Dow Jones Industrial Average® Dividend ETF, NYSE Arca ticker: DJD (the "Fund") seeks investment results that correspond generally to the performance, before the fund's fees and expenses, of the Dow Jones Industrial Average® Yield Weighted index (the "Index").
The Index is designed to provide increased exposure to higher yielding companies included in the Dow Jones Industrial Average® (DJIA), which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing, and liquidity requirements. The Index is calculated using a yield-weighted methodology that weights all securities of the DJIA® by their 12-month dividend yield. Only companies with a track record of consistent dividend payments in the previous 12-months are eligible for inclusion.
The Fund will invest at least 80% of its total assets in common stocks that comprise the Index The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the abbreviated semiannual fiscal period beginning at the Fund's inception of December 16, 2015, through February 29, 2016.
On a market price basis, the Fund generated a total return of -2.68%, which included a decrease in market price over the period to $24.65 on February 29, 2016, from $25.35 at inception. On an NAV basis, the Fund generated a total return of -3.39%, which included a decrease in NAV over the period to $24.47 on February 29, 2016, from $25.35 at inception. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned -3.34%, and the Dow Jones Industrial Average returned -5.21% for the abbreviated fiscal period.
The Fund made a quarterly income distribution of $0.0200 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the abbreviated fiscal period ended February 29, 2016, the telecommunication services sector contributed the most to return, followed by the consumer staples sector. The information technology sector detracted the most, followed by the financials sector.
Positions that contributed the most to the Fund's return included Verizon Communications, Inc., an integrated telecommunications company that provides wire line voice and data services, wireless services, Internet services, and published directory information; Wal-Mart Stores, Inc., which operates discount stores, supercenters, and neighborhood markets; and 3M Company, which conducts operations in electronics, telecommunications, industrial, consumer and office, health care, safety, and other markets (5.9%, 3.4%, and 3.6%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Intel Corp., which designs, manufactures, and sells computer components and related products; Boeing Company, which develops, produces, and markets commercial jet aircraft, as well as provides related support services to the commercial airline industry worldwide; and Chevron Corp., an integrated energy company with operations in countries located around the world (3.7%, 2.7%, and 6.5%, respectively, of the Fund's long-term investments at period end).

8 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 29, 2016
NFO Guggenheim Insider Sentiment ETF
Fund Overview
The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the "Index").
As of February 29, 2016, the Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will invest at least 90% of its total assets in common stocks, ADRs, and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of -6.24%, which included a decrease in market price over the period to $43.88 as of February 29, 2016, from $47.52 as of August 31, 2015. On an NAV basis, the Fund generated a total return of -6.39%, which included a decrease in NAV over the period to $43.79 as of February 29, 2016, from $47.50 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned -6.24% and the S&P 500 Index returned -0.92% for the same period.
The Fund made an annual income distribution of $0.7172 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the six-month period ended February 29, 2016, the information technology sector contributed the most to the Fund's return, followed by the utilities sector. Energy detracted the most from return, followed by the health care sector.
Positions that contributed the most to the Fund's return included Weight Watchers International, Inc., a provider of weight control plans (0.5% of the Fund's long-term investments at period end); Tyson Foods, Inc. Class A, which produces, distributes, and markets chicken, beef, pork, prepared foods and related products (1.4% of the Fund's long-term investments at period end); and Stamps.com, Inc., which provides a service for purchasing and printing postage over the Internet (1.3% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included EV Energy Partners LP, an upstream master limited partnership that explores for oil and natural gas in the U.S. (0.7% of the Fund's long-term investments at period end); Valeant Pharmaceuticals International, Inc., a developer and distributor of drugs (0.8% of the Fund's long-term investments at period end); and Platform Specialty Products Corp., which produces specialty chemical products and provides technical services (0.6% of the Fund's long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 9

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 29, 2016

CZA Guggenheim Mid-Cap Core ETF
Fund Overview
The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Index").
The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships ("MLPs"), American depositary receipts ("ADRs"), and business development companies ("BDCs"). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $16 billion in market capitalization, as defined by Zacks Investment Research, Inc. ("Zacks"). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of -6.42%, which included a decrease in market price over the period to $45.32 as of February 29, 2016, from $49.09 as of August 31, 2015. On an NAV basis, the Fund generated a total return of -6.51%, which included a decrease in NAV over the period to $45.24 as of February 29, 2016, from $49.05 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned -6.24%, the Russell Midcap Index returned -5.60%, the S&P MidCap 400 Index returned -5.03%, and the S&P 500 Index returned -0.92% for the same period.
The Fund made an annual income distribution of $0.6547 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the six-month period ended February 29, 2016, the utilities sector was the only sector to contribute to the Fund's return. The consumer staples sector detracted the least. The financials sector detracted the most from the Fund's return, followed by the energy sector.
Positions that contributed the most to the Fund's return included American Water Works Company, Inc., which provides drinking water, wastewater, and other water-related services in multiple states and Ontario, Canada (1.8% of the Fund's long-term investments at period end); Harris Corp., an international communications equipment company (not held in the portfolio at period end); and Atmos Energy Corp., which distributes natural gas to utility customers in several states (1.1% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Western Digital Corp., a global provider of solutions for the collection, storage, management, protection and use of digital content; during the period, a plan by a Chinese firm to take a 15% stake in Western Digital was terminated after a U.S. government inter-agency committee said it would look into that proposal, the termination of which resulted in a lowering of the value of an offer Western Digital had earlier made to acquire flash storage maker SanDisk, which is still pending (not held in the portfolio at period end).
Other detractors were Plains All American Pipeline LP, which is involved in interstate and intrastate crude oil pipeline transportation and crude oil terminalling storage activities; and Mosaic Co., which produces and distributes crop nutrients to the agricultural communities located in North America and other countries (neither held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 29, 2016
CVY Guggenheim Multi-Asset Income ETF
Fund Overview
The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the "Index").
The Index is comprised of approximately 125 to 150 securities selected, based on a multi-factor proprietary model, from a universe of domestic and international companies, including U.S.-listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), closed-end funds, and traditional preferred stocks. The securities comprising the Index include stocks of small and medium-sized companies. The objective of the index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk-adjusted basis, the Dow Jones U.S. Select Dividend Index and other benchmark indices.
The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index).
The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of -10.16%, which included a decrease in market price over the period to $17.36 on February 29, 2016, from $19.89 on August 31, 2015. On an NAV basis, the Fund generated a total return of -10.19%, which included a decrease in NAV over the period to $17.38 on February 29, 2016, from $19.92 on August 31, 2015. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned-9.92%, the S&P 500 Index returned -0.92%, and the Dow Jones U.S. Select Dividend Index returned 6.43% for the same period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The following distributions per share were paid during the six-month period ended February 29, 2016:

Payable Date	Amount
September 30, 2015	$0.2838
December 31, 2015	$0.2506
Total	$0.5344
Performance Attribution
For the six-month period ended February 29, 2016, the utilities sector contributed the most to the Fund's return, followed by the consumer staples sector. The energy sector detracted the most from return, followed by the materials sector.
Positions that contributed the most to the Fund's return included preferred shares of Alcoa, Inc., a maker of lightweight metals, products, and solutions; SouFun Holdings Ltd., ADR, which operates real estate network platforms; and KLA-Tencor Corp., which manufactures yield management and process monitoring systems for the semiconductor industry (none held in the portfolio at period end).
Positions that detracted the most from the Fund's return included CVR Refining LP, an independent downstream energy limited partnership with refining and related logistics assets that operates in the mid-continent region (0.8% of the Fund's long-term investments at period end); American Midstream Partners LP, which was formed to own, operate, develop, and acquire a diversified portfolio of natural gas midstream energy assets (1.0% of the Fund's long-term investments at period end); and Alon USA Partners LP, an integrated downstream oil refinery company based in Texas (0.5% of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 29, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF
Fund Overview
The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ
(the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "Index").
The Index is comprised of all equity securities rated Strong Buy 1 ("SB-1") by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the "Index Provider"), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts ("ADRs"), real estate investment trusts ("REITs"), and master limited partnerships ("MLPs"). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. As of February 29, 2016, the Index consisted of approximately 160 securities. Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of -11.10%, which included a decrease in market price over the period to $30.12 on February 29, 2015, from $34.19 on August 31, 2015. On an NAV basis, the Fund generated a total return of -11.48%, which included a decrease in NAV over the period to $30.03 on February 29, 2016, from $34.24 on August 31, 2015. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned -11.21% and the S&P MidCap 400 Index returned -5.03% for the same period.
The Fund made an annual income distribution of $0.3014 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the six-month period ended February 29, 2016, the telecommunications services sector contributed the most to the Fund's return, followed by the utilities sector. The energy sector detracted the most from the Fund's return, followed by the industrials sector.
Positions that contributed the most to the Fund's return included NeoPhotonics Corp., which designs, manufacturers, and markets standard and semicustom planar light wave circuits for metro access and other advanced optical communications platforms (0.6% of long-term investments at period end); Ctrip.com International Ltd. ADR, a provider of online travel agency services (not held in the portfolio at period end); and ORBCOMM, Inc., which offers wireless messaging services (0.6% of long-term investments at period end).
Positions that detracted the most from the Fund's return included Energy Transfer Equity LP, which owns equity interests in Energy Transfer Partners, a limited partnership involved in the natural gas midstream, transportation, and storage business (0.6% of long-term investments at period end); Targa Resources Corp., which owns general and limited partner interests in a limited partnership that provides midstream natural gas and natural gas liquid services (not held in the portfolio at period end); and Teekay Corp., which provides international crude oil and petroleum product transportation services to major oil companies, major oil traders, and government agencies (not held in the portfolio at period end).

12 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 29, 2016
CSD Guggenheim Spin-Off ETF
Fund Overview
The Guggenheim Spin-Off ETF, NYSE Arca ticker: CSD (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Beacon Spin-Off Index (the "Index").
As of February 29, 2016, the Index is comprised of approximately 33 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, American depositary receipts, ("ADRs") and master limited partnerships ("MLPs"). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past 30 months (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Beacon Indexes LLC defines a spin-off company as any company resulting from either of the following events: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity "carve-outs" or "partial initial public offerings" in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Fund will invest at least 90% of its total assets in common stock, ADRs, and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of -10.73%, which included a decrease in market price over the period to $35.54 on February 29, 2016, from $40.85 on August 31, 2015. On an NAV basis, the Fund generated a total return of -10.87%, which included a decrease in NAV over the period to $35.53 on February 29, 2016, from $40.90 on August 31, 2015. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned -10.82%, the S&P 500 Index returned -0.92%, and the Russell Midcap Index returned -5.60% for the same period.
The Fund made an annual income distribution of $1.0016 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the six-month period ended February 29, 2016, the utilities sector contributed the most to the Fund's return, followed by the telecommunications services sector. The financials sector detracted the most from return, followed by the information technology sector.
Positions that contributed the most to the Fund's return included ONE Gas, Inc., a regulated natural gas utility (5.4% of the Fund's long-term investments at period end); Murphy USA, Inc., which produces and distributes petroleum products (4.8% of the Fund's long-term investments at period end); and Vista Outdoor, Inc., which designs, manufactures, and markets consumer products in the outdoor sports and recreation market (5.5% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included NorthStar Asset Management Group, Inc., a global asset management firm (4.3% of the Fund's long-term investments at period end); California Resources Corp., an explorer and producer of oil and natural gas (0.4% of the Fund's long-term investments at period end); and Mallinckrodt plc, which develops, manufactures, and markets specialty pharmaceutical products and diagnostic imaging agents (4.5% of the Fund's long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 13

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF
Fund Overview
The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the "Index").
The Index is a rules-based Index (i.e., an Index based on specified criteria) comprised of, as of February 29, 2016, approximately 1,200 securities of micro-capitalization companies, including real estate investment trusts ("REITs") and business development companies ("BDCs"), as defined by Wilshire Associates Incorporated. The Index is designed to represent microsized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the "Wilshire 5000"). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.
Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of -12.16%, which included a decrease in market price over the period to $22.98 as of February 29, 2016, from $26.60 as of August 31, 2015. On an NAV basis, the Fund generated a total return of -12.16%, which included a decrease in NAV over the period to $22.97 as of February 29, 2016, from $26.59 as of August 31, 2015. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned -12.15%, the S&P 500 Index returned -0.92%, and the Russell 2000 Index returned -10.16% for the same period.
The Fund made an annual income distribution of $0.4284 per share on December 31, 2015, to shareholders of record on December 29, 2015.
Performance Attribution
For the six-month period ended February 29, 2016, the financials sector contributed the most to the Fund's return, followed by the telecommunications services sector. The health care sector detracted the most from return, followed by the consumer discretionary sector.
Positions that contributed the most to the Fund's return included PacWest Bancorp, a bank holding company which offers through its subsidiaries a range of commercial banking services (not held in the portfolio at period end); Oclaro, Inc., which develops, manufactures, and provides optical solutions designs (0.5% of the Fund's long-term investments at period end); and Insteel Industries, Inc., which manufactures and markets wire products (0.5% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Beazer Homes USA, Inc., which designs, builds, and sells single family homes in the Southeast, Southwest, and South Central regions of the U.S. (0.2% of the Fund's long-term investments at period end); Northwest Biotherapeutics, Inc., a biotechnology company that discovers, develops, and commercializes immunotherapy products (0.1% of the Fund's long-term investments at period end); and Agenus, Inc., a vaccine developer (0.2% of the Fund's long-term investments at period end).

14 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 29, 2016
WREI Wilshire US REIT ETF
Fund Overview
The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the "Index").
The Index is a rules-based Index comprised of, as of February 29, 2016, approximately 113 securities, which may include securities of companies of all categories of market capitalizations (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated ("Wilshire"). The Index is comprised primarily of real estate investment trusts ("REITs") and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2016.
On a market price basis, the Fund generated a total return of 6.64%, which included an increase in market price over the period to $43.97 on February 29, 2016, from $42.08 on August 31, 2015. On an NAV basis, the Fund generated a total return of 5.56%, which included an increase in NAV over the period to $43.50 on February 29, 2016, from $42.06 on August 31, 2015. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 5.78% and the FTSE NAREIT Equity REIT Index returned 5.65% for the same period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the six-month period ended February 29, 2016, were:

Date	Amount
September 30, 2015	$0.4011
December 31, 2015	$0.5115
($0.3808 in ordinary income and
$0.1307 in long-term capital gain)
Total	$0.9126
Performance Attribution
The Fund's holdings are categorized in the financials sector, which had a positive return for the six-month period ended February 29, 2016.
Positions that contributed the most to the Fund's performance included Public Storage, a real estate investment trust involved in the acquisition, development, ownership, and operation of self-storage facilities; Simon Property Group, Inc., which invests in regional malls, community/lifestyle centers, and international properties in North America, Europe, and Asia; and Digital Realty Trust, Inc., which owns, acquires, repositions, and manages technology-related real estate (6.4%, 9.8%, and 1.9%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's performance included HCP, Inc., a real estate investment trust that invests in health care-related real estate throughout the U.S.; Host Hotels & Resorts, Inc., a real estate investment trust which owns or holds controlling interests in upscale and luxury full-service hotel lodging properties; and SL Green Realty Corp., a real estate investment trust exclusively focused on owning and operating office buildings in Manhattan (2.3%, 1.9%, and 1.5%, respectively, of the Fund's long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 15

(Unaudited)	February 29, 2016
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.
This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.
Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.
Foreign Investment Risk. A Fund's investments in non-U.S. issuers, although limited to ADRs and GDRs (EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic, or social developments could undermine the value of such Fund's investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Emerging Markets Risk. Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.
Micro-, Small-, and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.
MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders, and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.
Portfolio Turnover Risk. Certain Funds may engage in active and frequent trading of their portfolio securities in connection with the rebalancing of their respective Index, and therefore such Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund's shareholders, such Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.
Replication Management Risk. The Funds are not "actively" managed. Therefore, a Fund would not necessarily sell a security because the stock's issuer was in financial trouble unless that stock is removed from such Fund's Index.
Non-Correlation Risk. A Fund's return may not match the return of such Fund's Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.
Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

16 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

(Unaudited)	February 29, 2016
Guggenheim BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India, and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits, and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property and the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to, greater price volatility, substantially less liquidity, significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation, and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources, and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.
Risk of Investing in Russia. Recently, economic sanctions have been imposed by the U.S. and other countries on certain Russian citizens and institutions, and further sanctions could be imposed or removed by the U.S. or other countries on Russia at any time. Among the potential impacts of such sanctions are a decline in the price or liquidity of Russian securities, a weakening of the Russian currency or other event that could negatively affect the Russian economy. In addition, any sanctions could prevent the Fund from completing transactions in Russian securities or cause Russia to take action in response to the sanctions, which could further damage the value of Russian securities or the economic ties between Russia and other countries. Please review the Fund's Prospectus and Statement of Additional Information for other risks.
Guggenheim Multi-Asset Income ETF is also subject to risks incurred by investing in preferred stocks—some that may be rated below investment grade, REITs, and other investment companies.
Guggenheim Raymond James SB-1 Equity ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds' portfolios. Financial market conditions, as well as various social and political tensions in the U.S. and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the U.S. and worldwide. The Investment Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.
There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. In addition to the risks described above, there are certain other risks related to investing in the Funds. These risks are described further in each Fund's Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	February 29, 2016
EEB Guggenheim BRIC ETF

Fund Statistics
Share Price	$22.19
Net Asset Value	$22.25
Discount to NAV	-0.27%
Net Assets ($000)	$64,547

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(09/21/06)
Guggenheim BRIC ETF
NAV	-9.12%	-24.66%	-11.67%	-10.79%	1.33%
Market	-9.31%	-25.09%	-11.70%	-10.82%	1.31%
The BNY Mellon
BRIC Select
ADR Index/
The BNY Mellon
BRIC Select
DR Index1	-8.84%	-24.22%	-11.16%	-10.29%	1.94%
MSCI Emerging
Markets
Index	-8.85%	-23.41%	-8.90%	-5.41%	1.87%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.70%. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was 0.64% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Communications	36.5%
Energy	19.1%
Financial	16.1%
Technology	8.1%
Consumer, Non-cyclical	8.0%
Basic Materials	6.3%
Consumer, Cyclical	2.5%
Utilities	1.7%
Industrial	1.4%
Total Long Term Investments	99.7%
Securities Lending Collateral	7.1%
Total Investments	106.8%
Other Assets & Liabilities, net	-6.8%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	9.3%
China Mobile Ltd.	7.4%
Baidu, Inc. ADR	6.0%
Infosys Ltd. ADR	4.6%
JD.com, Inc. ADR	3.2%
Gazprom PAO ADR	3.2%
HDFC Bank Ltd. ADR	3.1%
Ambev S.A. ADR	2.7%
Itau Unibanco Holding S.A. ADR	2.7%
Lukoil PJSC ADR	2.6%
Top Ten Total	44.8%
"Ten Largest Holdings" excludes any temporary cash investments.

1
Benchmark returns reflect the blended return of the BNY Mellon BRIC Select ADR Index from 9/21/06 – 10/30/2013 and the return of the BNY Mellon BRIC Select DR Index, net of foreign withholding taxes, from 10/31/13 – 2/29/2016.

18 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
DEF Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$34.92
Net Asset Value	$34.86
Premium to NAV	0.17%
Net Assets ($000)	$148,176

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(12/15/06)
Guggenheim Defensive Equity ETF
NAV	1.13%	-6.94%	6.67%	9.02%	6.00%
Market	1.16%	-6.81%	6.74%	9.04%	6.01%
Sabrient Defensive
Equity Index	1.43%	-6.42%	7.25%	9.63%	6.70%
S&P 500 Index	-0.92%	-6.19%	10.75%	10.13%	5.59%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	21.5%
Utilities	18.7%
Communications	17.6%
Consumer, Non-cyclical	14.2%
Industrial	9.3%
Consumer, Cyclical	9.2%
Energy	4.8%
Other	4.3%
Total Long-Term Investments	99.6%
Securities Lending Collateral	6.2%
Total Investments	105.8%
Other Assets & Liabilities, net	-5.8%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
ADT Corp.	1.3%
Newmont Mining Corp.	1.2%
Tyson Foods, Inc. — Class A	1.2%
Frontier Communications Corp.	1.2%
CenturyLink, Inc.	1.2%
Garmin Ltd.	1.1%
Best Buy Company, Inc.	1.1%
ONEOK Partners, LP	1.1%
WW Grainger, Inc.	1.1%
Edison International	1.1%
Top Ten Total	11.6%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
DJD Guggenheim Dow Jones Industrial Average Dividend ETF

Fund Statistics
Share Price	$24.65
Net Asset Value	$24.47
Premium to NAV	0.74%
Net Assets ($000)	$2,447

TOTAL RETURN FOR THE PERIOD ENDED
FEBRUARY 29, 2016
Since
Inception
(12/16/15)
(non-annualized)
Guggenheim Dow Jones Industrial Average Dividend ETF
NAV	-3.39%
Market	-2.68%
Dow Jones Industrial Average® Yield Weighted Index	-3.34%
Dow Jones Industrial Average 30 Index	-5.21%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses.The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.35 per share for share price returns or initial net asset value (NAV) of $25.35 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Dow Jones Industrial Average® Yield Weighted index is designed to provide increased exposure to higher yielding companies included in the Dow Jones Industrial Average® (DJIA®), which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing, and liquidity requirements.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.30% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	21.9%
Industrial	18.4%
Technology	12.6%
Consumer, Cyclical	11.8%
Energy	11.1%
Communications	10.7%
Financial	8.8%
Basic Materials	4.1%
Total Investments	99.4%
Other Assets & Liabilities, net	0.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Chevron Corp.	6.4%
Verizon Communications, Inc.	5.8%
Procter & Gamble Co.	4.9%
General Electric Co.	4.8%
McDonald's Corp.	4.7%
Exxon Mobil Corp.	4.7%
Coca-Cola Co.	4.2%
Caterpillar, Inc.	4.1%
EI du Pont de Nemours & Co.	4.1%
Johnson & Johnson	4.0%
Top Ten Total	47.7%
"Ten Largest Holdings" excludes any temporary cash investments.

20 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
NFO Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$43.88
Net Asset Value	$43.79
Premium to NAV	0.21%
Net Assets ($000)	$87,612

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(09/21/06)
Guggenheim Insider Sentiment ETF
NAV	-6.39%	-10.89%	6.49%	6.65%	7.54%
Market	-6.24%	-10.78%	6.60%	6.74%	7.56%
Sabrient
Insider
Sentiment
Index	-6.24%	-10.52%	7.08%	7.23%	8.33%
S&P 500 Index	-0.92%	-6.19%	10.75%	10.13%	6.39%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	21.0%
Financial	19.6%
Consumer, Non-cyclical	18.5%
Industrial	10.2%
Technology	8.0%
Utilities	8.0%
Basic Materials	5.4%
Other	9.0%
Total Long-Term Investments	99.7%
Securities Lending Collateral	6.9%
Total Investments	106.6%
Other Assets & Liabilities, net	-6.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Tyson Foods, Inc. — Class A	1.4%
Texas Roadhouse, Inc. — Class A	1.3%
Ultratech, Inc.	1.3%
Stamps.com, Inc.	1.3%
Vista Outdoor, Inc.	1.2%
Exelon Corp.	1.2%
Briggs & Stratton Corp.	1.2%
SCANA Corp.	1.2%
WellCare Health Plans, Inc.	1.2%
NorthWestern Corp.	1.2%
Top Ten Total	12.5%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
CZA Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$45.32
Net Asset Value	$45.24
Premium to NAV	0.18%
Net Assets ($000)	$126,667

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(04/02/07)
Guggenheim Mid-Cap Core ETF
NAV	-6.51%	-10.04%	7.94%	9.07%	7.65%
Market	-6.42%	-10.00%	8.04%	9.19%	7.67%
Russell Midcap
Index	-5.60%	-11.25%	9.09%	8.91%	6.04%
S&P 500 Index	-0.92%	-6.19%	10.75%	10.13%	5.74%
S&P MidCap
400 Index	-5.03%	-9.99%	8.19%	8.27%	6.75%
Zacks Mid-Cap
Core Index	-6.24%	-9.38%	8.92%	10.18%	8.83%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	32.4%
Industrial	19.0%
Consumer, Non-cyclical	11.9%
Utilities	10.5%
Consumer, Cyclical	9.7%
Communications	6.2%
Technology	5.9%
Energy	2.4%
Basic Materials	1.8%
Total Long-Term Investments	99.8%
Securities Lending Collateral	3.1%
Total Investments	102.9%
Other Assets & Liabilities, net	-2.9%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Amphenol Corp. — Class A	2.4%
Viacom, Inc. — Class A	2.4%
DTE Energy Co.	2.3%
Tyco International plc	2.2%
CR Bard, Inc.	2.2%
Ingersoll-Rand plc	2.1%
Essex Property Trust, Inc.	2.1%
Northern Trust Corp.	2.0%
Mohawk Industries, Inc.	2.0%
Spectra Energy Partners, LP	2.0%
Top Ten Total	21.7%
"Ten Largest Holdings" excludes any temporary cash investments.

22 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
CVY Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$17.36
Net Asset Value	$17.38
Discount to NAV	-0.12%
Net Assets ($000)	$438,000

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(09/21/06)
Guggenheim Multi-Asset Income ETF
NAV	-10.19%	-19.67%	-4.18%	1.50%	1.86%
Market	-10.16%	-19.73%	-4.21%	1.45%	1.85%
Zacks
Multi-Asset
Income
Index	-9.92%	-19.48%	-3.63%	2.26%	2.71%
S&P 500 Index -0.92%	-6.19%	10.75%	10.13%	6.39%
Dow Jones
U.S. Select
Dividend
Index	6.43%	0.21%	11.92%	12.54%	6.03%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	29.6%
Energy	11.8%
Technology	8.6%
Consumer, Non-cyclical	8.1%
Utilities	7.9%
Consumer, Cyclical	7.1%
Basic Materials	6.5%
Industrial	6.0%
Communications	3.4%
Total Investments	89.0%
Other Instruments:
Closed-End Funds	9.9%
Securities Lending Collateral	5.9%
Total Other Instruments	15.8%
Total Investments	104.8%
Other Assets & Liabilities, net	-4.8%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Realty Income Corp.	1.3%
JPMorgan Chase & Co., 6.15%	1.2%
Digital Realty Trust, Inc.	1.2%
Capital One Financial Corp., 6.20%	1.2%
Duke Energy Corp.	1.2%
Macy's, Inc.	1.2%
American Campus Communities, Inc.	1.2%
Wells Fargo & Co., 7.50%	1.2%
Reynolds American, Inc.	1.2%
Target Corp.	1.2%
Top Ten Total	12.1%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
CVY Guggenheim Multi-Asset Income ETF continued

24 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$30.12
Net Asset Value	$30.03
Premium to NAV	0.30%
Net Assets ($000)	$168,852

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(05/19/06)
Guggenheim Raymond James SB-1 Equity ETF
NAV	-11.48%	-16.05%	6.57%	6.31%	6.02%
Market	-11.10%	-15.89%	6.66%	6.37%	5.67%
Raymond
James SB-1
Equity
Index	-11.21%	-15.44%	7.30%	7.05%	6.91%
S&P MidCap
400 Index	-5.03%	-9.99%	8.19%	8.27%	7.46%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized.
The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	21.7%
Consumer, Cyclical	18.2%
Technology	13.4%
Consumer, Non-cyclical	13.1%
Industrial	12.8%
Energy	10.2%
Communications	8.3%
Other	2.0%
Total Long-Term Investments	99.7%
Securities Lending Collateral	3.6%
Total Investments	103.3%
Other Assets & Liabilities, net	-3.3%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Benefitfocus, Inc.	0.7%
BroadSoft, Inc.	0.7%
EnerNOC, Inc.	0.7%
Telephone & Data Systems, Inc.	0.7%
United States Cellular Corp.	0.7%
Antero Midstream Partners, LP	0.7%
Palo Alto Networks, Inc.	0.7%
Superior Energy Services, Inc.	0.7%
Applied Optoelectronics, Inc.	0.7%
Lazard Ltd.	0.7%
Top Ten Total	7.0%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
CSD Guggenheim Spin-Off ETF

Fund Statistics
Share Price	$35.54
Net Asset Value	$35.53
Premium to NAV	0.03%
Net Assets ($000)	$230,952

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(12/15/06)
Guggenheim Spin-Off ETF
NAV	-10.87%	-22.14%	4.81%	9.51%	5.14%
Market	-10.73%	-22.16%	4.77%	9.61%	5.14%
Beacon
Spin-Off
Index	-10.82%	-21.75%	5.26%	10.36%	5.84%
Russell
Midcap
Index	-5.60%	-11.25%	9.09%	8.91%	6.28%
S&P 500 Index	-0.92%	-6.19%	10.75%	10.13%	5.59%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	19.1%
Communications	16.4%
Industrial	14.3%
Technology	12.2%
Consumer, Non-cyclical	11.6%
Consumer, Cyclical	11.1%
Energy	8.2%
Utilities	6.2%
Basic Materials	0.6%
Total Common Stocks	99.7%
Securities Lending Collateral	8.8%
Total Investments	108.5%
Other Assets & Liabilities, net	-8.5%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Vista Outdoor, Inc.	5.5%
ONE Gas, Inc.	5.4%
Liberty Broadband Corp. — Class A	4.9%
CDK Global, Inc.	4.8%
Allegion plc	4.8%
Gaming and Leisure Properties, Inc.	4.8%
Murphy USA, Inc.	4.7%
Mallinckrodt plc	4.5%
Keysight Technologies, Inc.	4.5%
Zoetis, Inc.	4.4%
Top Ten Total	48.3%
"Ten Largest Holdings" excludes any temporary cash investments.

26 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$22.98
Net Asset Value	$22.97
Premium to NAV	0.04%
Net Assets ($000)	$20,688

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(09/21/06)
Wilshire Micro-Cap ETF
NAV	-12.16%	-14.82%	6.88%	5.04%	1.08%
Market	-12.16%	-14.88%	6.82%	5.04%	1.09%
Sabrient Stealth
Index/
Wilshire
Micro-Cap
IndexSM	-12.15%	-15.04%	6.68%	5.75%	1.62%1
Russell 2000
Index	-10.16%	-14.97%	5.72%	6.11%	5.23%
S&P 500 Index	-0.92%	-6.19%	10.75%	10.13%	6.39%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	35.2%
Consumer, Non-cyclical	22.6%
Consumer, Cyclical	12.5%
Industrial	11.3%
Communications	6.4%
Technology	6.0%
Energy	2.7%
Other	2.6%
Total Long-Term Investments	99.3%
Securities Lending Collateral	16.4%
Total Investments	115.7%
Other Assets & Liabilities, net	-15.7%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Anika Therapeutics, Inc.	0.7%
Patrick Industries, Inc.	0.7%
ORBCOMM, Inc.	0.6%
Motorcar Parts of America, Inc.	0.6%
Heritage Financial Corp.	0.6%
Ruth's Hospitality Group, Inc.	0.6%
John B Sanfilippo & Son, Inc.	0.5%
PC Connection, Inc.	0.5%
Bridge Bancorp, Inc.	0.5%
US Physical Therapy, Inc.	0.5%
Top Ten Total	5.8%
"Ten Largest Holdings" excludes any temporary cash investments.

1	The benchmark return reflects the blended return of the Sabrient Stealth Index from 9/21/06 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 2/29/16.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 29, 2016
WREI Wilshire US REIT ETF

Fund Statistics
Share Price	$43.97
Net Asset Value	$43.50
Premium to NAV	1.08%
Net Assets ($000)	$17,399

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 29, 2016
	Six
	Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(03/09/10)
Wilshire US REIT ETF
NAV	5.56%	-3.65%	8.11%	9.23%	12.85%
Market	6.64%	-2.43%	8.34%	9.47%	13.04%
Wilshire
US REITSM
Index	5.78%	-3.40%	8.45%	9.60%	13.12%
FTSE NAREIT
Equity REIT
Index	5.65%	-4.04%	7.42%	9.14%	12.72%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.
The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	99.8%
Total Common Stocks	99.8%
Securities Lending Collateral	0.3%
Total Investments	100.1%
Other Assets & Liabilities, net	-0.1%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Simon Property Group, Inc.	9.8%
Public Storage	6.4%
Equity Residential	4.5%
AvalonBay Communities, Inc.	3.9%
Welltower, Inc.	3.8%
Prologis, Inc.	3.4%
Ventas, Inc.	3.1%
Boston Properties, Inc.	2.9%
Vornado Realty Trust	2.7%
General Growth Properties, Inc.	2.4%
Top Ten Total	42.9%
"Ten Largest Holdings" excludes any temporary cash investments.

28 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited)	February 29, 2016
All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund's gross income and reduce the investment return of the Fund.
A fund's expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning August 31, 2015 and ending February 29, 2016.
The following tables illustrate a Fund's costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading "Expenses Paid During Period."
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund's cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
More information about a Fund's expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio1	Return	August 31, 2015	February 29, 2016	Period2
Table 1. Based on actual Fund return3
Guggenheim BRIC ETF	0.64%	-9.12%	$1,000.00	$908.76	$3.05
Guggenheim Defensive Equity ETF	0.65%	1.13%	1,000.00	1,011.32	3.25
Guggenheim Insider Sentiment ETF	0.65%	-6.39%	1,000.00	936.14	3.13
Guggenheim Mid-Cap Core ETF	0.65%	-6.51%	1,000.00	934.93	3.13
Guggenheim Multi-Asset Income ETF	0.65%	-10.19%	1,000.00	898.09	3.07
Guggenheim Raymond James SB-1 Equity ETF	0.75%	-11.48%	1,000.00	885.16	3.52
Guggenheim Spin-Off ETF	0.65%	-10.87%	1,000.00	891.34	3.06
Wilshire Micro-Cap ETF	0.50%	-12.16%	1,000.00	878.42	2.34
Wilshire US REIT ETF	0.32%	5.56%	1,000.00	1,055.61	1.64

Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio1	Return	December 16, 2015	February 29, 2016	Period4
Guggenheim Dow Jones Industrial Average®
Dividend ETF	0.30%	-3.39%	$1,000.00	$966.05	$0.61

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 29

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited) continued	February 29, 2016

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio1	Return	August 31, 2015	February 29, 2016	Period2
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim BRIC ETF	0.64%	5.00%	$1,000.00	$1,021.74	$3.23
Guggenheim Defensive Equity ETF	0.65%	5.00%	1,000.00	1,021.63	3.27
Guggenheim Dow Jones Industrial Average®
Dividend ETF	0.30%	5.00%	1,000.00	1,023.37	1.51
Guggenheim Insider Sentiment ETF	0.65%	5.00%	1,000.00	1,021.63	3.27
Guggenheim Mid-Cap Core ETF	0.65%	5.00%	1,000.00	1,021.63	3.27
Guggenheim Multi-Asset Income ETF	0.65%	5.00%	1,000.00	1,021.63	3.27
Guggenheim Raymond James SB-1 Equity ETF	0.75%	5.00%	1,000.00	1,021.13	3.77
Guggenheim Spin-Off ETF	0.65%	5.00%	1,000.00	1,021.63	3.27
Wilshire Micro-Cap ETF	0.50%	5.00%	1,000.00	1,022.38	2.51
Wilshire US REIT ETF	0.32%	5.00%	1,000.00	1,023.27	1.61

1	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.

2
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period August 31, 2015 to February 29, 2016.

4
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 76/366 (to reflect the period from commencement of operations on December 16, 2015 to February 29, 2016).

30 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2016
EEB Guggenheim BRIC ETF

	Shares	Value
COMMON STOCKS† – 91.6%
Communications – 35.7%
Alibaba Group Holding Ltd. ADR*	87,038	$5,989,084
China Mobile Ltd.	449,450	4,751,039
Baidu, Inc. ADR*	22,447	3,892,759
JD.com, Inc. ADR*	80,572	2,071,506
Ctrip.com International Ltd. ADR*,1	27,709	1,133,853
Qihoo 360 Technology Company Ltd. ADR*,1	10,402	747,696
China Telecom Corporation Ltd. — Class H	1,479,480	709,665
China Unicom Hong Kong Ltd.	612,000	697,301
Mobile TeleSystems PJSC ADR	58,135	406,945
Vipshop Holdings Ltd. ADR*,1	34,486	383,139
Youku Tudou, Inc. ADR*	13,334	365,085
Mail.Ru Group Ltd. GDR*	12,591	260,004
YY, Inc. ADR*,1	3,925	204,296
Tim Participacoes S.A. ADR1	20,059	175,316
MegaFon OAO GDR	14,653	172,173
SouFun Holdings Ltd. ADR	29,534	157,416
21Vianet Group, Inc. ADR*,1	8,694	152,667
Autohome, Inc. ADR*	5,342	130,932
Sistema JSFC GDR	22,571	125,495
58.com, Inc. ADR*	2,097	111,141
Bitauto Holdings Ltd. ADR*	4,786	99,022
VimpelCom Ltd. ADR	26,647	94,330
Weibo Corp ADR*	4,406	63,270
E-Commerce China Dangdang, Inc. — Class A ADR*	7,919	52,503
Videocon d2h Ltd. ADR*,1	7,606	46,397
Tuniu Corp ADR*,1	3,358	35,460
Total Communications		23,028,494

Energy – 18.3%
Gazprom PAO ADR	556,889	2,051,300
Lukoil PJSC ADR	46,498	1,650,679
CNOOC Ltd.	1,537,060	1,573,400
China Petroleum & Chemical Corp. — Class H	2,480,574	1,381,260
PetroChina Company Ltd. — Class H	2,059,414	1,321,538
Tatneft PAO ADR	25,554	658,782
Novatek OAO GDR	7,525	650,913
Reliance Industries Ltd. GDR2	21,441	606,780
Petroleo Brasileiro S.A. ADR*,1	156,364	562,910
Surgutneftegas OAO ADR	106,464	546,693
Rosneft OAO GDR	120,086	452,364
Trina Solar Ltd ADR*,1	11,659	121,137
Yanzhou Coal Mining Company Ltd. — Class H1	240,000	102,467
JinkoSolar Holding Company Ltd. ADR*,1	2,990	71,461
JA Solar Holdings Company Ltd. ADR*,1	6,134	54,777
Total Energy		11,806,461

Financial – 11.3%
HDFC Bank Ltd. ADR	37,766	1,994,800
Sberbank of Russia PJSC ADR	268,171	1,644,425
China Life Insurance Company Ltd. — Class H	683,933	1,488,159
ICICI Bank Ltd. ADR	142,817	809,772
VTB Bank PJSC GDR	274,813	516,648
Axis Bank Ltd. GDR	12,721	361,276
State Bank of India GDR	11,410	265,853
Banco Santander Brasil S.A. ADR1	22,879	84,195
Noah Holdings Ltd. ADR*,1	3,158	74,845
E-House China Holdings Ltd. ADR1	10,608	61,632
Total Financial		7,301,605

Technology – 8.1%
Infosys Ltd. ADR	177,761	2,989,940
NetEase, Inc. ADR	7,239	974,442
Wipro Ltd. ADR1	62,090	694,166
Semiconductor Manufacturing International Corp.*	3,374,000	277,690
WNS Holdings Ltd. ADR*	6,483	184,766
Momo, Inc. ADR*,1	4,414	51,997
NQ Mobile, Inc. — Class A ADR*,1	11,073	41,745
Total Technology		5,214,746

Consumer, Non-cyclical – 7.7%
Ambev S.A. ADR	409,891	1,778,927
Magnit PJSC GDR	29,275	980,713
BRF S.A. ADR	66,388	847,775
Dr Reddy's Laboratories Ltd. ADR	9,495	417,590
Mindray Medical International Ltd. ADR	10,569	293,818
TAL Education Group ADR*,1	5,352	276,966
X5 Retail Group N.V. GDR*	12,453	232,248
QIWI plc ADR	6,006	66,787
China Distance Education Holdings Ltd. ADR	2,999	37,787
Tarena International, Inc. ADR*,1	3,564	36,068
Total Consumer, Non-cyclical		4,968,679

Basic Materials – 5.2%
MMC Norilsk Nickel PJSC ADR	68,703	831,306
Ultrapar Participacoes S.A. ADR1	45,560	710,280
Vale S.A. ADR1	166,027	488,119
Fibria Celulose S.A. ADR	25,863	279,838
Sinopec Shanghai Petrochemical Company Ltd. — Class H	446,000	189,271
Severstal PAO GDR	21,804	178,466
Aluminum Corporation of China Ltd. — Class H*	510,000	174,457
Vedanta Resources plc ADR	38,267	161,104
PhosAgro OAO GDR	10,645	135,724
Cia Siderurgica Nacional S.A. ADR	93,109	121,973

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
EEB Guggenheim BRIC ETF continued

	Shares	Value
COMMON STOCKS† – 91.6% (continued)
Basic Materials – 5.2% (continued)
Novolipetsk Steel AO GDR	11,309	$110,715
Total Basic Materials		3,381,253

Consumer, Cyclical – 2.5%
Tata Motors Ltd. ADR*	21,778	484,125
Qunar Cayman Islands Ltd. ADR*,1	5,139	190,606
Lenta Ltd. GDR*	31,491	177,609
Mahindra & Mahindra Ltd. GDR	7,721	138,978
China Southern Airlines Company Ltd. — Class H	226,000	126,715
Homeinns Hotel Group ADR*,1	3,225	112,391
China Eastern Airlines Corporation Ltd. — Class H*	228,000	107,020
China Lodging Group Ltd. ADR	3,777	105,756
Bona Film Group Ltd. ADR*	4,678	63,387
500.com Ltd. ADR*,1	3,375	63,011
Jumei International Holding Ltd. ADR*	5,457	34,325
Total Consumer, Cyclical		1,603,923

Utilities – 1.4%
Huaneng Power International, Inc. — Class H	470,000	365,670
CPFL Energia S.A. ADR*,1	36,333	305,197
Cia de Saneamento Basico do Estado de Sao Paulo ADR	42,276	235,477
Total Utilities		906,344

Industrial – 1.4%
Embraer S.A. ADR	17,847	534,875
Larsen & Toubro Ltd. GDR	14,713	232,465
Guangshen Railway Company Ltd. — Class H	192,000	84,690
Globaltrans Investment plc GDR	13,822	53,906
Total Industrial		905,936

Total Common Stocks
(Cost $88,791,948)		59,117,441

PREFERRED STOCKS† – 8.1%
Financial – 4.8%
Itau Unibanco Holding S.A. ADR	280,108	1,764,680
Banco Bradesco S.A. ADR1	252,964	1,340,709
Total Financial		3,105,389

Basic Materials – 1.1%
Vale S.A. ADR	221,285	475,762
Braskem S.A. ADR1	9,890	124,911
Gerdau S.A. ADR	114,834	101,054
Total Basic Materials		701,727

Energy – 0.8%
Petroleo Brasileiro S.A. ADR*	212,371	537,299

Communications – 0.8%
Telefonica Brasil S.A. ADR	52,076	498,888

Utilities – 0.3%
Cia Energetica de Minas Gerais ADR	92,439	138,659
Cia Paranaense de Energia ADR	13,808	79,396
Total Utilities		218,055

Consumer, Non-cyclical – 0.3%
Cia Brasileira de Distribuicao ADR1	19,944	209,213
Total Preferred Stocks
(Cost $27,287,874)		5,270,571

SECURITIES LENDING COLLATERAL†,3 – 7.1%
BNY Mellon Separately Managed Cash
Collateral Account, 0.3252%	4,555,003	4,555,003
Total Securities Lending Collateral
(Cost $4,555,003)		4,555,003
Total Investments – 106.8%
(Cost $120,634,825)		$68,943,015
Other Assets & Liabilities, net – (6.8)%		(4,396,096)
Total Net Assets – 100.0%		$64,546,919

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $606,780 (cost $608,781), or 0.9% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

plc	Public Limited Company

See Sector Classification in Supplemental Information section.

See notes to financial statements.
32 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
EEB Guggenheim BRIC ETF continued

Country Diversification
% of Long-Term
Country	Investments
China	49.1%
Russia	18.3%
Brazil	17.7%
India	14.6%
Cyprus	0.2%
Netherlands	0.1%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	79.3%
Hong Kong Dollar	20.7%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$59,117,441	$—	$—	$59,117,441
Preferred Stocks	5,270,571	—	—	5,270,571
Securities Lending
Collateral	4,555,003	—	—	4,555,003
Total	$68,943,015	$—	$—	$68,943,015
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
DEF Guggenheim Defensive Equity ETF

	Shares	Value
COMMON STOCKS† – 98.5%
Financial – 21.5%
Iron Mountain, Inc. REIT	53,737	$1,578,793
Bancolombia S.A. ADR	50,109	1,507,279
Realty Income Corp. REIT	25,687	1,503,717
American Campus Communities, Inc. REIT	34,304	1,501,485
Lamar Advertising Co. — Class A REIT	25,888	1,478,982
Welltower, Inc. REIT	23,161	1,477,209
National Retail Properties, Inc. REIT	33,507	1,473,638
Macerich Co. REIT	18,521	1,464,641
Travelers Companies, Inc.	13,599	1,462,164
Ventas, Inc. REIT	26,229	1,460,168
PartnerRe Ltd.	10,365	1,453,898
Crown Castle International Corp. REIT	16,761	1,449,828
Axis Capital Holdings Ltd.	26,948	1,447,377
Digital Realty Trust, Inc. REIT	18,277	1,445,162
Banco de Chile ADR	23,547	1,433,070
RenaissanceRe Holdings Ltd.	12,648	1,431,754
Camden Property Trust REIT	19,086	1,426,488
WP Carey, Inc. REIT	24,892	1,411,127
Mid-America Apartment Communities, Inc. REIT	15,506	1,394,610
UDR, Inc. REIT	40,254	1,381,920
Starwood Property Trust, Inc. REIT	78,026	1,368,576
Brixmor Property Group, Inc. REIT	54,501	1,276,958
Total Financial		31,828,844

Utilities – 18.7%
Edison International	23,384	1,593,852
Public Service Enterprise Group, Inc.	35,166	1,500,181
Pinnacle West Capital Corp.	21,633	1,488,999
PG&E Corp.	26,238	1,488,482
SCANA Corp.	22,677	1,474,459
FirstEnergy Corp.	44,030	1,473,684
Entergy Corp.	20,324	1,467,596
AGL Resources, Inc.	22,582	1,459,927
TECO Energy, Inc.	53,128	1,459,426
CenterPoint Energy, Inc.	78,152	1,455,972
American Electric Power Company, Inc.	23,550	1,454,213
NextEra Energy, Inc.	12,880	1,453,122
Eversource Energy	26,666	1,447,964
Consolidated Edison, Inc.	20,664	1,446,687
DTE Energy Co.	17,057	1,434,835
Pepco Holdings, Inc.	54,420	1,424,716
PPL Corp.	40,511	1,417,480
Southern Co.	29,162	1,405,025
National Grid plc ADR	20,191	1,358,450
Total Utilities		27,705,070

Communications – 17.6%
Frontier Communications Corp.	317,727	1,718,904
CenturyLink, Inc.	56,185	1,718,699
SK Telecom Company Ltd. ADR	73,942	1,539,472
Time Warner Cable, Inc.	7,895	1,506,839
AT&T, Inc.	40,221	1,486,166
Cablevision Systems Corp. — Class A	45,192	1,470,096
Chunghwa Telecom Company Ltd. ADR1	46,701	1,465,944
Verizon Communications, Inc.	28,668	1,454,328
Telekomunikasi Indonesia Persero Tbk PT ADR	29,481	1,446,043
China Mobile Ltd. ADR	26,666	1,426,364
NTT DOCOMO, Inc. ADR	61,040	1,422,232
Thomson Reuters Corp.	38,815	1,420,629
Nippon Telegraph & Telephone Corp. ADR	32,878	1,404,219
Orange S.A. ADR1	81,614	1,402,945
Scripps Networks Interactive, Inc. — Class A	23,433	1,388,171
Vodafone Group plc ADR	44,474	1,352,010
Time Warner, Inc.	20,113	1,331,481
Viacom, Inc. — Class B	31,600	1,164,460
Total Communications		26,119,002

Consumer, Non-cyclical – 14.2%
ADT Corp.	49,211	1,986,648
Tyson Foods, Inc. — Class A	26,794	1,734,912
Campbell Soup Co.	25,592	1,580,306
Coca-Cola Enterprises, Inc.	30,850	1,496,534
Keurig Green Mountain, Inc.	16,252	1,494,209
Sysco Corp.	33,724	1,488,240
Philip Morris International, Inc.	16,276	1,481,605
Procter & Gamble Co.	17,939	1,440,322
British American Tobacco plc ADR	13,060	1,418,838
Unilever plc ADR	32,760	1,402,783
Clorox Co.	11,040	1,395,677
Dr Pepper Snapple Group, Inc.	15,233	1,394,276
Unilever N.V. — Class Y1	32,708	1,393,688
GlaxoSmithKline plc ADR	35,166	1,359,869
Total Consumer, Non-cyclical		21,067,907

Industrial – 9.3%
Garmin Ltd.1	41,470	1,679,950
CH Robinson Worldwide, Inc.	22,316	1,558,326
Cummins, Inc.	15,961	1,557,315
Waste Management, Inc.	27,323	1,525,990
Deere & Co.1	18,948	1,519,251
Republic Services, Inc. — Class A	33,186	1,516,600
Bemis Company, Inc.	30,818	1,512,239

See notes to financial statements.
34 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
DEF Guggenheim Defensive Equity ETF continued

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Industrial – 9.3% (continued)
Lockheed Martin Corp.	6,936	$1,496,719
Grupo Aeroportuario del Pacifico SAB de CV ADR	17,289	1,363,756
Total Industrial		13,730,146

Consumer, Cyclical – 9.2%
Best Buy Company, Inc.	50,934	1,649,752
WW Grainger, Inc.1	7,360	1,596,384
Las Vegas Sands Corp.	32,605	1,574,169
Target Corp.	19,981	1,567,510
Staples, Inc.	164,985	1,559,108
Ford Motor Co.	120,562	1,508,231
Rite Aid Corp.*	183,734	1,460,685
Wal-Mart Stores, Inc.	21,558	1,430,158
Kohl's Corp.	29,649	1,383,719
Total Consumer, Cyclical		13,729,716

Energy – 3.7%
Total S.A. ADR1	33,338	1,490,542
Plains GP Holdings, LP — Class A	183,735	1,396,386
National Oilwell Varco, Inc.	45,489	1,331,463
Antero Resources Corp.*,1	54,135	1,236,985
Total Energy		5,455,376

Basic Materials – 2.3%
Newmont Mining Corp.	70,811	1,829,048
Syngenta AG ADR	19,670	1,579,304
Total Basic Materials		3,408,352

Technology – 2.0%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	64,790	1,525,804
Siliconware Precision Industries Company Ltd. ADR1	188,494	1,428,785
Total Technology		2,954,589

Total Common Stocks
(Cost $140,891,300)		145,999,002

MASTER LIMITED PARTNERSHIPS† – 1.1%
Energy – 1.1%
ONEOK Partners, LP	54,583	1,604,194
Total Master Limited Partnerships
(Cost $2,250,013)		1,604,194

SECURITIES LENDING COLLATERAL†,2 – 6.2%
BNY Mellon Separately Managed Cash Collateral Account
issued, 0.3195%	9,132,725	9,132,725
Total Securities Lending Collateral
(Cost $9,132,725)		9,132,725
Total Investments – 105.8%
(Cost $152,274,038)		$156,735,921
Other Assets & Liabilities, net – (5.8)%		(8,560,084)
Total Net Assets – 100.0%		$148,175,837

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

plc	Public Limited Company

REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	75.5%
United Kingdom	4.7%
Taiwan, Province of China	3.0%
Bermuda	2.9%
Switzerland	2.2%
France	2.0%
Japan	1.9%
Other	7.8%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$145,999,002	$—	$—	$145,999,002
Master Limited
Partnerships	1,604,194	—	—	1,604,194
Securities Lending
Collateral	9,132,725	—	—	9,132,725
Total	$156,735,921	$—	$—	$156,735,921
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
DEF Guggenheim Defensive Equity ETF continued
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 29, 2016:

Beginning Balance	$14,143
Realized Gain/Loss	(65,401)
Change in Unrealized Gain/Loss	51,258
Sales	—
Ending Balance	$—

See notes to financial statements.
36 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
DJD Guggenheim Dow Jones Industrial Average Dividend ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Consumer, Non-cyclical – 21.9%
Procter & Gamble Co.	1,478	$118,669
Coca-Cola Co.	2,372	102,304
Johnson & Johnson	926	97,424
Merck & Company, Inc.	1,730	86,863
Pfizer, Inc.	2,842	84,322
UnitedHealth Group, Inc.	392	46,687
Total Consumer, Non-cyclical		536,269

Industrial – 18.4%
General Electric Co.	4,004	116,677
Caterpillar, Inc.	1,496	101,279
3M Co.	550	86,279
United Technologies Corp.	816	78,842
Boeing Co.	558	65,944
Total Industrial		449,021

Technology – 12.6%
Intel Corp.	3,076	91,019
Microsoft Corp.	1,766	89,854
International Business Machines Corp.	644	84,383
Apple, Inc.	436	42,157
Total Technology		307,413

Consumer, Cyclical – 11.8%
McDonald's Corp.	990	116,018
Wal-Mart Stores, Inc.	1,262	83,721
Home Depot, Inc.	474	58,833
NIKE, Inc. — Class B	484	29,810
Total Consumer, Cyclical		288,382

Energy – 11.1%
Chevron Corp.	1,880	156,867
Exxon Mobil Corp.	1,440	115,416
Total Energy		272,283

Communications – 10.7%
Verizon Communications, Inc.	2,818	142,957
Cisco Systems, Inc.	3,362	88,017
Walt Disney Co.	334	31,904
Total Communications		262,878

Financial – 8.8%
Travelers Companies, Inc.	664	71,393
JPMorgan Chase & Co.	1,182	66,547
American Express Co.	540	30,013
Goldman Sachs Group, Inc.	200	29,906
Visa, Inc. — Class A	256	18,532
Total Financial		216,391

Basic Materials – 4.1%
EI du Pont de Nemours & Co.	1,642	99,949
Total Common Stocks
(Cost $2,534,985)		2,432,586
Total Investments – 99.4%
(Cost $2,534,985)		$2,432,586
Other Assets & Liabilities, net – 0.6%		13,952
Total Net Assets – 100.0%		$2,446,538

†	Value determined based on Level 1 inputs — See Note 4.
See Sector Classification in Supplemental Information section.
Country Diversification
% of
Country	Common Stocks
United States	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$2,432,586	$—	$—	$2,432,586
Total	$2,432,586	$—	$—	$2,432,586
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
NFO Guggenheim Insider Sentiment ETF

	Shares	Value
COMMON STOCKS† – 97.1%
Consumer, Cyclical – 20.0%
Texas Roadhouse, Inc. — Class A	27,572	$1,150,027
Vista Outdoor, Inc.*	22,153	1,092,143
Tuesday Morning Corp.*	152,880	1,028,882
Target Corp.	12,846	1,007,769
Genuine Parts Co.	10,667	961,630
AutoZone, Inc.*	1,241	961,241
Ethan Allen Interiors, Inc.	33,474	955,013
Delta Air Lines, Inc.	19,500	940,680
American Eagle Outfitters, Inc.1	61,372	936,537
Marriott International, Inc. — Class A1	13,667	931,406
Starbucks Corp.	15,788	919,019
Del Taco Restaurants, Inc.*	82,838	897,136
Hanesbrands, Inc.	31,161	887,777
Jack in the Box, Inc.	12,507	859,856
Crocs, Inc.*	86,898	850,731
Southwest Airlines Co.	19,880	833,966
Penn National Gaming, Inc.*	59,396	822,041
Newell Rubbermaid, Inc.	21,469	816,037
Group 1 Automotive, Inc.	12,226	681,722
Total Consumer, Cyclical		17,533,613

Financial – 19.6%
Healthcare Realty Trust, Inc. REIT	35,033	1,016,308
National Health Investors, Inc. REIT	15,900	1,000,269
Aon plc	10,035	956,235
Welltower, Inc. REIT	14,990	956,062
Ambac Financial Group, Inc.*	62,058	947,625
Piedmont Office Realty Trust, Inc. — Class A REIT	49,590	910,968
Brixmor Property Group, Inc. REIT	38,360	898,775
Endurance Specialty Holdings Ltd.	14,305	890,772
Universal Insurance Holdings, Inc.	45,528	888,707
BofI Holding, Inc.*,1	47,126	873,245
Beneficial Bancorp, Inc.*	67,887	868,275
Ryman Hospitality Properties, Inc. REIT	17,946	859,075
MB Financial, Inc.	27,213	830,541
Pinnacle Financial Partners, Inc.	17,587	815,509
JPMorgan Chase & Co.	14,289	804,471
FS Investment Corp.1	95,163	804,127
Flagstar Bancorp, Inc.*	38,440	738,048
Huntington Bancshares, Inc.	82,259	719,767
Fifth Third Bancorp	45,921	700,754
MGIC Investment Corp.*	101,755	696,004
Total Financial		17,175,537

Consumer, Non-cyclical – 18.5%
Tyson Foods, Inc. — Class A	18,267	1,182,788
WellCare Health Plans, Inc.*	11,718	1,053,097
Altria Group, Inc.	16,469	1,013,996
Coty, Inc. — Class A1	35,253	1,004,005
HCA Holdings, Inc.*	13,951	965,549
Archer-Daniels-Midland Co.	26,401	922,979
Premier, Inc. — Class A*	27,643	898,950
Cardinal Health, Inc.	10,896	890,203
Repligen Corp.*	33,893	872,067
Mallinckrodt plc*	13,026	847,081
Global Payments, Inc.	13,558	826,360
AmerisourceBergen Corp. — Class A	9,525	825,056
Moody's Corp.	9,274	823,531
SunOpta, Inc.*	134,125	819,504
Horizon Pharma plc*	46,613	799,879
ANI Pharmaceuticals, Inc.*,1	22,272	736,312
Regeneron Pharmaceuticals, Inc.*	1,754	673,571
Valeant Pharmaceuticals International, Inc.*	10,037	660,435
Weight Watchers International, Inc.*,1	36,799	433,124
Total Consumer, Non-cyclical		16,248,487

Industrial – 10.2%
Briggs & Stratton Corp.	50,930	1,083,281
Patrick Industries, Inc.*	22,098	976,511
Brady Corp. — Class A	36,757	960,460
Sealed Air Corp.	20,836	952,830
Energy Recovery, Inc.*,1	129,864	942,813
Actuant Corp. — Class A	39,994	936,260
Allegion plc	14,227	896,301
Comfort Systems USA, Inc.	29,207	819,256
TriMas Corp.*	45,487	752,355
Dycom Industries, Inc.*	10,960	624,391
Total Industrial		8,944,458

Technology – 8.0%
Ultratech, Inc.*	55,275	1,120,977
Cadence Design Systems, Inc.*	44,309	954,859
Ebix, Inc.	25,714	952,190
Citrix Systems, Inc.*	12,467	880,794
Blackbaud, Inc.	15,002	848,063
DST Systems, Inc.	7,845	820,430
VeriFone Systems, Inc.*	34,317	819,833
Integrated Device Technology, Inc.*	33,615	652,803
Total Technology		7,049,949

Utilities – 8.0%
Exelon Corp.	34,640	1,090,813
SCANA Corp.	16,279	1,058,461
NorthWestern Corp.	17,603	1,045,090
California Water Service Group	41,693	1,030,651

See notes to financial statements.
38 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
NFO Guggenheim Insider Sentiment ETF continued

	Shares	Value
COMMON STOCKS† – 97.1% (continued)
Utilities – 8.0% (continued)
IDACORP, Inc.	14,031	$995,640
NRG Energy, Inc.	85,708	923,933
Calpine Corp.*	68,931	865,773
Total Utilities		7,010,361

Basic Materials – 5.4%
Commercial Metals Co.	64,310	944,714
Stepan Co.	18,038	896,127
RPM International, Inc.	20,037	818,511
LyondellBasell Industries N.V. — Class A	9,878	792,315
Innospec, Inc.	16,399	711,717
Platform Specialty Products Corp.*,1	75,218	533,296
Total Basic Materials		4,696,680

Communications – 4.3%
Stamps.com, Inc.*	9,387	1,112,641
Frontier Communications Corp.	187,667	1,015,278
West Corp.	37,774	841,605
Time, Inc.	56,606	798,145
Total Communications		3,767,669

Energy – 3.1%
Rice Energy, Inc.*,1	77,258	707,683
Tesoro Corp.	8,531	688,281
Plains GP Holdings, LP — Class A	90,493	687,747
Marathon Petroleum Corp.	17,270	591,498
Total Energy		2,675,209
Total Common Stocks
(Cost $89,859,381)		85,101,963

MASTER LIMITED PARTNERSHIPS† – 2.6%
Energy – 1.6%
Tallgrass Energy Partners, LP	23,310	816,316
EV Energy Partners, LP1	303,296	564,131
Total Energy		1,380,447

Consumer, Cyclical – 1.0%
Ferrellgas Partners, LP1	47,008	871,528
Total Master Limited Partnerships
(Cost $4,105,846)		2,251,975

SECURITIES LENDING COLLATERAL†,2 – 6.9%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3197%	6,033,275	6,033,275
Total Securities Lending Collateral
(Cost $6,033,275)		6,033,275
Total Investments – 106.6%
(Cost $99,998,502)		$93,387,213
Other Assets & Liabilities, net – (6.6)%		(5,775,506)
Total Net Assets – 100.0%		$87,611,707

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2	Securities lending collateral — See Note 2.

plc	Public Limited Company

REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	95.0%
Ireland	2.0%
United Kingdom	1.1%
Bermuda	1.0%
Canada	0.9%
Total Long-Term Investments	100.0%

Currency Diversification
% of Long-Term
Currency	Investments
United States Dollar	99.2%
Canadian Dollar	0.8%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$85,101,963	$—	$—	$85,101,963
Master Limited
Partnerships	2,251,975	—	—	2,251,975
Securities Lending
Collateral	6,033,275	—	—	6,033,275
Total	$93,387,213	$—	$—	$93,387,213
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
CZA Guggenheim Mid-Cap Core ETF

	Shares	Value
COMMON STOCKS† – 93.0%
Financial – 29.4%
Essex Property Trust, Inc. REIT	12,568	$2,630,231
Northern Trust Corp.	43,253	2,568,362
Fifth Third Bancorp	149,206	2,276,884
Invesco Ltd.	76,945	2,057,509
Citizens Financial Group, Inc.	100,717	1,936,788
Regions Financial Corp.	246,713	1,855,282
Credicorp Ltd.	15,103	1,770,675
CBRE Group, Inc. — Class A*	63,583	1,615,644
CNA Financial Corp.	54,186	1,569,768
Arthur J Gallagher & Co.	33,360	1,329,396
Brixmor Property Group, Inc. REIT	56,608	1,326,325
Unum Group	45,513	1,298,486
Voya Financial, Inc.	40,562	1,190,900
Equity LifeStyle Properties, Inc. REIT	16,192	1,136,031
WP Carey, Inc. REIT	19,965	1,131,816
American Financial Group, Inc.	16,397	1,099,911
Grupo Financiero Santander Mexico SAB de CV ADR	128,731	1,028,561
Axis Capital Holdings Ltd.	18,449	990,895
Spirit Realty Capital, Inc. REIT	85,142	910,168
Jones Lang LaSalle, Inc.	8,666	884,539
East West Bancorp, Inc.	27,285	817,731
Taubman Centers, Inc. REIT	11,383	806,144
Endurance Specialty Holdings Ltd.	12,376	770,654
Validus Holdings Ltd.	15,603	700,731
Senior Housing Properties Trust REIT	44,003	686,887
Paramount Group, Inc. REIT	40,804	616,956
CoreLogic, Inc.*	17,098	591,420
Post Properties, Inc. REIT	10,193	568,056
Two Harbors Investment Corp. REIT	71,799	556,442
Hudson Pacific Properties, Inc. REIT	17,251	439,901
Total Financial		37,163,093

Industrial – 19.0%
Amphenol Corp. — Class A	58,274	3,092,601
Tyco International plc	78,811	2,772,571
Ingersoll-Rand plc	48,166	2,676,102
Textron, Inc.	51,328	1,752,851
Sealed Air Corp.	37,291	1,705,317
Xylem, Inc.	33,872	1,267,152
Crown Holdings, Inc.*	25,800	1,208,730
Huntington Ingalls Industries, Inc.	8,940	1,171,676
Allegion plc	18,201	1,146,663
IDEX Corp.	14,481	1,088,392
Orbital ATK, Inc.	11,066	926,888
Keysight Technologies, Inc.*	32,204	840,203
FLIR Systems, Inc.	26,443	818,675
BWX Technologies, Inc.	20,023	638,734
Progressive Waste Solutions Ltd.	20,525	613,698
Curtiss-Wright Corp.	8,425	594,721
ITT Corp.	16,492	581,508
EMCOR Group, Inc.	11,916	546,587
Crane Co.	10,815	530,476
Total Industrial		23,973,545

Consumer, Non-cyclical – 11.9%
CR Bard, Inc.	14,271	2,745,455
Verisk Analytics, Inc. — Class A*	32,093	2,337,654
Universal Health Services, Inc. — Class B	18,461	2,037,541
Total System Services, Inc.	35,996	1,568,705
SEI Investments Co.	31,455	1,200,637
ServiceMaster Global Holdings, Inc.*	25,746	976,546
Pinnacle Foods, Inc.	22,187	958,257
QIAGEN N.V.*	44,508	939,564
VCA, Inc.*	15,062	768,614
Team Health Holdings, Inc.*	14,084	627,724
Performance Food Group Co.*	20,302	502,068
WEX, Inc.*	7,106	464,022
Total Consumer, Non-cyclical		15,126,787

Utilities – 9.6%
DTE Energy Co.	34,163	2,873,793
Entergy Corp.	33,411	2,412,608
American Water Works Company, Inc.	34,321	2,224,687
Alliant Energy Corp.	21,796	1,481,038
Atmos Energy Corp.	19,324	1,341,278
UGI Corp.	32,002	1,182,794
Vectren Corp.	15,534	707,108
Total Utilities		12,223,306

Consumer, Cyclical – 9.2%
Mohawk Industries, Inc.*	14,205	2,553,065
Liberty Interactive Corporation QVC Group — Class A*	88,242	2,239,582
Ferrari N.V.*	36,717	1,394,512
Watsco, Inc.	6,709	855,733
Scotts Miracle-Gro Co. — Class A	11,741	810,364
Columbia Sportswear Co.	13,099	779,652
Allison Transmission Holdings, Inc.	32,283	764,461
Penske Automotive Group, Inc.	17,486	659,572
Extended Stay America, Inc.	39,899	589,707
HSN, Inc.	9,939	527,662
GNC Holdings, Inc. — Class A	16,042	456,876
Total Consumer, Cyclical		11,631,186

See notes to financial statements.
40 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016

CZA Guggenheim Mid-Cap Core ETF continued

	Shares	Value
COMMON STOCKS† – 93.0% (continued)
Communications – 6.2%
Viacom, Inc. — Class A	74,175	$3,075,296
Markit Ltd.*	34,025	946,576
CommScope Holding Company, Inc.*	35,507	894,421
Yandex N.V. — Class A*	60,844	786,104
News Corp. — Class A	72,398	783,346
EchoStar Corp. — Class A*	17,423	778,808
United States Cellular Corp.*	15,620	646,668
Total Communications		7,911,219

Technology – 5.9%
Xilinx, Inc.	48,679	2,298,623
IMS Health Holdings, Inc.*	63,636	1,640,536
Amdocs Ltd.	28,725	1,630,431
Broadridge Financial Solutions, Inc.	22,576	1,267,191
Leidos Holdings, Inc.	13,711	592,589
Total Technology		7,429,370

Basic Materials – 1.8%
Eastman Chemical Co.	28,226	1,810,698
Cabot Corp.	11,572	515,301
Total Basic Materials		2,325,999
Total Common Stocks
(Cost $122,190,450)		117,784,505

MASTER LIMITED PARTNERSHIPS† – 6.8%
Financial – 3.0%
Icahn Enterprises, LP1	25,229	1,501,126
Oaktree Capital Group LLC1	29,158	1,338,352
Lazard Ltd. — Class A	25,724	904,970
Total Financial		3,744,448

Energy – 2.4%
Spectra Energy Partners, LP	55,077	2,550,616
Boardwalk Pipeline Partners, LP	42,343	525,900
Total Energy		3,076,516

Utilities – 0.9%
Brookfield Infrastructure Partners, LP1	31,541	1,187,519
Consumer, Cyclical – 0.5%
Cedar Fair, LP	10,394	612,622
Total Master Limited Partnerships
(Cost $9,026,891)		8,621,105

SECURITIES LENDING COLLATERAL†,2 – 3.1%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3196%	3,893,491	3,893,491
Total Securities Lending Collateral
(Cost $3,893,491)		3,893,491
Total Investments – 102.9%
(Cost $135,110,832)		$130,299,101
Other Assets & Liabilities, net – (2.9)%		(3,631,833)
Total Net Assets – 100.0%		$126,667,268

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

plc	Public Limited Company

See Sector Classification in Supplemental Information section.
Country Diversification
% of Long-Term
Country	Investments
United States	82.3%
Bermuda	7.4%
Ireland	5.2%
Netherlands	2.5%
Guernsey	1.3%
Mexico	0.8%
Canada	0.5%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$117,784,505	$—	$—	$117,784,505
Master Limited
Partnership	8,621,105	—	—	8,621,105
Securities Lending
Collateral	3,893,491	—	—	3,893,491
Total	$130,299,101	$—	$—	$130,299,101
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
CVY Guggenheim Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† – 71.4%
Financial – 18.8%
Realty Income Corp. REIT	96,998	$5,678,263
Digital Realty Trust, Inc. REIT	66,789	5,281,006
American Campus Communities, Inc. REIT	119,197	5,217,252
Annaly Capital Management, Inc. REIT	499,022	5,055,093
Weingarten Realty Investors REIT	119,523	4,210,795
Healthcare Realty Trust, Inc. REIT	118,414	3,435,190
Healthcare Trust of America, Inc. — Class A REIT	119,022	3,310,002
Sun Communities, Inc. REIT	47,170	3,185,390
Bank of Montreal	55,436	3,050,088
Navient Corp.	269,355	2,917,115
DuPont Fabros Technology, Inc. REIT	81,339	2,899,735
Bank of Nova Scotia	70,456	2,818,240
Banco de Chile ADR	45,732	2,783,250
WP Carey, Inc. REIT	46,889	2,658,137
Manulife Financial Corp.	195,405	2,610,610
Invesco Ltd.	96,330	2,575,864
HSBC Holdings plc ADR	81,058	2,575,213
Piedmont Office Realty Trust, Inc. — Class A REIT	129,490	2,378,732
Education Realty Trust, Inc. REIT	56,309	2,232,652
Cullen/Frost Bankers, Inc.	45,254	2,169,024
New York REIT, Inc. REIT	193,907	1,861,507
STORE Capital Corp. REIT	75,091	1,813,448
FirstMerit Corp.	77,877	1,528,726
Sun Life Financial, Inc.1	48,644	1,448,132
Canadian Imperial Bank of Commerce	21,323	1,413,502
China Life Insurance Company Ltd. ADR1	126,771	1,383,072
Umpqua Holdings Corp.	89,593	1,347,479
Hancock Holding Co.	54,406	1,255,146
Washington Real Estate Investment Trust REIT	46,331	1,198,583
PacWest Bancorp	33,994	1,093,927
Waddell & Reed Financial, Inc. — Class A	42,645	998,746
Total Financial		82,383,919

Technology – 8.6%
QUALCOMM, Inc.	97,056	4,929,475
International Business Machines Corp.	34,584	4,531,542
Seagate Technology plc	139,917	4,387,797
Siliconware Precision Industries Company Ltd. ADR	462,981	3,509,396
Western Digital Corp.	77,555	3,375,969
CA, Inc.	113,367	3,320,519
Paychex, Inc.	59,012	3,032,627
Microchip Technology, Inc.	67,707	3,012,284
Canon, Inc. ADR	85,851	2,420,998
Infosys Ltd. ADR	142,437	2,395,790
Lexmark International, Inc. — Class A	46,669	1,447,672
Pitney Bowes, Inc.	75,539	1,368,767
Total Technology		37,732,836

Consumer, Non-cyclical – 8.1%
Reynolds American, Inc.	102,702	5,179,261
Altria Group, Inc.	83,312	5,129,520
Philip Morris International, Inc.	55,197	5,024,583
AbbVie, Inc.	78,431	4,283,118
GlaxoSmithKline plc ADR	90,123	3,485,056
Western Union Co.	169,876	3,101,936
Cal-Maine Foods, Inc.1	57,630	3,076,290
AstraZeneca plc ADR	77,984	2,235,801
B&G Foods, Inc.	43,304	1,497,885
Kindred Healthcare, Inc.	124,873	1,312,415
PDL BioPharma, Inc.	405,713	1,221,196
Total Consumer, Non-cyclical		35,547,061

Consumer, Cyclical – 7.1%
Macy's, Inc.	121,013	5,228,972
Target Corp.	65,788	5,161,069
Las Vegas Sands Corp.	106,800	5,156,304
Kohl's Corp.	98,818	4,611,836
Ford Motor Co.	329,589	4,123,158
General Motors Co.	132,386	3,897,444
DineEquity, Inc.	18,894	1,728,234
Pier 1 Imports, Inc.	234,717	1,159,502
Total Consumer, Cyclical		31,066,519

Energy – 6.8%
Royal Dutch Shell plc — Class A ADR1	81,511	3,707,120
BP plc ADR	125,253	3,643,610
National Oilwell Varco, Inc.	124,227	3,636,124
TransCanada Corp.	98,215	3,604,491
Transocean Ltd.1	328,696	2,843,221
Statoil ASA ADR1	191,196	2,783,814
Total S.A. ADR1	61,309	2,741,125
PBF Energy, Inc. — Class A	78,089	2,358,288
Western Refining, Inc.	71,606	1,909,732
Ensco plc — Class A	185,136	1,605,129
Alon USA Energy, Inc.1	90,154	888,918
Total Energy		29,721,572

Utilities – 6.7%
Duke Energy Corp.	70,428	5,231,393
PPL Corp.	141,356	4,946,046
NiSource, Inc.	163,780	3,517,994
SCANA Corp.	53,679	3,490,209
DTE Energy Co.	39,862	3,353,191
AES Corp.	322,925	3,164,665
Questar Corp.	84,717	2,098,440
NorthWestern Corp.	29,518	1,752,484

See notes to financial statements.
42 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† – 71.4% (continued)
Utilities – 6.7% (continued)
OGE Energy Corp.	62,007	$1,542,734
Total Utilities		29,097,156

Basic Materials – 6.5%
Dow Chemical Co.	89,849	4,367,559
Mosaic Co.	152,085	4,053,065
LyondellBasell Industries N.V. — Class A	49,776	3,992,532
Steel Dynamics, Inc.	179,516	3,265,396
Agrium, Inc.	32,792	2,817,817
Huntsman Corp.	252,146	2,738,306
International Paper Co.	76,412	2,727,909
Commercial Metals Co.	107,010	1,571,977
Axiall Corp.	77,314	1,538,549
Domtar Corp.	38,738	1,363,190
Total Basic Materials		28,436,300

Industrial – 5.4%
Cummins, Inc.	48,618	4,743,658
Eaton Corporation plc	83,124	4,713,962
Caterpillar, Inc.	67,178	4,547,951
Packaging Corporation of America	46,741	2,266,938
WestRock Co.	63,288	2,137,236
GATX Corp.1	35,213	1,514,511
Timken Co.	49,688	1,482,193
Ship Finance International Ltd.1	93,146	1,213,693
Scorpio Tankers, Inc.	185,238	1,152,180
Total Industrial		23,772,322

Communications – 3.4%
Cisco Systems, Inc.	175,849	4,603,726
Mobile TeleSystems PJSC ADR	630,997	4,416,979
Telefonaktiebolaget LM Ericsson ADR	363,931	3,339,067
Chunghwa Telecom Company Ltd. ADR1	81,568	2,560,420
Total Communications		14,920,192
Total Common Stocks
(Cost $348,843,451)		312,677,877
CLOSED-END FUNDS† – 9.9%
PIMCO Dynamic Credit Income Fund	276,556	4,701,452
PIMCO Dynamic Income Fund	171,560	4,335,321
First Trust Intermediate Duration Preferred & Income Fund	178,246	3,846,549
Templeton Global Income Fund	506,252	3,057,762
AllianzGI Convertible & Income Fund1	594,022	2,922,588
Prudential Global Short Duration High Yield Fund, Inc.1	193,232	2,765,150
AllianceBernstein Global High Income Fund, Inc.	238,662	2,630,055
Prudential Short Duration High Yield Fund, Inc.	160,271	2,392,846
Western Asset High Income Fund II, Inc.1	349,708	2,105,242
PIMCO Income Strategy Fund II	210,080	1,712,152
Wells Fargo Income Opportunities Fund1	233,377	1,668,646
NexPoint Credit Strategies Fund	94,630	1,657,918
Babson Capital Global Short Duration High Yield Fund1	95,766	1,482,458
John Hancock Preferred Income Fund III1	75,172	1,403,461
John Hancock Preferred Income Fund	63,065	1,323,104
Nuveen Quality Preferred Income Fund1	161,049	1,306,107
Wells Fargo Global Dividend Opportunity Fund	224,421	1,274,711
Western Asset Global High Income Fund, Inc.	127,855	1,065,032
John Hancock Preferred Income Fund II	48,126	973,589
Brookfield Total Return Fund, Inc.	39,469	931,074
Total Closed-End Funds
(Cost $55,299,292)		43,555,217

PREFERRED STOCKS† – 9.6%
Financial – 9.6%
JPMorgan Chase & Co.
6.15%1,2	208,264	5,335,724
6.10%1,2	197,482	5,079,237
Capital One Financial Corp.
6.20%2	205,964	5,264,440
Wells Fargo & Co.
5.85%2,3	182,274	4,646,164
Citigroup, Inc.
6.88%2,3	163,766	4,341,437
Charles Schwab Corp.
6.00%2	160,214	4,112,693
Morgan Stanley
6.38%2,3	134,031	3,423,152
Deutsche Bank Contingent Capital Trust III
7.60%1,2	107,794	2,604,303
Deutsche Bank Contingent Capital Trust V
8.05%1,2	95,742	2,417,486
Goldman Sachs Group, Inc.
5.50%2,3	96,585	2,380,820
Bank of America Corp.
6.63%2	90,479	2,346,120
Total Financial		41,951,576
Total Preferred Stocks
(Cost $42,875,413)		41,951,576
MASTER LIMITED PARTNERSHIPS† – 6.8%
Energy – 5.0%
American Midstream Partners, LP1	888,021	4,511,146
CVR Refining, LP	324,565	3,424,161
ONEOK Partners, LP	108,465	3,187,786
Alon USA Partners, LP	216,714	2,327,508
Archrock Partners, LP	302,391	2,068,354
Enterprise Products Partners, LP	77,991	1,822,650
Tesoro Logistics, LP	38,016	1,586,028
Tallgrass Energy Partners, LP	42,784	1,498,296

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
MASTER LIMITED PARTNERSHIPS† – 6.8% (continued)
Energy – 5.0% (continued)
Calumet Specialty Products Partners, LP1	138,191	$1,341,835
Total Energy		21,767,764

Utilities – 1.2%
AmeriGas Partners, LP	78,778	3,211,779
Global Partners, LP1	163,076	2,136,296
Total Utilities		5,348,075

Industrial – 0.6%
Martin Midstream Partners, LP1	171,868	2,658,798
Total Master Limited Partnerships
(Cost $50,749,138)		29,774,637

CONVERTIBLE PREFERRED STOCKS† – 1.2%
Financial – 1.2%
Wells Fargo & Co.
7.50%2	4,452	5,216,809
Total Convertible Preferred Stocks
(Cost $5,262,985)		5,216,809

SECURITIES LENDING COLLATERAL†,4 – 5.9%
BNY Mellon Separately Managed Cash Collateral Account
issued, 0.3171%	25,750,180	25,750,180
Total Securities Lending Collateral
(Cost $25,750,180)		25,750,180
Total Investments – 104.8%
(Cost $528,780,459)		$458,926,296
Other Assets & Liabilities, net – (4.8)%		(20,926,054)
Total Net Assets – 100.0%		$438,000,242

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2	Perpetual maturity.

3	Variable rate security. Rate indicated is rate effective at February 29, 2016.

4	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

plc	Public Limited Company

REIT	Real Estate Investment Trust

See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	80.6%
Canada	4.1%
United Kingdom	4.0%
Ireland	2.1%
Taiwan, Province of China	1.4%
Russian Federation	1.0%
Netherlands	0.9%
Other	5.9%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$312,677,877	$—	$—	$312,677,877
Closed-End Funds	43,555,217	—	—	43,555,217
Preferred Stocks	41,951,576	—	—	41,951,576
Master Limited
Partnerships	29,774,637	—	—	29,774,637
Convertible
Preferred Stocks	5,216,809	—	—	5,216,809
Securities Lending
Collateral	25,750,180	—	—	25,750,180
Total	$458,926,296	$—	$—	$458,926,296
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
44 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF

	Shares	Value
COMMON STOCKS† – 93.5%
Financial – 21.0%
BofI Holding, Inc.*,1	58,690	$1,087,526
CyrusOne, Inc. REIT	26,184	1,037,934
American Tower Corp. — Class A REIT	11,245	1,036,788
Wintrust Financial Corp.	24,024	1,021,020
Meta Financial Group, Inc.	24,639	1,019,808
Willis Towers Watson plc	8,899	1,008,435
SVB Financial Group*	11,348	1,008,270
EverBank Financial Corp.	77,253	1,005,834
Argo Group International Holdings Ltd.	17,944	1,000,019
Lincoln National Corp.	27,305	997,451
Equinix, Inc. REIT	3,281	996,407
American Homes 4 Rent — Class A REIT	71,100	995,400
Heartland Financial USA, Inc.	33,847	995,102
Apartment Investment & Management Co. — Class A REIT	27,139	993,559
MetLife, Inc.	25,106	993,193
Prudential Financial, Inc.	15,023	992,869
Hanmi Financial Corp.	47,641	992,362
Umpqua Holdings Corp.	65,855	990,459
Kite Realty Group Trust REIT	36,733	988,852
PrivateBancorp, Inc. — Class A	28,770	988,537
Nasdaq, Inc.	15,603	987,514
ConnectOne Bancorp, Inc.1	63,925	985,724
Northern Trust Corp.	16,536	981,908
IBERIABANK Corp.	20,572	980,872
Bank of the Ozarks, Inc.	25,887	979,564
Renasant Corp.	31,350	978,747
Retail Opportunity Investments Corp. REIT	53,162	977,118
BB&T Corp.	30,324	975,220
Allstate Corp.	15,341	973,540
Regions Financial Corp.	128,352	965,207
BGC Partners, Inc. — Class A	111,326	961,857
Federated National Holding Co.	40,225	961,378
Extra Space Storage, Inc. REIT	11,391	935,771
PRA Group, Inc.*	36,112	881,133
Fidus Investment Corp.1	53,899	768,600
Carolina Financial Corp.	30,415	510,972
Alcentra Capital Corp.1	45,161	467,416
Health Insurance Innovations, Inc. — Class A*,1	32,702	190,326
Total Financial		35,612,692

Consumer, Cyclical – 17.7%
MCBC Holdings, Inc.*	82,236	1,092,093
Cinemark Holdings, Inc.	32,916	1,089,520
Ulta Salon Cosmetics & Fragrance, Inc.*	6,542	1,080,673
Toll Brothers, Inc.*	39,151	1,074,695
Malibu Boats, Inc. — Class A*	69,196	1,069,078
Whirlpool Corp.	6,871	1,067,204
Mohawk Industries, Inc.*	5,927	1,065,260
MarineMax, Inc.*	59,944	1,063,407
Best Buy Company, Inc.	32,785	1,061,906
Select Comfort Corp.*	59,256	1,060,682
Beacon Roofing Supply, Inc.*	29,290	1,057,369
Carrols Restaurant Group, Inc.*	78,614	1,043,207
WCI Communities, Inc.*	60,275	1,039,744
Harman International Industries, Inc.	13,414	1,028,586
Pier 1 Imports, Inc.	207,588	1,025,485
Red Robin Gourmet Burgers, Inc.*	15,685	1,021,094
Advance Auto Parts, Inc.	6,837	1,014,884
Bed Bath & Beyond, Inc.*	21,120	1,012,704
Dollar General Corp.	13,638	1,012,621
Regal Entertainment Group — Class A	51,274	1,009,585
Wal-Mart Stores, Inc.	15,185	1,007,372
Polaris Industries, Inc.	11,437	1,005,427
Alaska Air Group, Inc.	13,573	1,003,045
AutoZone, Inc.*	1,292	1,000,744
Dollar Tree, Inc.*	12,360	991,890
O'Reilly Automotive, Inc.*	3,809	991,559
Tractor Supply Co.	11,604	981,350
La-Z-Boy, Inc.	40,093	976,265
Fiesta Restaurant Group, Inc.*	27,855	922,558
Total Consumer, Cyclical		29,870,007

Technology – 13.4%
Benefitfocus, Inc.*,1	38,611	1,211,999
BroadSoft, Inc.*	32,751	1,208,184
salesforce.com, Inc.*	15,801	1,070,519
Synchronoss Technologies, Inc.*	38,042	1,065,556
Qorvo, Inc.*	23,462	1,057,667
Rackspace Hosting, Inc.*	49,021	1,055,422
Applied Micro Circuits Corp.*,1	182,508	1,054,896
NXP Semiconductor N.V.*	14,771	1,052,286
Microsemi Corp.*	30,277	1,048,493
Skyworks Solutions, Inc.	15,578	1,035,158
EMC Corp.	39,229	1,025,054
NVIDIA Corp.	32,256	1,011,548
VeriFone Systems, Inc.*	42,214	1,008,492
Maxim Integrated Products, Inc.	29,763	1,007,775
Cavium, Inc.*	16,859	1,002,942
Analog Devices, Inc.	18,846	998,650
Texas Instruments, Inc.	18,611	986,755

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
COMMON STOCKS† – 93.5% (continued)
Technology – 13.4% (continued)
ServiceNow, Inc.*	17,937	$986,356
Microsoft Corp.	18,948	964,074
Xilinx, Inc.	20,275	957,386
Envestnet, Inc.*	45,269	928,467
Instructure, Inc.*,1	64,343	920,105
Total Technology		22,657,784

Consumer, Non-cyclical – 12.5%
Capital Senior Living Corp.*	63,717	1,088,286
Teleflex, Inc.	7,300	1,042,586
Merit Medical Systems, Inc.*	54,549	1,026,067
Aaron's, Inc.	44,571	1,024,687
HCA Holdings, Inc.*	14,521	1,004,998
Service Corporation International	42,599	1,001,929
TESARO, Inc.*,1	24,733	1,000,698
Becton Dickinson and Co.	6,776	999,121
ICU Medical, Inc.*	10,830	995,277
UnitedHealth Group, Inc.	8,344	993,770
Amsurg Corp. — Class A*	14,324	974,748
Biogen, Inc.*	3,756	974,382
Boston Scientific Corp.*	57,220	971,596
Quintiles Transnational Holdings, Inc.*	15,480	970,751
Celgene Corp.*	9,569	964,842
Carriage Services, Inc. — Class A	46,602	960,467
Sagent Pharmaceuticals, Inc.*	67,208	953,009
Alexion Pharmaceuticals, Inc.*	6,731	947,725
Surgery Partners, Inc.*	71,047	932,847
TG Therapeutics, Inc.*,1	111,326	927,346
Amphastar Pharmaceuticals, Inc.*	86,434	910,150
Dipexium Pharmaceuticals, Inc.*	36,259	271,942
ADMA Biologics, Inc.*	30,678	145,721
Total Consumer, Non-cyclical		21,082,945

Industrial – 12.2%
Applied Optoelectronics, Inc.*,1	61,444	1,105,378
Covanta Holding Corp.	74,953	1,044,095
SBA Communications Corp. — Class A*	10,954	1,039,425
Flextronics International Ltd.*	92,719	1,006,928
Saia, Inc.*	37,955	996,318
Werner Enterprises, Inc.	37,477	995,014
Ryder System, Inc.	17,487	991,863
Progressive Waste Solutions Ltd.	33,161	991,514
FLIR Systems, Inc.	31,848	986,014
ArcBest Corp.	50,379	985,917
Genesee & Wyoming, Inc. — Class A*	17,351	984,149
Swift Transportation Co. — Class A*	57,690	983,038
Republic Services, Inc. — Class A	21,495	982,322
Celadon Group, Inc.	108,978	977,533
YRC Worldwide, Inc.*	121,368	977,012
Waste Connections, Inc.	15,806	974,756
Kansas City Southern	11,871	969,979
Union Pacific Corp.	12,289	969,111
Knight Transportation, Inc.	39,866	965,953
PGT, Inc.*	95,701	946,483
Casella Waste Systems, Inc. — Class A*	128,962	764,745
Total Industrial		20,637,547

Communications – 8.3%
Telephone & Data Systems, Inc.	43,485	1,161,920
United States Cellular Corp.*	27,831	1,152,203
Palo Alto Networks, Inc.*	7,722	1,118,068
NeoPhotonics Corp.*	99,081	1,085,928
Arris International plc*	43,678	1,043,467
WebMD Health Corp. — Class A*	18,527	1,027,507
Amazon.com, Inc.*	1,836	1,014,428
ORBCOMM, Inc.*	115,381	1,006,122
RingCentral, Inc. — Class A*	53,625	992,063
Zayo Group Holdings, Inc.*	41,765	988,995
Comcast Corp. — Class A	17,000	981,410
Wayfair, Inc. — Class A*,1	24,820	967,235
Iridium Communications, Inc.*,1	130,051	901,253
KVH Industries, Inc.*	39,780	363,191
Connecture, Inc.*,1	64,430	192,646
Total Communications		13,996,436

Energy – 6.5%
Superior Energy Services, Inc.	107,545	1,105,562
Newpark Resources, Inc.*	277,364	1,034,568
Patterson-UTI Energy, Inc.	65,459	1,017,233
Weatherford International plc*	158,354	1,013,466
Halliburton Co.	31,301	1,010,396
Spectra Energy Corp.	34,295	1,001,414
Baker Hughes, Inc.	23,301	998,914
Pioneer Natural Resources Co.	7,983	962,192
Occidental Petroleum Corp.	13,981	962,172
SolarCity Corp.*	52,168	961,456
Concho Resources, Inc.*	10,638	959,973
California Resources Corp.	1,411	793
Total Energy		11,028,139
See notes to financial statements.
46 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
COMMON STOCKS† – 93.5% (continued)
Utilities – 1.3%
EnerNOC, Inc.*,1	191,774	$1,177,492
8Point3 Energy Partners, LP1	62,580	944,332
Total Utilities		2,121,824

Basic Materials – 0.6%
Praxair, Inc.	9,505	967,514
Total Common Stocks
(Cost $163,266,454)		157,974,888

MASTER LIMITED PARTNERSHIPS† – 6.2%
Energy – 3.6%
Antero Midstream Partners, LP	50,328	1,118,288
Magellan Midstream Partners, LP	15,398	1,040,597
Enviva Partners, LP1	53,655	1,040,370
Enterprise Products Partners, LP	43,972	1,027,626
Energy Transfer Equity, LP	144,183	1,009,281
Tesoro Logistics, LP	23,081	962,939
Total Energy		6,199,101

Financial – 0.7%
Lazard Ltd. — Class A	31,211	1,098,003

Consumer, Non-cyclical – 0.6%
StoneMor Partners, LP1	36,192	967,050

Industrial – 0.6%
Fortress Transportation & Infrastructure Investors LLC1	104,124	955,858
Consumer, Cyclical – 0.5%
Green Plains Partners, LP1	63,523	816,271

Diversified – 0.2%
Landmark Infrastructure Partners, LP	27,746	394,826
Total Master Limited Partnerships
(Cost $12,942,979)		10,431,109

SECURITIES LENDING COLLATERAL†,2 – 3.6%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3172%	6,055,547	6,055,547
Total Securities Lending Collateral
(Cost $6,055,547)		6,055,547
Total Investments – 103.3%
(Cost $182,264,980)		$174,461,544
Other Assets & Liabilities, net – (3.3)%		(5,609,070)
Total Net Assets – 100.0%		$168,852,474

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2	Securities lending collateral — See Note 2.

plc	Public Limited Company
See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	95.1%
Bermuda	1.3%
Ireland	1.2%
Netherlands	0.6%
United Kingdom	0.6%
Singapore	0.6%
Canada	0.6%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$157,974,888	$—	$—	$157,974,888
Master Limited
Partnership	10,431,109	—	—	10,431,109
Securities Lending
Collateral	6,055,547	—	—	6,055,547
Total	$174,461,544	$—	$—	$174,461,544
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
CSD Guggenheim Spin-Off ETF

	Shares	Value
COMMON STOCKS† – 99.7%
Financial – 19.1%
Navient Corp.	922,904	$9,995,050
NorthStar Asset Management Group, Inc.	799,826	8,742,098
Blackhawk Network Holdings, Inc.*	225,058	7,615,963
WP GLIMCHER, Inc. REIT	767,164	6,628,297
New Senior Investment Group, Inc. REIT	359,369	3,482,286
Colony Starwood Homes REIT	156,545	3,437,728
CareTrust REIT, Inc. REIT	198,303	2,258,671
Ashford Hospitality Prime, Inc. REIT	116,220	1,142,443
Enova International, Inc.*	136,559	789,311
Total Financial		44,091,847

Communications – 16.4%
Liberty Broadband Corp. — Class A*	223,199	11,224,677
News Corp. — Class A	830,955	8,990,933
Time, Inc.	453,481	6,394,082
Lands' End, Inc.*,1	131,642	3,167,306
New Media Investment Group, Inc.	184,603	2,885,345
FTD Companies, Inc.*	118,122	2,746,337
Straight Path Communications, Inc. — Class B*,1	48,782	1,554,195
Tribune Publishing Co.	107,476	901,724
Total Communications		37,864,599

Industrial – 14.3%
Allegion plc	174,732	11,008,116
Keysight Technologies, Inc.*	393,981	10,278,965
KLX, Inc.*	217,376	6,084,354
Knowles Corp.*,1	363,400	4,135,492
Kimball Electronics, Inc.*	120,995	1,381,763
Patriot Transportation Holding, Inc.*	13,356	280,476
Total Industrial		33,169,166

Technology – 12.2%
CDK Global, Inc.	247,897	11,128,096
Cheetah Mobile Inc ADR*,1	581,385	8,616,126
Science Applications International Corp.	187,576	8,375,268
Total Technology		28,119,490

Consumer, Non-cyclical – 11.6%
Mallinckrodt plc*	160,376	10,429,252
Zoetis, Inc.	247,840	10,176,310
Halyard Health, Inc.*	191,529	4,887,820
Vectrus, Inc.*	43,553	838,395
Symmetry Surgical, Inc.*,1	42,055	401,205
Total Consumer, Non-cyclical		26,732,982

Consumer, Cyclical – 11.1%
Vista Outdoor, Inc.*	256,545	12,647,669
Gaming and Leisure Properties, Inc. REIT	419,292	10,981,257
Veritiv Corp.*,1	66,372	2,119,922
Total Consumer, Cyclical		25,748,848

Energy – 8.2%
Murphy USA, Inc.*	171,669	10,933,599
NOW, Inc.*,1	442,435	7,158,598
California Resources Corp.	1,598,785	898,677
Total Energy		18,990,874

Utilities – 6.2%
ONE Gas, Inc.	214,952	12,462,917
Kenon Holdings Ltd.*	232,000	1,875,810
Total Utilities		14,338,727

Basic Materials – 0.6%
Rayonier Advanced Materials, Inc.	176,553	1,318,851
Total Common Stocks
(Cost $287,700,486)		230,375,384

SECURITIES LENDING COLLATERAL†,2 – 8.8%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3195%	20,227,473	20,227,473
Total Securities Lending Collateral
(Cost $20,227,473)		20,227,473
Total Investments – 108.5%
(Cost $307,927,959)		$250,602,857
Other Assets & Liabilities, net – (8.5)%		(19,650,384)
Total Net Assets – 100.0%		$230,952,473

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

plc	Public Limited Company

REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

See notes to financial statements.
48 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
CSD Guggenheim Spin-Off ETF continued

Country Diversification
% of
Country	Common Stocks
United States	86.2%
Ireland	9.3%
Cayman Islands	3.7%
Singapore	0.8%
Total Common Stocks	100.0%

Currency Denomination
% of
Currency	Common Stocks
United States Dollar	99.2%
Hong Kong Dollar	0.8%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$230,375,384	$—	$—	$230,375,384
Securities Lending
Collateral	20,227,473	—	—	20,227,473
Total	$250,602,857	$—	$—	$250,602,857
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF

	Shares	Value
COMMON STOCKS† – 99.0%
Financial – 35.2%
Heritage Financial Corp.	6,748	$117,686
Bridge Bancorp, Inc.	3,813	108,326
German American Bancorp, Inc.1	3,292	105,113
Peoples Bancorp, Inc.	5,308	94,694
Agree Realty Corp. REIT	2,543	94,218
Enterprise Financial Services Corp.	3,299	91,481
Banc of California, Inc.	5,898	90,417
NewBridge Bancorp	8,154	89,123
Sierra Bancorp	4,679	87,825
Pacific Continental Corp.	5,675	87,622
Arbor Realty Trust, Inc. REIT	12,042	81,885
HCI Group, Inc.1	2,307	81,069
MainSource Financial Group, Inc.	3,810	78,867
First Defiance Financial Corp.	1,929	75,597
Meta Financial Group, Inc.	1,802	74,585
CU Bancorp*	3,388	74,129
HomeStreet, Inc.*	3,684	73,569
Federated National Holding Co.	3,023	72,250
Preferred Bank/Los Angeles CA	2,501	71,404
CommunityOne Bancorp*	5,404	69,387
Independent Bank Corp.	4,642	68,377
Financial Institutions, Inc.	2,567	68,076
Mercantile Bank Corp.	3,010	67,936
United Community Financial Corp.	11,438	67,484
Seacoast Banking Corporation of Florida*	4,469	66,231
Guaranty Bancorp	4,436	66,052
Bryn Mawr Bank Corp.	2,623	65,916
Arlington Asset Investment Corp. — Class A1	5,436	65,830
Gladstone Investment Corp.	8,767	60,756
Federal Agricultural Mortgage Corp. — Class C	1,848	59,968
MidWestOne Financial Group, Inc.	2,272	59,208
West Bancorporation, Inc.	3,353	58,879
Pacific Premier Bancorp, Inc.*	2,839	58,341
Houlihan Lokey, Inc.	2,137	54,621
Whitestone REIT — Class B REIT	4,832	54,214
National Bankshares, Inc.1	1,623	53,981
Southwest Bancorp, Inc.	3,476	52,661
Southern National Bancorp of Virginia, Inc.	4,167	52,587
Gladstone Commercial Corp. REIT	3,516	52,318
Bear State Financial, Inc.*,1	5,668	52,089
PennantPark Floating Rate Capital Ltd.1	4,489	50,726
Consolidated-Tomoka Land Co.	1,055	50,598
CNB Financial Corp.	2,846	50,460
RE/MAX Holdings, Inc. — Class A	1,557	49,917
United Insurance Holdings Corp.	2,506	48,892
One Liberty Properties, Inc. REIT	2,279	48,383
Independence Realty Trust, Inc. REIT	7,492	48,174
Fidelity Southern Corp.	3,114	46,679
Peapack Gladstone Financial Corp.	2,807	46,540
ConnectOne Bancorp, Inc.	3,006	46,353
First Connecticut Bancorp, Inc.	2,872	46,210
Suffolk Bancorp	1,895	45,916
Westfield Financial, Inc.1	5,404	45,177
Shore Bancshares, Inc.	3,999	45,069
Fidus Investment Corp.1	3,143	44,819
Territorial Bancorp, Inc.	1,739	44,744
Marlin Business Services Corp.	3,213	44,372
Horizon Bancorp	1,823	44,117
Bank of Marin Bancorp	889	43,881
Preferred Apartment Communities, Inc. — Class A REIT	3,588	43,415
Fox Chase Bancorp, Inc.	2,236	42,864
Phoenix Companies, Inc.*,1	1,151	42,472
Severn Bancorp, Inc.*	8,212	42,128
Farmland Partners, Inc. REIT	3,825	41,922
Easterly Government Properties, Inc. REIT	2,442	41,758
American National Bankshares, Inc.	1,633	41,462
Horizon Technology Finance Corp.	3,847	41,317
Sun Bancorp, Inc.*	1,975	41,041
Enterprise Bancorp, Inc.	1,777	40,391
EMC Insurance Group, Inc.	1,656	39,876
BSB Bancorp, Inc.*	1,809	39,599
Ares Commercial Real Estate Corp. REIT	3,989	38,892
Oppenheimer Holdings, Inc. — Class A	2,741	38,813
Citizens & Northern Corp.	1,949	38,785
Farmers Capital Bank Corp.	1,503	38,641
OceanFirst Financial Corp.	2,270	38,567
Old Second Bancorp, Inc.*	5,708	38,187
Higher One Holdings, Inc.*	8,773	37,723
First Bancorp, Inc.	1,974	37,230
Jernigan Capital, Inc. REIT1	2,475	37,001
Penns Woods Bancorp, Inc.	948	36,697
Entegra Financial Corp.*	2,097	36,593
UMH Properties, Inc. REIT	3,889	36,518
CatchMark Timber Trust, Inc. — Class A REIT	3,407	36,285
Owens Realty Mortgage, Inc. REIT	2,375	36,029
Macatawa Bank Corp.1	5,898	35,978
Monarch Financial Holdings, Inc.	2,361	35,887
Medallion Financial Corp.1	4,420	35,714

See notes to financial statements.
50 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Financial – 35.2% (continued)
Garrison Capital, Inc.1	2,943	$35,669
Heritage Commerce Corp.	3,737	34,866
Avenue Financial Holdings, Inc.*,1	1,912	34,856
Bar Harbor Bankshares	1,029	34,050
WashingtonFirst Bankshares, Inc.	1,583	33,813
Gladstone Land Corp. REIT	3,937	33,465
MBT Financial Corp.	4,053	33,113
Summit Financial Group, Inc.1	2,508	33,081
Bankwell Financial Group, Inc.1	1,677	32,835
Hallmark Financial Services, Inc.*	3,289	32,824
Merchants Bancshares, Inc.	1,125	32,513
Pulaski Financial Corp.	2,154	32,375
QCR Holdings, Inc.	1,426	31,971
SI Financial Group, Inc.	2,290	31,831
Northrim BanCorp, Inc.	1,273	30,781
MutualFirst Financial, Inc.	1,255	30,748
C&F Financial Corp.	754	30,258
Republic First Bancorp, Inc.*,1	7,320	29,500
Conifer Holdings, Inc.*,1	4,612	28,825
Home Bancorp, Inc.1	1,156	28,727
Access National Corp.	1,531	28,477
Independence Holding Co.	1,732	28,197
Gladstone Capital Corp.1	4,053	27,641
Sotherly Hotels, Inc. REIT	5,035	27,390
1347 Property Insurance Holdings, Inc.*	4,612	27,072
JAVELIN Mortgage Investment Corp. REIT	4,519	27,024
Heritage Insurance Holdings, Inc.	1,380	26,938
Southern Missouri Bancorp, Inc.1	1,142	26,883
First Financial Northwest, Inc.	1,999	26,727
Orchid Island Capital, Inc. REIT	2,775	26,696
Cheviot Financial Corp.	1,800	26,388
Heritage Oaks Bancorp	3,613	26,230
Southcoast Financial Corp.*	1,999	26,087
Southern First Bancshares, Inc.*,1	1,127	25,380
Melrose Bancorp, Inc.*	1,687	25,305
ESSA Bancorp, Inc.	1,871	25,015
BBX Capital Corp. — Class A*	2,008	24,658
Nicholas Financial, Inc.*	2,312	24,369
Monroe Capital Corp.	1,928	24,100
Saratoga Investment Corp.1	1,687	24,006
GSV Capital Corp.	4,079	23,862
HF Financial Corp.1	1,400	23,744
Lake Sunapee Bank Group	1,593	23,306
Ellington Residential Mortgage REIT	1,929	23,302
Chemung Financial Corp.	862	23,300
CorEnergy Infrastructure Trust, Inc. REIT1	1,762	23,276
Provident Bancorp, Inc.*	1,800	23,184
Bluerock Residential Growth REIT, Inc.	2,258	23,167
First Internet Bancorp	871	22,751
Cape Bancorp, Inc.	1,768	22,736
Atlas Financial Holdings, Inc.*	1,258	22,606
Central Valley Community Bancorp1	1,848	22,305
People's Utah Bancorp	1,462	22,222
Trupanion, Inc.*,1	2,400	21,792
Consumer Portfolio Services, Inc.*	4,960	21,774
Century Bancorp, Inc. — Class A	547	21,579
Community Healthcare Trust, Inc. REIT	1,200	21,564
Codorus Valley Bancorp, Inc.	1,057	21,161
Union Bankshares, Inc.1	748	21,124
Atlantic American Corp.	5,062	21,109
Riverview Bancorp, Inc.1	4,858	20,695
BCB Bancorp, Inc.	2,100	20,643
Stellus Capital Investment Corp.	2,406	20,571
Premier Financial Bancorp, Inc.	1,300	20,150
Pacific Mercantile Bancorp*	2,900	20,097
Peoples Bancorp of North Carolina, Inc.	1,071	19,899
Norwood Financial Corp.1	741	19,718
Evans Bancorp, Inc.	800	19,600
Maui Land & Pineapple Company, Inc.*	3,600	19,476
Provident Financial Holdings, Inc.	1,100	19,283
Bank of South Carolina Corp.	1,186	19,023
Veritex Holdings, Inc.*	1,462	18,991
Middleburg Financial Corp.	900	18,819
Ocean Shore Holding Co.	1,100	18,755
Wheeler Real Estate Investment Trust, Inc. REIT	15,748	18,740
First Acceptance Corp.*	8,523	18,665
CM Finance, Inc.1	2,601	18,545
BRT Realty Trust REIT*,1	2,867	18,492
Five Oaks Investment Corp. REIT	3,836	18,490
Manning & Napier, Inc. — Class A	2,674	18,344
TriplePoint Venture Growth BDC Corp.	1,791	17,982
Cherry Hill Mortgage Investment Corp. REIT	1,262	17,958
US Global Investors, Inc. — Class A	10,911	17,785
Parke Bancorp, Inc.1	1,440	17,510
Impac Mortgage Holdings, Inc.*,1	1,300	17,381
Investors Title Co.1	200	17,272
Triumph Bancorp, Inc.*	1,253	17,129
MidSouth Bancorp, Inc.	2,441	16,696

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Financial – 35.2% (continued)
AmeriServ Financial, Inc.	5,307	$16,292
Poage Bankshares, Inc.	952	16,051
AeroCentury Corp.*	1,237	15,524
Emergent Capital, Inc.*	3,620	13,865
Harvest Capital Credit Corp.	1,298	13,460
Power REIT*,1	2,700	11,759
Plumas Bancorp*	1,350	11,502
Institutional Financial Markets, Inc.	12,374	10,270
Regional Management Corp.*	611	9,348
Urstadt Biddle Properties, Inc. REIT	531	9,346
Transcontinental Realty Investors, Inc. REIT*	787	8,740
First Marblehead Corp.*	2,528	8,494
Medley Management, Inc. — Class A1	1,332	7,273
Full Circle Capital Corp.	2,736	6,211
Vestin Realty Mortgage II, Inc. REIT*	4,499	5,849
Porter Bancorp, Inc.*	4,387	5,045
JG Wentworth Co. — Class A*	3,825	4,858
Fifth Street Asset Management, Inc.	1,061	3,385
Total Financial		7,272,113

Consumer, Non-cyclical – 22.6%
Anika Therapeutics, Inc.*	3,023	136,427
John B Sanfilippo & Son, Inc.	1,612	112,195
US Physical Therapy, Inc.	2,100	106,449
Vascular Solutions, Inc.*	3,367	101,211
Rockwell Medical, Inc.*,1	9,343	89,693
Omega Protein Corp.*	3,657	86,854
Cerus Corp.*,1	17,387	85,196
Five Prime Therapeutics, Inc.*	2,363	76,962
Franklin Covey Co.*	3,819	65,954
Carriage Services, Inc. — Class A1	3,171	65,354
BioTelemetry, Inc.*	4,776	57,598
NeoGenomics, Inc.*	8,627	54,954
Enzo Biochem, Inc.*	12,007	50,909
Addus HomeCare Corp.*	2,154	48,896
Trevena, Inc.*	5,246	43,908
Barrett Business Services, Inc.1	1,241	43,361
LeMaitre Vascular, Inc.	2,899	42,702
RadNet, Inc.*	7,277	41,479
Agenus, Inc.*	14,507	40,184
Exactech, Inc.*	2,137	39,855
Hackett Group, Inc.	2,852	39,643
Cytokinetics, Inc.*,1	6,267	39,482
Teligent, Inc.*,1	6,745	39,458
Paratek Pharmaceuticals, Inc.*	2,508	38,323
Heska Corp.*	1,143	37,216
Crimson Wine Group Ltd.*	4,456	37,207
Idera Pharmaceuticals, Inc.*	20,782	36,992
Tandem Diabetes Care, Inc.*	4,088	36,547
Zogenix, Inc.*	3,409	36,134
Limoneira Co.1	2,537	35,417
Seneca Foods Corp. — Class A*	1,034	34,391
PFSweb, Inc.*	2,659	34,354
Five Star Quality Care, Inc.*	14,464	34,280
Applied Genetic Technologies Corp.*	2,525	33,507
GenMark Diagnostics, Inc.*	6,763	33,477
Collectors Universe, Inc.	2,086	33,272
CytRx Corp.*,1	12,601	33,267
Cutera, Inc.*	2,773	32,804
Nutraceutical International Corp.*	1,333	32,712
BioTime, Inc.*,1	13,962	32,113
National Research Corp. — Class A1	2,123	31,781
Penumbra, Inc.*	675	31,469
Aerie Pharmaceuticals, Inc.*,1	1,857	31,272
Concert Pharmaceuticals, Inc.*	2,402	30,890
Utah Medical Products, Inc.	515	30,514
BioSpecifics Technologies Corp.*	859	30,495
MediciNova, Inc.*,1	5,029	30,174
Collegium Pharmaceutical, Inc.*	1,687	29,421
Senomyx, Inc.*,1	8,673	28,794
Primo Water Corp.*	3,043	28,330
ArQule, Inc.*	14,771	27,918
Synthetic Biologics, Inc.*,1	14,269	27,396
VirtualScopics, Inc.*,1	6,074	26,483
Ardelyx, Inc.*,1	2,724	26,314
MGP Ingredients, Inc.	1,125	26,314
Versartis, Inc.*,1	3,985	26,181
Akebia Therapeutics, Inc.*,1	3,567	26,038
Pernix Therapeutics Holdings, Inc.*,1	11,827	26,019
Lifevantage Corp.*	2,600	25,974
Avinger, Inc.*,1	1,665	25,691
Griffin Land & Nurseries, Inc.	1,111	24,998
Durect Corp.*	21,943	24,796
Nature's Sunshine Products, Inc.	2,937	24,612
Alico, Inc.	1,012	24,227
Vitae Pharmaceuticals, Inc.*,1	2,675	24,155
Adamis Pharmaceuticals Corp.*,1	4,118	23,884
KemPharm, Inc.*,1	1,462	23,845
FONAR Corp.*	1,426	23,443

See notes to financial statements.
52 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Consumer, Non-cyclical – 22.6% (continued)
Loxo Oncology, Inc.*	1,236	$23,224
Inotek Pharmaceuticals Corp.*	3,375	23,018
AxoGen, Inc.*	4,406	22,911
PharmAthene, Inc.*	13,442	22,851
AcelRx Pharmaceuticals, Inc.*,1	6,115	22,687
NanoString Technologies, Inc.*,1	1,883	22,671
Northwest Biotherapeutics, Inc.*,1	12,251	22,542
Aclaris Therapeutics, Inc.*	1,200	22,008
Galena Biopharma, Inc.*	26,233	21,773
Ampio Pharmaceuticals, Inc.*,1	10,221	21,771
VIVUS, Inc.*,1	20,810	21,642
SeaSpine Holdings Corp.*	1,687	21,256
Derma Sciences, Inc.*,1	6,343	20,932
Advaxis, Inc.*,1	3,825	20,885
CCA Industries, Inc.*,1	5,962	20,837
Fortress Biotech, Inc.*,1	7,263	20,627
CAS Medical Systems, Inc.*	12,711	20,465
REGENXBIO, Inc.*,1	1,687	20,463
Information Services Group, Inc.*	6,663	20,389
Golden Enterprises, Inc.	4,274	20,045
Peregrine Pharmaceuticals, Inc.*	49,193	19,682
Juniper Pharmaceuticals, Inc.*,1	2,618	19,609
Alimera Sciences, Inc.*,1	9,092	19,548
Iridex Corp.*	1,900	19,361
AAC Holdings, Inc.*,1	945	19,278
Synutra International, Inc.*,1	3,773	19,205
Intersections, Inc.*,1	8,124	18,929
Willdan Group, Inc.*,1	2,398	18,896
Flexion Therapeutics, Inc.*	1,991	18,825
Catalyst Pharmaceuticals, Inc.*	17,295	18,160
CTI BioPharma Corp.*,1	32,788	17,768
Anthera Pharmaceuticals, Inc.*,1	5,796	17,562
Inventure Foods, Inc.*,1	2,855	17,473
Newtek Business Services Corp.	1,659	17,420
Chembio Diagnostics, Inc.*	3,262	17,060
GlycoMimetics, Inc.*,1	3,749	17,020
Electromed, Inc.*	3,487	16,982
Agile Therapeutics, Inc.*	2,844	16,381
Care.com, Inc.*	2,700	16,362
Cadiz, Inc.*,1	3,300	15,972
Cidara Therapeutics, Inc.*,1	1,575	15,782
Vermillion, Inc.*	9,667	15,661
Alliance One International, Inc.*	1,480	15,436
CoLucid Pharmaceuticals, Inc.*,1	2,812	15,410
iRadimed Corp.*,1	854	15,227
Immune Design Corp.*,1	1,501	15,025
Hudson Global, Inc.*	5,693	14,745
Calithera Biosciences, Inc.*,1	2,475	14,702
CareDx, Inc.*,1	3,037	14,638
AVEO Pharmaceuticals, Inc.*	14,892	14,594
Assembly Biosciences, Inc.*,1	3,158	14,337
Veracyte, Inc.*,1	2,161	14,263
ITT Educational Services, Inc.*	4,837	14,221
vTv Therapeutics, Inc. — Class A*	2,475	14,132
Egalet Corp.*,1	2,025	13,689
Stemline Therapeutics, Inc.*	2,839	13,656
InfuSystems Holdings, Inc.*	4,197	13,430
Cara Therapeutics, Inc.*,1	2,692	13,245
Bellicum Pharmaceuticals, Inc.*	1,462	13,187
Reliv International, Inc.*	13,723	13,037
EPIRUS Biopharmaceuticals, Inc.*,1	4,882	13,035
Natural Alternatives International, Inc.*	1,012	12,529
Coffee Holding Co., Inc.*	3,825	12,508
Rexahn Pharmaceuticals, Inc.*	35,712	12,428
MGC Diagnostics Corp.*	1,687	11,607
Tonix Pharmaceuticals Holding Corp.*	4,606	11,423
Reed's, Inc.*,1	2,218	11,201
Cumberland Pharmaceuticals, Inc.*	2,312	10,797
Palatin Technologies, Inc.*	21,822	10,693
Cleveland BioLabs, Inc.*,1	3,280	10,660
XBiotech, Inc.*	1,350	10,341
Genocea Biosciences, Inc.*,1	2,637	10,337
Acme United Corp.	675	10,314
Arrhythmia Research Technology, Inc.*	2,362	10,287
Cogentix Medical, Inc.*	9,224	10,239
Mannatech, Inc.*	562	10,189
Invuity, Inc.*	1,350	9,896
Luna Innovations, Inc.*	11,249	9,787
Corium International, Inc.*,1	2,101	9,623
Arcadia Biosciences, Inc.*,1	3,375	9,585
Kindred Biosciences, Inc.*	2,497	9,539
Sunesis Pharmaceuticals, Inc.*	12,709	9,532
Vital Therapies, Inc.*,1	1,135	9,421
T2 Biosystems, Inc.*,1	1,179	9,420
Pieris Pharmaceuticals, Inc.*	5,287	9,411
Crystal Rock Holdings, Inc.*	11,586	9,037
Escalon Medical Corp.*	9,899	9,008
BioPharmX Corp.*	5,624	8,717

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Consumer, Non-cyclical – 22.6% (continued)
Truett-Hurst, Inc.*	6,187	$8,662
Oculus Innovative Sciences, Inc.*	8,661	8,575
Tokai Pharmaceuticals, Inc.*,1	1,326	8,447
Fibrocell Science, Inc.*,1	3,736	8,443
USMD Holdings, Inc.*,1	1,012	8,339
Opexa Therapeutics, Inc.*	3,487	8,334
Avalon Holdings Corp. — Class A*	4,612	8,302
Cardica, Inc.*	1,987	8,107
OXiGENE, Inc.*	13,948	8,075
Acura Pharmaceuticals, Inc.*	3,712	8,018
Stereotaxis, Inc.*	9,111	8,018
Fate Therapeutics, Inc.*	4,499	7,918
Lantheus Holdings, Inc.*	3,712	7,869
AdCare Health Systems, Inc.1	3,639	7,751
Proteon Therapeutics, Inc.*,1	1,418	7,629
Catabasis Pharmaceuticals, Inc.*,1	1,800	7,560
Command Security Corp.*	3,487	7,497
Sientra, Inc.*,1	1,057	7,399
BioLife Solutions, Inc.*,1	4,274	7,394
SPAR Group, Inc.*	6,749	7,289
ERBA Diagnostics, Inc.*	6,074	7,228
PhotoMedex, Inc.*	12,036	7,222
Joint Corp.*	1,800	7,200
Tobira Therapeutics, Inc.*,1	1,012	7,165
Argos Therapeutics, Inc.*,1	1,596	7,086
aTyr Pharma, Inc.*	1,575	7,040
Ocera Therapeutics, Inc.*	2,501	7,003
Second Sight Medical Products, Inc.*,1	1,350	6,912
Dipexium Pharmaceuticals, Inc.*,1	900	6,750
Ocean Bio-Chem, Inc.*	3,375	6,716
Cytori Therapeutics, Inc.*	31,533	6,622
Galectin Therapeutics, Inc.*	5,026	6,433
ImmunoCellular Therapeutics Ltd.*	21,559	6,360
Cyanotech Corp.*	1,462	6,287
Strata Skin Sciences, Inc.*	6,187	6,249
Cerulean Pharma, Inc.*,1	3,187	6,215
Recro Pharma, Inc.*,1	900	6,012
Swisher Hygiene, Inc.*	6,637	5,973
Hooper Holmes, Inc.*	54,219	5,959
Chiasma, Inc.*	562	5,547
OpGen, Inc.*	3,600	5,508
Minerva Neurosciences, Inc.*,1	1,125	5,479
Zynerba Pharmaceuticals, Inc.*,1	900	5,400
EyeGate Pharmaceuticals, Inc.*	1,462	5,263
Celladon Corp.*	5,646	5,251
Marinus Pharmaceuticals, Inc.*,1	1,242	5,043
Amedica Corp.*	1,904	4,760
Ritter Pharmaceuticals, Inc.*	3,262	4,730
ProPhase Labs, Inc.*	3,937	4,724
Allied Healthcare Products, Inc.*	5,962	4,293
Conatus Pharmaceuticals, Inc.*,1	2,265	4,032
Rock Creek Pharmaceuticals, Inc.*	8,324	3,996
Marrone Bio Innovations, Inc.*,1	3,262	3,914
Signal Genetics, Inc.*	6,862	3,911
Differential Brands Group, Inc.*	850	3,825
OncoGenex Pharmaceuticals, Inc.*	6,324	3,794
Akers Biosciences, Inc.*	2,250	3,780
NeuroMetrix, Inc.*	2,615	3,766
Repros Therapeutics, Inc.*	4,237	3,644
CombiMatrix Corp.*,1	794	3,303
Viking Therapeutics, Inc.*	1,800	3,258
Alphatec Holdings, Inc.*	15,401	2,926
InterCloud Systems, Inc.*	5,287	2,749
Cancer Genetics, Inc.*	1,237	2,721
Carbylan Therapeutics, Inc.*	4,387	2,720
Oncocyte Corp.*,1	697	2,676
Cellectar Biosciences, Inc.*	5,287	2,644
Lpath, Inc. — Class A*	14,398	2,592
Heat Biologics, Inc.*	2,475	2,475
Fairway Group Holdings Corp.*	8,099	2,438
Nanosphere, Inc.*	3,375	2,396
QC Holdings, Inc.	5,624	2,362
CytoSorbents Corp.*	450	2,322
Premier Exhibitions, Inc.*	5,962	2,238
GlobeImmune, Inc.*	2,137	2,201
Great Basin Scientific, Inc.*	10,104	2,065
SunLink Health Systems, Inc.*	4,612	1,709
American CareSource Holdings, Inc.*	5,624	1,687
NephroGenex, Inc.*	2,587	1,604
Universal Security Instruments, Inc.*,1	337	1,412
Aytu Bioscience, Inc.*	2,044	1,288
Onconova Therapeutics, Inc.*	2,362	1,092
Neothetics, Inc.*,1	1,587	958
NovaBay Pharmaceuticals, Inc.*,1	355	817
Rennova Health, Inc.*	1,057	750
Perseon Corp.*	13,048	652
Eleven Biotherapeutics, Inc.*	1,731	511
TetraLogic Pharmaceuticals Corp.*	3,265	359
Total Consumer, Non-cyclical		4,670,279

See notes to financial statements.
54 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Consumer, Cyclical – 12.5%
Motorcar Parts of America, Inc.*	3,474	$119,852
Ruth's Hospitality Group, Inc.	6,569	115,416
PC Connection, Inc.	4,432	109,781
BMC Stock Holdings, Inc.*	6,471	98,683
Nautilus, Inc.*	5,551	93,756
MarineMax, Inc.*	4,372	77,559
Unifi, Inc.*	3,269	73,258
Carrols Restaurant Group, Inc.*	5,402	71,685
Bassett Furniture Industries, Inc.	2,039	63,168
Douglas Dynamics, Inc.	3,080	60,245
Green Brick Partners, Inc.*,1	9,686	59,182
Hooker Furniture Corp.	1,835	58,573
Culp, Inc.	2,172	55,343
Beazer Homes USA, Inc.*	6,767	49,535
Reading International, Inc. — Class A*	4,739	47,674
Jamba, Inc.*,1	3,486	46,259
Chuy's Holdings, Inc.*,1	1,385	44,375
Sportsman's Warehouse Holdings, Inc.*	3,378	43,813
Miller Industries, Inc.	2,190	42,399
Luby's, Inc.*	8,448	41,818
Destination XL Group, Inc.*,1	9,173	40,819
Kona Grill, Inc.*	2,748	40,725
Build-A-Bear Workshop, Inc. — Class A*	2,830	40,412
Winmark Corp.	404	39,148
Flexsteel Industries, Inc.	958	39,115
NACCO Industries, Inc. — Class A	714	35,279
America's Car-Mart, Inc.*	1,354	34,040
Malibu Boats, Inc. — Class A*	2,162	33,403
West Marine, Inc.*	3,978	32,540
Monarch Casino & Resort, Inc.*	1,614	32,474
Escalade, Inc.	2,568	32,357
Superior Uniform Group, Inc.	1,819	32,287
J Alexander's Holdings, Inc.*	3,037	31,524
Century Casinos, Inc.*	4,502	30,298
Supreme Industries, Inc. — Class A	3,667	29,666
Lifetime Brands, Inc.	2,469	29,529
Nathan's Famous, Inc.1	583	29,447
Spartan Motors, Inc.	7,987	28,673
New York & Company, Inc.*	13,595	27,190
Fogo De Chao, Inc.*,1	1,687	26,992
Johnson Outdoors, Inc. — Class A	1,210	26,535
Golden Entertainment, Inc.*	2,245	23,236
Black Diamond, Inc.*	5,235	22,511
UCP, Inc. — Class A*,1	3,681	22,417
Red Lion Hotels Corp.*	2,979	21,985
Del Frisco's Restaurant Group, Inc.*	1,399	21,601
Cherokee, Inc.*	1,200	20,424
Canterbury Park Holding Corp.	2,025	20,048
Rocky Brands, Inc.	1,735	19,970
Duluth Holdings, Inc.*	1,200	19,860
Strattec Security Corp.	386	19,856
Skyline Corp.*	4,724	19,038
New Home Company, Inc.*	1,758	17,668
LeapFrog Enterprises, Inc. — Class A*	17,548	17,022
Dixie Group, Inc.*,1	3,702	16,622
Noodles & Co.*,1	1,208	15,499
Boot Barn Holdings, Inc.*,1	1,498	15,220
MCBC Holdings, Inc.*	1,125	14,940
Rave Restaurant Group, Inc.*,1	2,832	14,726
Papa Murphy's Holdings, Inc.*,1	1,279	13,852
PCM, Inc.*	1,792	13,548
Kewaunee Scientific Corp.	787	12,765
Freshpet, Inc.*,1	1,912	12,715
Nevada Gold & Casinos, Inc.*,1	6,299	12,472
ADDvantage Technologies Group, Inc.*	7,424	11,878
DGSE Companies, Inc.*	19,685	11,811
Cosi, Inc.*	18,007	11,416
Entertainment Gaming Asia, Inc.*	5,624	11,192
Peak Resorts, Inc.1	2,856	10,482
Unique Fabricating, Inc.	900	9,702
Diversified Restaurant Holdings, Inc.*	5,287	9,622
Gordmans Stores, Inc.*,1	3,487	8,229
Forward Industries, Inc.*	4,724	6,755
Koss Corp.*	2,925	6,289
bebe stores, Inc.	13,048	6,003
Full House Resorts, Inc.*	3,937	5,787
Comstock Holding Companies, Inc.*	2,700	4,482
Ignite Restaurant Group, Inc.*,1	1,348	4,381
AMREP Corp.*	1,125	4,264
Total Consumer, Cyclical		2,595,115

Industrial – 11.3%
Patrick Industries, Inc.*,1	3,065	135,442
Insteel Industries, Inc.	3,786	99,117
Lydall, Inc.*	3,174	91,886
PowerSecure International, Inc.*	4,415	82,119
Kadant, Inc.	2,000	76,340
ZAGG, Inc.*	6,290	65,542
Stoneridge, Inc.*	5,420	65,257

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Industrial – 11.3% (continued)
National Presto Industries, Inc.	801	$65,201
AEP Industries, Inc.	820	64,542
Integrated Electrical Services, Inc.*	4,982	64,217
VSE Corp.	954	59,825
Chase Corp.	1,244	58,493
Covenant Transportation Group, Inc. — Class A*	2,350	52,075
LSI Industries, Inc.	4,747	51,268
Mesa Laboratories, Inc.	539	48,499
Global Brass & Copper Holdings, Inc.	2,065	45,513
Casella Waste Systems, Inc. — Class A*	7,464	44,262
Kratos Defense & Security Solutions, Inc.*	11,999	40,077
CECO Environmental Corp.	6,436	39,968
NVE Corp.	593	30,166
Sparton Corp.*	1,947	27,978
PAM Transportation Services, Inc.*	974	27,828
Hurco Companies, Inc.	1,060	27,507
Advanced Emissions Solutions, Inc.*	5,767	27,393
Applied Optoelectronics, Inc.*	1,475	26,535
TRC Companies, Inc.*	3,984	26,494
Intevac, Inc.*	5,849	26,262
Heritage-Crystal Clean, Inc.*	3,387	26,012
UFP Technologies, Inc.*	1,123	25,122
Energous Corp.*,1	3,267	24,666
MicroVision, Inc.*,1	8,323	24,552
Allied Motion Technologies, Inc.	1,298	23,961
Key Technology, Inc.*	3,303	23,121
Hardinge, Inc.	2,511	22,247
LoJack Corp.*	3,400	21,862
Energy Focus, Inc.*,1	1,687	21,492
USA Truck, Inc.*	1,362	21,492
Pure Cycle Corp.*,1	4,610	21,390
Napco Security Technologies, Inc.*	3,432	21,347
Omega Flex, Inc.	647	20,730
Sterling Construction Company, Inc.*	3,786	20,444
LMI Aerospace, Inc.*	2,100	20,076
Revolution Lighting Technologies, Inc.*	25,600	19,763
Lawson Products, Inc.*	1,134	18,416
Iteris, Inc.*	7,161	18,261
Gencor Industries, Inc.*	1,326	17,994
Argan, Inc.	540	17,426
Core Molding Technologies, Inc.*	1,507	17,150
Control4 Corp.*	2,044	16,761
Xerium Technologies, Inc.*	2,216	16,243
Innovative Solutions & Support, Inc.*	6,299	16,125
Perma-Fix Environmental Services, Inc.*,1	4,050	15,269
Manitex International, Inc.*,1	2,925	14,918
Frequency Electronics, Inc.*	1,550	14,462
MOCON, Inc.	1,048	14,001
Lime Energy Co.*	4,499	12,687
Global Power Equipment Group, Inc.	4,499	12,687
SigmaTron International, Inc.*,1	1,912	12,562
Digital Ally, Inc.*,1	1,912	12,390
Imprivata, Inc.*	1,064	12,278
LGL Group, Inc.*,1	3,487	12,065
Active Power, Inc.*	12,936	11,901
API Technologies Corp.*	5,929	11,562
Giga-Tronics, Inc.*,1	7,874	11,102
CVD Equipment Corp.*,1	1,286	10,790
A. M. Castle & Co.*,1	4,612	9,916
MagneGas Corp.*,1	8,212	9,772
Astrotech Corp.*,1	7,312	9,725
American Electric Technologies, Inc.*,1	3,487	9,694
P&F Industries, Inc. — Class A*,1	900	9,099
Ideal Power, Inc.*	1,800	8,910
AG&E Holdings, Inc.	20,248	8,665
Aehr Test Systems*	7,087	8,363
Chicago Rivet & Machine Co.	337	8,341
Aspen Aerogels, Inc.*	2,267	8,275
Art's-Way Manufacturing Company, Inc.*	2,587	8,020
Tecogen, Inc.*	1,912	7,763
Intellicheck Mobilisa, Inc.*	7,537	7,236
WSI Industries, Inc.	1,800	6,570
Broadwind Energy, Inc.*	3,558	6,511
EnSync, Inc.*	20,360	6,387
Superconductor Technologies, Inc.*	29,359	6,230
Goldfield Corp.*	5,158	6,138
Document Security Systems, Inc.*	40,945	6,138
Ecology and Environment, Inc. — Class A1	562	5,895
Applied DNA Sciences, Inc.*,1	2,025	5,812
Turtle Beach Corp.*,1	5,512	5,567
NXT-ID, Inc.*	9,336	5,228
CryoPort, Inc.*	3,037	4,920
Clean Diesel Technologies, Inc.*	6,299	4,322
Erickson, Inc.*,1	2,137	3,633
Metabolix, Inc.*,1	2,362	3,590
CTI Industries Corp.*	562	2,726
Rand Logistics, Inc.*	2,690	2,570
IntriCon Corp.*	337	2,366

See notes to financial statements.
56 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Industrial – 11.3% (continued)
Axion Power International, Inc.*	1,487	$152
Total Industrial		2,343,667

Communications – 6.4%
ORBCOMM, Inc.*,1	13,886	121,086
Oclaro, Inc.*,1	18,714	91,886
FairPoint Communications, Inc.*	4,567	68,642
ePlus, Inc.*	827	62,099
Straight Path Communications, Inc. — Class B*,1	1,819	57,954
NeoPhotonics Corp.*	5,008	54,888
Zix Corp.*	12,807	51,100
Clearfield, Inc.*,1	3,263	47,411
Autobytel, Inc.*	1,972	37,862
NTELOS Holdings Corp.*,1	4,033	37,063
Saga Communications, Inc. — Class A	953	35,766
Alliance Fiber Optic Products, Inc.*	2,582	35,632
Hawaiian Telcom Holdco, Inc.*	1,465	35,204
RF Industries Ltd.	7,874	30,709
A H Belo Corp. — Class A	4,595	27,478
Reis, Inc.	1,151	25,518
Rubicon Project, Inc.*	1,460	24,075
MeetMe, Inc.*,1	7,600	23,636
KVH Industries, Inc.*	2,524	23,044
Remark Media, Inc.*	5,849	22,577
Tessco Technologies, Inc.	1,262	22,085
HC2 Holdings, Inc.*,1	5,061	20,143
Alaska Communications Systems Group, Inc.*	12,088	19,462
A10 Networks, Inc.*	3,097	19,078
Value Line, Inc.	1,237	18,604
Rightside Group Ltd.*,1	2,137	18,250
Numerex Corp. — Class A*,1	3,038	17,833
RELM Wireless Corp.*,1	4,379	16,859
YuMe, Inc.*,1	4,274	16,113
Lee Enterprises, Inc.*	11,784	15,673
Aerohive Networks, Inc.*,1	2,925	14,888
Beasley Broadcast Group, Inc. — Class A	4,162	14,359
Tremor Video, Inc.*	7,537	12,738
Globalscape, Inc.	3,298	12,433
Wireless Telecom Group, Inc.*	9,224	12,360
LightPath Technologies, Inc. — Class A*	5,737	12,335
Covisint Corp.*	6,299	12,283
Ooma, Inc.*,1	2,025	12,211
Inuvo, Inc.*	5,624	12,204
Spark Networks, Inc.*,1	3,413	10,819
US Auto Parts Network, Inc.*	3,741	10,288
Lantronix, Inc.*	10,574	8,776
Net Element, Inc.*	41,958	8,727
Communications Systems, Inc.	1,204	8,139
Aviat Networks, Inc.*	12,341	7,978
Fusion Telecommunications International, Inc.*	3,937	7,953
Sajan, Inc.*	2,137	6,496
Marin Software, Inc.*,1	2,111	6,333
Bridgeline Digital, Inc.*	6,974	6,277
CafePress, Inc.*	1,687	6,208
Corindus Vascular Robotics, Inc.*,1	4,499	6,074
DraftDay Fantasy Sports, Inc.*	9,224	5,177
EVINE Live, Inc.*	9,924	5,052
Xcel Brands, Inc.*	900	4,833
RLJ Entertainment, Inc.*	6,862	3,500
Rocket Fuel, Inc.*,1	961	3,402
Towerstream Corp.*	13,000	2,798
xG Technology, Inc.*	6,074	996
Total Communications		1,333,367

Technology – 6.0%
Glu Mobile, Inc.*,1	21,234	78,778
inContact, Inc.*	7,875	73,001
Cascade Microtech, Inc.*	2,852	58,723
Mattson Technology, Inc.*	15,007	54,176
Digimarc Corp.*,1	1,520	46,010
Immersion Corp.*	4,829	43,509
Axcelis Technologies, Inc.*	17,342	43,355
Workiva, Inc.*,1	3,135	39,124
Exa Corp.*	3,650	38,362
GSE Systems, Inc.*	15,523	33,530
TubeMogul, Inc.*	2,360	30,302
American Software, Inc. — Class A	3,150	29,610
Brightcove, Inc.*	4,837	29,022
USA Technologies, Inc.*,1	7,100	28,187
Ultra Clean Holdings, Inc.*	5,196	27,175
Hutchinson Technology, Inc.*	7,180	26,422
Appfolio, Inc. — Class A*,1	2,250	26,325
Datalink Corp.*	3,600	25,776
QAD, Inc. — Class B	1,550	25,560
Mitek Systems, Inc.*	4,700	24,299
MINDBODY, Inc. — Class A*,1	2,025	23,855
Five9, Inc.*	2,900	23,345
EMCORE Corp.*	4,348	23,175
GigOptix, Inc.*	8,400	21,840
Intermolecular, Inc.*	9,899	21,580

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Technology – 6.0% (continued)
Simulations Plus, Inc.	2,200	$21,054
CSP, Inc.	3,825	20,846
Guidance Software, Inc.*,1	3,700	19,795
NCI, Inc. — Class A	1,290	19,273
Silver Spring Networks, Inc.*	1,521	19,012
Mattersight Corp.*,1	3,358	16,991
Xactly Corp.*	2,925	16,965
GSI Technology, Inc.*	4,132	16,156
SunEdison Semiconductor Ltd.*	2,336	15,955
Computer Task Group, Inc.	3,353	15,860
Data I/O Corp.*	6,974	15,831
SharpSpring, Inc.*,1	4,499	15,072
Astro-Med, Inc.	1,061	14,228
Upland Software, Inc.*	2,137	13,271
Concurrent Computer Corp.1	2,411	12,971
Xplore Technologies Corp.*	3,037	12,178
Sonic Foundry, Inc.*,1	2,137	11,540
ExOne Co.*,1	1,243	11,361
Richardson Electronics Ltd.	2,154	10,555
Amber Road, Inc.*,1	1,831	8,423
MoSys, Inc.*	13,623	8,378
Technical Communications Corp.*	3,150	8,253
Rubicon Technology, Inc.*	7,424	7,111
Everyday Health, Inc.*,1	1,467	6,939
Sysorex Global Holdings Corp.*	9,449	5,106
Inventergy Global, Inc.*,1	2,531	4,632
Medical Transcription Billing Corp.*	5,737	4,417
Code Rebel Corp.*,1	900	1,620
Total Technology		1,248,834

Energy – 2.5%
Callon Petroleum Co.*	13,466	85,914
Panhandle Oil and Gas, Inc. — Class A	3,165	49,184
Natural Gas Services Group, Inc.*	2,452	44,283
Trecora Resources*	4,036	38,987
Pacific Ethanol, Inc.*,1	8,894	35,042
Evolution Petroleum Corp.	5,711	24,672
Adams Resources & Energy, Inc.	726	23,755
Dawson Geophysical Co.*	6,890	23,495
Isramco, Inc.*,1	216	17,604
Zion Oil & Gas, Inc.*	8,784	15,372
VAALCO Energy, Inc.*	13,836	14,666
Willbros Group, Inc.*	9,899	12,968
Enphase Energy, Inc.*,1	5,523	12,869
Key Energy Services, Inc.*	44,432	10,175
Resolute Energy Corp.*	19,943	10,171
Superior Drilling Products, Inc.*	5,062	10,124
Houston American Energy Corp.*	46,570	8,038
PetroQuest Energy, Inc.*	14,398	6,119
Magellan Petroleum Corp.*	5,624	5,568
PostRock Energy Corp.*	21,807	5,561
Sunworks, Inc.*,1	2,250	5,490
Lucas Energy, Inc.*,1	1,687	5,078
ION Geophysical Corp.*,1	1,612	4,997
Vertex Energy, Inc.*,1	3,222	4,833
US Energy Corp.*	13,048	4,663
Approach Resources, Inc.*	5,624	4,240
Ocean Power Technologies, Inc.*	2,958	3,964
Tengasco, Inc.*	31,496	3,937
Mexco Energy Corp.*	1,575	3,756
Barnwell Industries, Inc.*	2,700	3,699
Yuma Energy, Inc.*	13,723	2,596
Vantage Drilling Co.*	202,750	2,534
Ascent Solar Technologies, Inc.*	34,308	2,216
FieldPoint Petroleum Corp.*	4,274	2,052
GreenHunter Resources, Inc.*	17,998	1,665
Royale Energy, Inc.*	9,561	1,539
ZaZa Energy Corp.*	18,448	1,403
Nuverra Environmental Solutions, Inc.*	4,420	1,370
Penn Virginia Corp.*	15,411	948
Emerald Oil, Inc.*,1	1,009	807
Total Energy		516,354

Basic Materials – 1.4%
Landec Corp.*	4,477	45,173
Orchids Paper Products Co.1	1,622	44,637
Oil-Dri Corporation of America	983	36,213
KMG Chemicals, Inc.	1,325	28,421
Codexis, Inc.*	4,900	19,894
United States Lime & Minerals, Inc.	337	17,922
Ikonics Corp.*,1	1,350	15,930
Uranium Energy Corp.*,1	17,186	14,799
Northern Technologies International Corp.*	881	10,396
Ryerson Holding Corp.*,1	2,664	9,857
Charles & Colvard Ltd.*	10,686	8,976
Solitario Exploration & Royalty Corp.*	15,411	8,229
Rare Element Resources Ltd.*	43,305	6,929
Vista Gold Corp.*	12,936	6,357
General Moly, Inc.*	30,034	6,037
Timberline Resources Corp.*	8,437	1,308
Total Basic Materials		281,078

See notes to financial statements.
58 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.0% (continued)
Utilities – 0.9%
York Water Co.	2,296	$63,782
Artesian Resources Corp. — Class A	1,643	46,415
Delta Natural Gas Company, Inc.	1,335	30,078
RGC Resources, Inc.	975	20,943
US Geothermal, Inc.*	25,852	13,965
Synthesis Energy Systems, Inc.*	14,764	13,657
Total Utilities		188,840

Diversified – 0.2%
Resource America, Inc. — Class A1	8,127	36,490
Total Common Stocks
(Cost $24,120,054)		20,486,137

MASTER LIMITED PARTNERSHIPS† – 0.3%
Energy – 0.2%
NextEra Energy Partners, LP	1,575	40,855
Diversified – 0.1%
Landmark Infrastructure Partners, LP	1,912	27,208
Total Master Limited Partnerships
(Cost $70,745)		68,063

	Face
	Amount	Value
CONVERTIBLE BONDS†† – 0.0%**
Consumer, Non-cyclical – 0.0%**
Catalyst Biosciences, Inc.
0.00% due 02/19/182	$6,475	$6,443
Total Convertible Bonds
(Cost $6,475)		6,443

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 – 16.4%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3198%	3,382,966	$3,382,966
Total Securities Lending Collateral
(Cost $3,382,966)		3,382,966
Total Investments – 115.7%
(Cost $27,580,240)		$23,943,609
Other Assets & Liabilities, net – (15.7)%		(3,255,609)
Total Net Assets – 100.0%		$20,688,000

*	Non-income producing security.

**	Less than 0.1%

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2	Zero coupon rate security.

3	Securities lending collateral — See Note 2.

REIT	Real Estate Investment Trust

See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	99.6%
Canada	0.2%
Cayman Islands	0.1%
Hong Kong	0.1%
Germany	0.0%*
Total Long-Term Investments	100.0%
* Less than 0.1%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$20,486,137	$—	$—	$20,486,137
Convertible Bonds	—	6,443	—	6,443
Master Limited
Partnerships	68,063	—	—	68,063
Securities Lending
Collateral	3,382,966	—	—	3,382,966
Total	$23,937,166	$6,443	$—	$23,943,609
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 29, 2016:

Beginning Balance	$2,021
Realized Gain/Loss	(1,328)
Change in Unrealized Gain/Loss	(693)
Ending Balance	$—

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WREI Wilshire US REIT ETF

	Shares	Value
COMMON STOCKS† – 99.8%
Financial – 99.8%
Simon Property Group, Inc.	9,002	$1,707,950
Public Storage	4,484	1,118,713
Equity Residential	10,598	789,444
AvalonBay Communities, Inc.	3,982	683,470
Welltower, Inc.	10,296	656,679
Prologis, Inc.	15,254	586,669
Ventas, Inc.	9,688	539,331
Boston Properties, Inc.	4,468	509,978
Vornado Realty Trust	5,485	473,685
General Growth Properties, Inc.	14,891	409,800
Essex Property Trust, Inc.	1,921	402,027
HCP, Inc.	13,530	400,217
Digital Realty Trust, Inc.	4,258	336,680
Host Hotels & Resorts, Inc.	21,867	334,783
Kimco Realty Corp.	12,025	321,670
Macerich Co.	3,961	313,236
Federal Realty Investment Trust	2,020	299,081
Extra Space Storage, Inc.	3,592	295,083
UDR, Inc.	7,623	261,698
SL Green Realty Corp.	2,901	255,810
Duke Realty Corp.	10,045	207,731
Mid-America Apartment Communities, Inc.	2,193	197,238
Camden Property Trust	2,527	188,868
Regency Centers Corp.	2,603	183,720
Equity LifeStyle Properties, Inc.	2,453	172,103
Apartment Investment & Management Co. — Class A	4,551	166,612
American Campus Communities, Inc.	3,719	162,781
Alexandria Real Estate Equities, Inc.	1,962	155,312
DDR Corp.	9,271	155,104
CubeSmart	5,019	150,068
Kilroy Realty Corp.	2,683	145,606
Weingarten Realty Investors	3,606	127,039
Liberty Property Trust	4,299	124,155
Taubman Centers, Inc.	1,752	124,077
Highwoods Properties, Inc.	2,773	120,764
Douglas Emmett, Inc.	4,270	114,607
Sun Communities, Inc.	1,682	113,585
Sovran Self Storage, Inc.	1,052	111,975
Senior Housing Properties Trust	6,909	107,849
Hospitality Properties Trust	4,409	107,050
Healthcare Trust of America, Inc. — Class A	3,696	102,786
Retail Properties of America, Inc. — Class A	6,903	101,405
Equity Commonwealth*	3,676	97,892
Apple Hospitality REIT, Inc.	5,073	96,438
DCT Industrial Trust, Inc.	2,570	93,008
Healthcare Realty Trust, Inc.	2,928	84,941
Tanger Factory Outlet Centers, Inc.	2,593	83,183
Post Properties, Inc.	1,464	81,589
LaSalle Hotel Properties	3,285	79,990
Sunstone Hotel Investors, Inc.	6,063	78,213
Piedmont Office Realty Trust, Inc. — Class A	4,233	77,760
RLJ Lodging Trust	3,658	76,708
CyrusOne, Inc.	1,927	76,386
Columbia Property Trust, Inc.	3,618	73,337
Paramount Group, Inc.	4,752	71,850
Ryman Hospitality Properties, Inc.	1,492	71,422
Urban Edge Properties	2,889	70,260
First Industrial Realty Trust, Inc.	3,222	69,337
National Health Investors, Inc.	1,093	68,761
DuPont Fabros Technology, Inc.	1,903	67,842
American Homes 4 Rent — Class A	4,768	66,752
Hudson Pacific Properties, Inc.	2,604	66,402
Acadia Realty Trust	2,008	66,364
Kite Realty Group Trust	2,424	65,254
Brixmor Property Group, Inc.	2,779	65,112
Care Capital Properties, Inc.	2,438	64,631
Education Realty Trust, Inc.	1,612	63,916
Brandywine Realty Trust	5,097	62,744
Equity One, Inc.	2,185	59,891
Corporate Office Properties Trust	2,558	59,857
CoreSite Realty Corp.	892	57,498
CBL & Associates Properties, Inc.	4,960	57,189
Pebblebrook Hotel Trust	2,091	56,792
Cousins Properties, Inc.	6,245	54,082
Retail Opportunity Investments Corp.	2,894	53,192
PS Business Parks, Inc.	574	52,699
DiamondRock Hospitality Co.	5,840	51,976
Mack-Cali Realty Corp.	2,598	51,700
Washington Real Estate Investment Trust	1,984	51,326
EastGroup Properties, Inc.	943	51,139
WP GLIMCHER, Inc.	5,391	46,578
New York REIT, Inc.	4,728	45,389
Chesapeake Lodging Trust	1,736	44,112
Monogram Residential Trust, Inc.	4,847	44,011
Parkway Properties, Inc.	3,248	43,491
American Assets Trust, Inc.	1,148	42,579
Ramco-Gershenson Properties Trust	2,303	38,690
Pennsylvania Real Estate Investment Trust	2,013	38,569
Empire State Realty Trust, Inc. — Class A	2,449	38,400
Sabra Health Care REIT, Inc.	1,723	34,314

See notes to financial statements.
60 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 29, 2016
WREI Wilshire US REIT ETF continued

	Shares	Value
COMMON STOCKS† – 99.8% (continued)
Financial – 99.8% (continued)
Inland Real Estate Corp.	2,926	$31,016
Government Properties Income Trust1	2,069	30,704
FelCor Lodging Trust, Inc.	3,963	29,326
Summit Hotel Properties, Inc.	2,523	27,274
Hersha Hospitality Trust	1,339	26,954
Alexander's, Inc.	70	26,938
Terreno Realty Corp.	1,197	26,502
Franklin Street Properties Corp.	2,769	26,333
Chatham Lodging Trust	1,115	22,367
Urstadt Biddle Properties, Inc. — Class A	1,045	20,660
Investors Real Estate Trust	3,362	20,643
Rouse Properties, Inc.1	1,097	20,009
Universal Health Realty Income Trust	364	18,870
QTS Realty Trust, Inc. — Class A	409	18,209
Tier REIT, Inc.	1,392	18,096
NorthStar Realty Europe Corp.	1,848	18,036
Monmouth Real Estate Investment Corp.	1,606	17,794
Saul Centers, Inc.	347	16,996
Cedar Realty Trust, Inc.	2,474	16,897
Ashford Hospitality Trust, Inc.	2,639	14,594
First Potomac Realty Trust	1,682	14,230
Silver Bay Realty Trust Corp.	976	13,420
Campus Crest Communities, Inc.	1,895	13,246
Ashford Hospitality Prime, Inc.	787	7,736
NexPoint Residential Trust, Inc.	575	6,808
American Residential Properties, Inc.	403	6,404
Total Financial		17,360,067
Total Common Stocks
(Cost $16,377,441)		17,360,067

SECURITIES LENDING COLLATERAL†,2 – 0.3%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3512%	50,235	50,235
Total Securities Lending Collateral
(Cost $50,235)		50,235
Total Investments – 100.1%
(Cost $16,427,675)		$17,410,302
Other Assets & Liabilities, net – (0.1)%		(10,920)
Total Net Assets – 100.0%		$17,399,382

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or portion of this security is on loan at February 29, 2016 — See Note 2.

2	Securities lending collateral — See Note 2.

REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of
Country	Common Stocks
United States	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 29, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$17,360,067	$—	$—	$17,360,067
Securities Lending
Collateral	50,235	—	—	50,235
Total	$17,410,302	$—	$—	$17,410,302
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 29, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 61

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	February 29, 2016

		Guggenheim		Guggenheim		Guggenheim
	Guggenheim	Defensive		Dow Jones Industrial		Insider
	BRIC ETF	Equity ETF		Average Dividend ETF		Sentiment ETF
	(EEB )	(DEF	)	(DJD	)	(NFO )
ASSETS:
Investments, at value — including securities on loan	$68,943,015	$156,735,921		$2,432,586		$93,387,213
Foreign currency, at value	1,024	—		—		—
Cash	61,783	249,220		3,310		194,551
Prepaid expenses	956	—		—		5
Receivables:
Dividends	144,077	421,978		11,216		116,053
Securities lending income	5,907	8,349		—		14,874
Tax reclaims	—	9,998		—		16,657
Total assets	69,156,762	157,425,466		2,447,112		93,729,353
LIABILITIES:
Payable for:
Upon return of securities loaned	4,555,003	9,132,725		—		6,033,275
Management fees	18,636	33,405		574		28,946
Administration fees	1,231	3,194		—		1,864
Other liabilities	34,973	80,305		—		53,561
Total liabilities	4,609,843	9,249,629		574		6,117,646
NET ASSETS	$64,546,919	$148,175,837		$2,446,538		$87,611,707
NET ASSETS CONSIST OF:
Paid-in capital	$404,305,994	$179,753,316		$2,534,984		$153,890,198
Undistributed net investment income	470,256	3,166,716		13,953		102,694
Accumulated net realized loss on investments	(288,537,518)	(39,206,078)		—		(59,769,896)
Net unrealized depreciation (appreciation) on investments	(51,691,813)	4,461,883		(102,399)		(6,611,289)
NET ASSETS	$64,546,919	$148,175,837		$2,446,538		$87,611,707
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,900,800	4,250,000		100,000		2,000,800
Net asset value	$22.25	$34.86		$24.47		$43.79
Investments in securities, at cost	120,634,825	152,274,038		2,534,985		99,998,502
Foreign currency, at cost	1,027	—		—		—
Securities on loan, at value	4,358,243	9,317,050		—		5,878,461
See notes to financial statements.
62 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) continued	February 29, 2016

		Guggenheim	Guggenheim	Guggenheim
	Mid-Cap	Multi-Asset	Raymond James	Guggenheim
	Core ETF	Income ETF	SB-1 Equity ETF	Spin-Off ETF
	(CZA )	(CVY )	(RYJ )	(CSD )
ASSETS:
Investments, at value — including securities on loan	$130,299,101	$458,926,296	$174,461,544	$250,602,857
Cash	221,839	3,083,215	592,293	235,654
Prepaid expenses	—	4,151	—	94
Receivables:
Dividends	242,684	1,853,322	163,673	459,148
Investments sold	17,979	—	8,579,498	—
Securities lending income	10,937	95,379	27,410	142,118
Tax reclaims	5,240	143,481	7,117	—
Fund shares sold	—	8,928	10,632	—
Total assets	130,797,780	464,114,772	183,842,167	251,439,871
LIABILITIES:
Foreign currency, at value	—	—	—	34
Payable for:
Upon return of securities loaned	3,893,491	25,750,180	6,055,547	20,227,473
Investments purchased	130,194	—	8,834,099	—
Management fees	40,507	146,828	100,047	122,890
Administration fees	2,691	8,171	—	4,825
Fund shares redeemed	—	—	—	19,199
Other liabilities	63,629	209,351	—	112,977
Total liabilities	4,130,512	26,114,530	14,989,693	20,487,398
NET ASSETS	$126,667,268	$438,000,242	$168,852,474	$230,952,473
NET ASSETS CONSIST OF:
Paid-in capital	$155,643,562	$907,707,285	$259,992,623	$381,372,653
Undistributed net investment income	930,001	10,020,369	612,244	1,953,889
Accumulated net realized loss on investments	(25,094,564)	(409,873,249)	(83,948,957)	(95,048,967)
Net unrealized depreciation on investments	(4,811,731)	(69,854,163)	(7,803,436)	(57,325,102)
NET ASSETS	$126,667,268	$438,000,242	$168,852,474	$230,952,473
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,800,000	25,200,800	5,622,822	6,500,000
Net asset value	$45.24	$17.38	$30.03	$35.53
Investments in securities, at cost	135,110,832	528,780,459	182,264,980	307,927,959
Foreign currency, at cost	—	—	—	(34)
Securities on loan, at value	3,806,749	25,130,700	5,910,644	19,790,623

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 63

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) continued	February 29, 2016

	Wilshire	Wilshire
	Micro-Cap ETF	US REIT ETF
	(WMCR )	(WREI	)
ASSETS:
Investments, at value — including securities on loan	$23,943,609	$17,410,302
Cash	95,745	34,859
Receivables:
Dividends	15,998	8,585
Securities lending income	12,362	190
Investments sold	11,000	—
Total assets	24,078,714	17,453,936
LIABILITIES:
Payable for:
Upon return of securities loaned	3,382,966	50,235
Management fees	7,748	4,319
Total liabilities	3,390,714	54,554
NET ASSETS	$20,688,000	$17,399,382
NET ASSETS CONSIST OF:
Paid-in capital	$37,011,144	$16,338,859
Undistributed net investment income	69,232	19,409
Accumulated net realized gain (loss) on investments	(12,755,745)	58,487
Net unrealized appreciation (depreciation) on investments	(3,636,631)	982,627
NET ASSETS	$20,688,000	$17,399,382
Shares outstanding ($0.01 par value with unlimited amount authorized)	900,800	400,000
Net asset value	$22.97	$43.50
Investments in securities, at cost	27,580,240	16,427,675
Securities on loan, at value	3,235,781	49,150

See notes to financial statements.
64 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	February 29, 2016

For the period ended February 29, 2016

		Guggenheim	Guggenheim		Guggenheim
	Guggenheim	Defensive	Dow Jones Industrial		Insider
	BRIC ETF	Equity ETF	Average Dividend ETF		Sentiment ETF
	(EEB )	(DEF )	(DJD	)1	(NFO )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$674,169	$3,371,630	$17,470		$1,149,783
Less return of capital distributions received	—	(406,305)	—		(177,813)
Income from securities lending	41,065	89,187	—		192,302
Total investment income	715,234	3,054,512	17,470		1,164,272
EXPENSES:
Management fees	191,343	422,581	1,517		269,305
Custodian fees	29,166	19,676	—		11,239
Licensing fees	15,307	114,343	—		68,360
Professional fees	14,546	19,034	—		17,208
Printing fees	12,038	11,858	—		6,210
Administration fees	10,524	23,242	—		14,812
Trustees' fees and expenses**	4,391	5,745	—		4,772
Registration and filings	2,500	2,500	—		2,500
Insurance	1,077	1,772	—		956
Other expenses	2,592	1,588	—		2,278
Total expenses	283,484	622,339	1,517		397,640
Less:
Expenses waived by advisor	(38,565)	(72,984)	—		(47,314)
Net expenses	244,919	549,355	1,517		350,326
Net investment income	470,315	2,505,157	15,953		813,946
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,733,386)	(16,120,223)	—		(10,190,930)
In-kind transactions	(5,947,710)	2,844,787	—		8,564,189
Foreign currency transactions	(866)	—	—		—
Net realized loss	(10,681,962)	(13,275,436)	—		(1,626,741)
Net change in unrealized appreciation (depreciation) on:
Investments	3,288,295	11,936,094	(102,399)		(7,059,677)
Foreign currency translations	(3)	—	—		—
Net change in unrealized appreciation (depreciation)	3,288,292	11,936,094	(102,399)		(7,059,677)
Net realized and unrealized loss	(7,393,670)	(1,339,342)	(102,399)		(8,686,418)
Net increase (decrease) in net assets resulting from operations	$(6,923,355)	$1,165,815	$(86,446)		$(7,872,472)
* Foreign taxes withheld	$57,386	$30,550	$—		$—

1	Commencement of investment operations on December 16, 2015.
**	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 65

STATEMENT OF OPERATIONS (Unaudited) continued	February 29, 2016
For the period ended February 29, 2016

	Guggenheim	Guggenheim	Guggenheim
	Mid-Cap	Multi-Asset	Raymond James	Guggenheim
	Core ETF	Income ETF	SB-1 Equity ETF	Spin-Off ETF
	(CZA )	(CVY )	(RYJ )	(CSD )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,888,801	$15,850,808	$1,798,520	$3,079,824
Less return of capital distributions received	(345,998)	(2,372,537)	(444,215)	(223,220)
Income from securities lending	97,200	535,576	113,038	697,493
Total investment income	1,640,003	14,013,847	1,467,343	3,554,097
EXPENSES:
Management fees	342,034	1,300,684	791,154	814,031
Licensing fees	90,178	377,773	—	231,777
Administration fees	18,812	58,529	—	40,020
Professional fees	16,806	23,385	—	17,101
Custodian fees	14,640	56,446	—	28,977
Printing fees	7,753	46,959	—	24,798
Trustees' fees and expenses**	5,151	11,176	—	8,501
Registration and filings	2,500	3,750	—	1,190
Insurance	1,410	4,982	—	3,594
Other expenses	1,498	2,709	—	3,356
Total expenses	500,782	1,886,393	791,154	1,173,345
Less:
Expenses waived by advisor	(56,138)	(195,505)	—	(115,105)
Net expenses	444,644	1,690,888	791,154	1,058,240
Net investment income	1,195,359	12,322,959	676,189	2,495,857
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(11,346,251)	(80,023,778)	(19,273,917)	(26,874,818)
In-kind transactions	6,096,870	(11,816,271)	7,237,045	2,448,746
Foreign currency transactions	—	—	—	(2,998)
Net realized loss	(5,249,381)	(91,840,049)	(12,036,872)	(24,429,070)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,343,409)	20,920,161	(14,853,248)	(15,196,885)
Net realized and unrealized loss	(10,592,790)	(70,919,888)	(26,890,120)	(39,625,955)
Net decrease in net assets resulting from operations	$(9,397,431)	$(58,596,929)	$(26,213,931)	$(37,130,098)
* Foreign taxes withheld	$779	$220,270	$2,088	$8,979
** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
66 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited) continued	February 29, 2016
For the period ended February 29, 2016

	Wilshire	Wilshire
	Micro-Cap ETF	US REIT ETF
	(WMCR )	(WREI	)
INVESTMENT INCOME:
Dividends	$191,861	$337,732
Less return of capital distributions received	(1,090)	—
Income from securities lending	72,319	546
Total investment income	263,090	338,278
EXPENSES:
Management fees	50,615	26,164
Total expenses	50,615	26,164
Net investment income	212,475	312,114
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,442,294)	(6,315)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,294,380)	456,304
Net realized and unrealized gain (loss)	(2,736,674)	449,989
Net increase (decrease) in net assets resulting from operations	$(2,524,199)	$762,103

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 67

STATEMENTS OF CHANGES IN NET ASSETS	February 29, 2016

	Guggenheim		Guggenheim
	BRIC ETF (EEB)		Defensive Equity ETF (DEF)
	Period Ended		Period Ended
	February 29, 2016	Year Ended	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$470,315	$2,232,502	$2,505,157	$6,636,368
Net realized gain (loss) on investments	(10,681,962)	(23,399,821)	(13,275,436)	4,843,466
Net change in unrealized appreciation (depreciation) on investments	3,288,292	(29,054,893)	11,936,094	(25,451,592)
Net increase (decrease) in net assets resulting from operations	(6,923,355)	(50,222,212)	1,165,815	(13,971,758)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,474,757)	(4,184,476)	(5,296,900)	(5,200,200)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	1,878,252	9,046,189	96,401,269
Cost of shares redeemed	(13,232,393)	(41,721,437)	(54,401,448)	(80,173,839)
Net increase (decrease) in net assets resulting from shareholder transactions	(13,232,393)	(39,843,185)	(45,355,259)	16,227,430
Net decrease in net assets	(21,630,505)	(94,249,873)	(49,486,344)	(2,944,528)
NET ASSETS:
Beginning of period	86,177,424	180,427,297	197,662,181	200,606,709
End of period	$64,546,919	$86,177,424	$148,175,837	$197,662,181
Undistributed net investment income at end of period	$470,256	$1,474,698	$3,166,716	$5,958,459
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	50,000	250,000	2,500,000
Shares redeemed	(550,000)	(1,350,000)	(1,550,000)	(2,100,000)
Net increase (decrease) in shares	(550,000)	(1,300,000)	(1,300,000)	400,000

See notes to financial statements.
68 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 29, 2016

	Guggenheim
	Dow Jones Industrial	Guggenheim
	Average Dividend ETF (DJD)	Insider Sentiment ETF (NFO)
	Period from
	December 16, 2015a	Period Ended
	to February 29, 2016	February 29, 2016	Year Ended
	(Unaudited)	(Unaudited)	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,953	$813,946	$1,770,801
Net realized gain (loss) on investments	—	(1,626,741)	12,551,051
Net change in unrealized appreciation (depreciation) on investments	(102,399)	(7,059,677)	(17,151,516)
Net decrease in net assets resulting from operations	(86,446)	(7,872,472)	(2,829,664)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,000)	(1,721,854)	(1,927,667)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	2,534,984	28,219,754	61,606,473
Cost of shares redeemed	—	(54,560,263)	(118,037,773)
Net increase (decrease) in net assets resulting from shareholder transactions	2,534,984	(26,340,509)	(56,431,300)
Net increase (decrease) in net assets	2,446,538	(35,934,835)	(61,188,631)
NET ASSETS:
Beginning of period	—	123,546,542	184,735,173
End of period	$2,446,538	$87,611,707	$123,546,542
Undistributed net investment income at end of period	$13,953	$102,694	$1,010,602
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	600,000	1,250,000
Shares redeemed	—	(1,200,000)	(2,400,000)
Net increase (decrease) in shares	100,000	(600,000)	(1,150,000)

a	Commencement of operations

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 69

STATEMENTS OF CHANGES IN NET ASSETS continued	February 29, 2016

	Guggenheim		Guggenheim
	Mid-Cap Core ETF (CZA)		Multi-Asset Income ETF (CVY)
	Period Ended		Period Ended
	February 29, 2016	Year Ended	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,195,359	$1,470,042	$12,322,959	$55,368,917
Net realized gain (loss) on investments	(5,249,381)	6,328,041	(91,840,049)	(122,548,012)
Net change in unrealized appreciation (depreciation) on investments	(5,343,409)	(10,160,355)	20,920,161	(155,914,680)
Net decrease in net assets resulting from operations	(9,397,431)	(2,362,272)	(58,596,929)	(223,093,775)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,931,365)	(1,012,000)	(15,752,378)	(59,527,817)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	49,901,007	141,023,616	6,253,916	58,659,306
Cost of shares redeemed	(61,502,324)	(120,479,970)	(141,225,070)	(613,999,259)
Net increase (decrease) in net assets resulting from shareholder transactions	(11,601,317)	20,543,646	(134,971,154)	(555,339,953)
Net increase (decrease) in net assets	(22,930,113)	17,169,374	(209,320,461)	(837,961,545)
NET ASSETS:
Beginning of period	149,597,381	132,428,007	647,320,703	1,485,282,248
End of period	$126,667,268	$149,597,381	$438,000,242	$647,320,703
Undistributed net investment income at end of period	$930,001	$1,666,007	$10,020,369	$13,449,788
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,050,000	2,800,000	350,000	2,450,000
Shares redeemed	(1,300,000)	(2,400,000)	(7,650,000)	(26,950,000)
Net increase (decrease) in shares	(250,000)	400,000	(7,300,000)	(24,500,000)

See notes to financial statements.
70 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 29, 2016

	Guggenheim Raymond James		Guggenheim
	SB-1 Equity ETF (RYJ)		Spin-Off ETF (CSD)
	Period Ended		Period Ended
	February 29, 2016	Year Ended	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$676,189	$1,559,298	$2,495,857	$8,386,135
Net realized gain (loss) on investments	(12,036,872)	7,829,577	(24,429,070)	4,282,753
Net change in unrealized appreciation (depreciation) on investments	(14,853,248)	(17,138,996)	(15,196,885)	(69,285,689)
Net decrease in net assets resulting from operations	(26,213,931)	(7,750,121)	(37,130,098)	(56,616,801)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,920,769)	(689,127)	(7,962,720)	(8,500,800)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	8,241,845	76,508,076	30,029,146	125,736,244
Cost of shares redeemed	(51,749,866)	(94,627,929)	(167,076,042)	(263,219,307)
Net decrease in net assets resulting from shareholder transactions	(43,508,021)	(18,119,853)	(137,046,896)	(137,483,063)
Net decrease in net assets	(71,642,721)	(26,559,101)	(182,139,714)	(202,600,664)
NET ASSETS:
Beginning of period	240,495,195	267,054,296	413,092,187	615,692,851
End of period	$168,852,474	$240,495,195	$230,952,473	$413,092,187
Undistributed net investment income at end of period	$612,244	$1,856,824	$1,953,889	$7,426,752
CHANGES IN SHARES OUTSTANDING:
Shares sold	250,000	2,150,000	750,000	2,700,000
Shares redeemed	(1,650,000)	(2,700,000)	(4,350,000)	(5,850,000)
Net decrease in shares	(1,400,000)	(550,000)	(3,600,000)	(3,150,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 71

STATEMENTS OF CHANGES IN NET ASSETS continued	February 29, 2016

	Wilshire		Wilshire
	Micro-Cap ETF (WMCR)		US REIT ETF (WREI)
	Period Ended		Period Ended
	February 29, 2016	Year Ended	February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$212,475	$327,763	$312,114	$635,212
Net realized gain (loss) on investments	(1,442,294)	1,550,180	(6,315)	1,326,176
Net change in unrealized appreciation (depreciation) on investments	(1,294,380)	(2,232,444)	456,304	(1,750,176)
Net increase (decrease) in net assets resulting from operations	(2,524,199)	(354,501)	762,103	211,212
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(343,063)	(584,578)	(292,705)	(503,295)
Capital gains	—	—	(52,280)	(59,600)
Total distributions to shareholders	(343,063)	(584,578)	(344,985)	(562,895)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	2,263,125	8,407,391	2,260,218	2,472,248
Cost of shares redeemed	—	(27,292,755)	—	(6,609,318)
Net increase (decrease) in net assets resulting from shareholder transactions	2,263,125	(18,885,364)	2,260,218	(4,137,070)
Net increase (decrease) in net assets	(604,137)	(19,824,443)	2,677,336	(4,488,753)
NET ASSETS:
Beginning of period	21,292,137	41,116,580	14,722,046	19,210,799
End of period	$20,688,000	$21,292,137	$17,399,382	$14,722,046
Undistributed net investment income at end of period	$69,232	$199,820	$19,409	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	300,000	50,000	50,000
Shares redeemed	—	(1,000,000)	—	(150,000)
Net increase (decrease) in shares	100,000	(700,000)	50,000	(100,000)

See notes to financial statements.
72 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	February 29, 2016
EEB Guggenheim BRIC ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$24.97		$37.98	$31.99	$33.86	$41.24	$40.04
Income from investment operations:
Net investment income(a)	0.15		0.56	0.75	0.76	0.97	0.97
Net gain (loss) on investments (realized and unrealized)	(2.39)		(12.54)	6.10	(1.68)	(6.97)	1.09
Total from investment operations	(2.24)		(11.98)	6.85	(0.92)	(6.00)	2.06
Less distributions from:
Net investment income	(0.48)		(1.03)	(0.86)	(0.95)	(1.38)	(0.86)
Total distributions to shareholders	(0.48)		(1.03)	(0.86)	(0.95)	(1.38)	(0.86)
Net asset value, end of period	$22.25		$24.97	$37.98	$31.99	$33.86	$41.24
Market value, end of period	$22.19		$24.95	$37.84	$31.92	$33.79	$41.17
Total Return(b)
Net asset value	-9.12%		-31.90%	21.68%	-3.03%	-14.66%	4.92%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$64,547		$86,177	$180,427	$212,774	$333,568	$546,437
Ratio to average net assets of:
Net investment income	1.23	%(d)	1.81%	2.17%	2.21%	2.61%	2.15%
Total expenses	0.74	%(d)	0.70%	0.66%	0.64%	0.66%	0.65%
Net expenses	0.64	%(d)	0.64%	0.64%	0.64%	0.64%	0.64%
Portfolio turnover rate(c)	17%		24%	68%	12%	10%	15%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 73

FINANCIAL HIGHLIGHTS continued	February 29, 2016
DEF Guggenheim Defensive Equity ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$35.61		$38.95	$32.42	$29.23	$25.68	$22.03
Income from investment operations:
Net investment income(a)	0.52		1.17	1.23	0.85	0.74	0.62
Net gain (loss) on investments (realized and unrealized)	(0.12)		(3.55)	6.09	3.09	3.19	3.42
Total from investment operations	0.40		(2.38)	7.32	3.94	3.93	4.04
Less distributions from:
Net investment income	(1.15)		(0.96)	(0.79)	(0.75)	(0.38)	(0.39)
Total distributions to shareholders	(1.15)		(0.96)	(0.79)	(0.75)	(0.38)	(0.39)
Net asset value, end of period	$34.86		$35.61	$38.95	$32.42	$29.23	$25.68
Market value, end of period	$34.92		$35.66	$38.97	$32.41	$29.27	$25.70
Total Return(b)
Net asset value	1.13%		-6.24%	22.90%	13.81%	15.39%	18.42%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$148,176		$197,662	$200,607	$124,830	$71,609	$26,962
Ratio to average net assets of:
Net investment income	2.96	%(d)	3.07%	3.47%	2.69%	2.68%	2.46%
Total expenses	0.74	%(d)	0.72%	0.74%	0.78%	0.85%	1.24%
Net expenses	0.65	%(d)	0.65%	0.66%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	42%		96%	87%	56%	27%	32%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)	Annualized.

See notes to financial statements.
74 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	February 29, 2016
DJD Guggenheim Dow Jones Industrial Average Dividend ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

Period Ended
February 29, 2016(a)
(Unaudited )
Per Share Data:
Net asset value, beginning of period	$25.35
Income from investment operations:
Net investment income(b)	0.16
Net loss on investments (realized and unrealized)	(1.02)
Total from investment operations	(0.86)
Less distributions from:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$24.47
Market value, end of period	$24.65
Total Return(c)
Net asset value	-3.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,447
Ratio to average net assets of:
Net investment income	3.56%
Total expenses	0.30%
Net expenses	0.30%
Portfolio turnover rate(d)	0%

(a)	Since commencement of operations: December 16, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b)	Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 75

FINANCIAL HIGHLIGHTS continued	February 29, 2016
NFO Guggenheim Insider Sentiment ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$47.50		$49.25	$41.15	$34.05	$31.66	$25.56
Income from investment operations:
Net investment income(a)	0.35		0.55	0.56	0.64	0.50	0.28
Net gain (loss) on investments (realized and unrealized)	(3.34)		(1.72)	7.98	7.06	2.43	6.02
Total from investment operations	(2.99)		(1.17)	8.54	7.70	2.93	6.30
Less distributions from:
Net investment income	(0.72)		(0.58)	(0.44)	(0.60)	(0.54)	(0.20)
Total distributions to shareholders	(0.72)		(0.58)	(0.44)	(0.60)	(0.54)	(0.20)
Net asset value, end of period	$43.79		$47.50	$49.25	$41.15	$34.05	$31.66
Market value, end of period	$43.88		$47.52	$49.22	$41.09	$34.07	$31.64
Total Return(b)
Net asset value	-6.39%		-2.40%	20.80%	22.94%	9.45%	24.63%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$87,612		$123,547	$184,735	$131,700	$76,645	$194,764
Ratio to average net assets of:
Net investment income	1.51	%(d)	1.13%	1.21%	1.67%	1.55%	0.95%
Total expenses	0.74	%(d)	0.73%	0.74%	0.77%	0.78%	0.80%
Net expenses	0.65	%(d)	0.65%	0.66%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	59%		112%	106%	45%	89%	53%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)	Annualized.

See notes to financial statements.
76 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 29, 2016
CZA Guggenheim Mid-Cap Core ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013		August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$49.05		$49.97	$40.44	$32.67		$28.59	$24.02
Income from investment operations:
Net investment income(a)	0.41		0.50	0.41	0.72		0.33	0.29
Net gain (loss) on investments (realized and unrealized)	(3.57)		(1.05)	9.58	7.47		3.82	4.48
Total from investment operations	(3.16)		(0.55)	9.99	8.19		4.15	4.77
Less distributions from:
Net investment income	(0.65)		(0.37)	(0.46)	(0.42)		(0.07)	(0.20	)(e)
Total distributions to shareholders	(0.65)		(0.37)	(0.46)	(0.42)		(0.07)	(0.20)
Net asset value, end of period	$45.24		$49.05	$49.97	$40.44		$32.67	$28.59
Market value, end of period	$45.32		$49.09	$50.04	$40.48		$32.73	$28.57
Total Return(b)
Net asset value	-6.51%		-1.11%	24.81%	25.30%		14.54%	19.83%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$126,667		$149,597	$132,428	$88,977		$40,833	$18,580
Ratio to average net assets of:
Net investment income	1.75	%(f)	1.01%	0.89%	1.93%		1.08%	0.97%
Total expenses	0.73	%(f)	0.73%	0.73%	0.83	%(d)	1.01%	1.60	%(d)
Net expenses	0.65	%(f)	0.65%	0.66%	0.65	%(d)	0.65%	0.65	%(d)
Portfolio turnover rate(c)	90%		164%	175%	53%		63%	45%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.03% for the year ended August 31, 2013, and 0.03% for the year ended August 31, 2011.

(e)
Subsequent to August 31, 2011, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2011 financial reporting period. This resulted in less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(f)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 77

FINANCIAL HIGHLIGHTS continued	February 29, 2016
CVY Guggenheim Multi-Asset Income ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012		August 31, 2011
Per Share Data:
Net asset value, beginning of period	$19.92		$26.06	$23.34	$22.21	$20.44		$18.30
Income from investment operations:
Net investment income(a)	0.44		1.30	1.38	1.32	1.03		0.92
Net gain (loss) on investments (realized and unrealized)	(2.45)		(6.10)	2.57	1.11	1.89		2.23
Total from investment operations	(2.01)		(4.80)	3.95	2.43	2.92		3.15
Less distributions from:
Net investment income	(0.53)		(1.31)	(1.23)	(1.30)	(0.98	)(c)	(0.87	)(b)
Return of capital	—		(0.03)	—	—	(0.17	)(c)	(0.14	)(b)
Total distributions to shareholders	(0.53)		(1.34)	(1.23)	(1.30)	(1.15)		(1.01)
Net asset value, end of period	$17.38		$19.92	$26.06	$23.34	$22.21		$20.44
Market value, end of period	$17.36		$19.89	$26.05	$23.33	$22.24		$20.42
Total Return(d)
Net asset value	-10.19%		-18.90%	17.29%	11.20%	14.91%		17.28%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$438,000		$647,321	$1,485,282	$1,125,195	$747,354		$436,377
Ratio to average net assets of:
Net investment income	4.74	%(g)	5.68%	5.54%	5.67%	4.92%		4.48%
Total expenses(e)	0.73	%(g)	0.71%	0.71%	0.72%	0.74%		0.77%
Net expenses(e)	0.65	%(g)	0.65%	0.66%	0.65%	0.65%		0.65%
Portfolio turnover rate(f)	118%		213%	180%	108%	113%		83%

(a)	Based on average shares outstanding.

(b)
Subsequent to August 31, 2011, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2011 financial reporting period. This resulted in a $0.07 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(c)
Subsequent to August 31, 2012, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2012 financial reporting period. This resulted in a less than $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.17%, 0.18%, 0.18%, 0.17%, 0.12% and 0.13% for the period ended February 29, 2016 and the years ended August 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(f)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(g)	Annualized.

See notes to financial statements.
78 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 29, 2016
RYJ Guggenheim Raymond James SB-1 Equity ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013		August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$34.24		$35.26	$29.06	$22.60		$19.93	$15.96
Income from investment operations:
Net investment income(a)	0.10		0.21	0.12	0.20		0.14	0.08
Net gain (loss) on investments (realized and unrealized)	(4.01)		(1.14)	6.19	6.34		2.56	3.89
Total from investment operations	(3.91)		(0.93)	6.31	6.54		2.70	3.97
Less distributions from:
Net investment income	(0.30)		(0.09)	(0.11)	(0.08)		(0.03)	—
Total distributions to shareholders	(0.30)		(0.09)	(0.11)	(0.08)		(0.03)	—
Net asset value, end of period	$30.03		$34.24	$35.26	$29.06		$22.60	$19.93
Market value, end of period	$30.12		$34.19	$35.28	$29.08		$22.58	$19.92
Total Return(b)
Net asset value	-11.48%		-2.64%	21.75%	29.03%		13.56%	24.88%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$168,852		$240,495	$267,054	$148,866		$84,139	$68,212
Ratio to average net assets of:
Net investment income	0.64	%(d)	0.59%	0.36%	0.78%		0.65%	0.39%
Total expenses	0.75	%(d)	0.75%	0.76%	0.75	%(e)	0.75%	0.75%
Net expenses	0.75	%(d)	0.75%	0.76%	0.75	%(e)	0.75%	0.75%
Portfolio turnover rate(c)	65%		95%	114%	66%		63%	47%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)	Annualized.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other business development companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.08% for the year ended August 31, 2013.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 79

FINANCIAL HIGHLIGHTS continued	February 29, 2016
CSD Guggenheim Spin-Off ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$40.90		$46.47	$37.96	$26.54	$22.23	$18.88
Income from investment operations:
Net investment income(a)	0.30		0.72	0.45	0.14	0.15	0.15
Net gain (loss) on investments (realized and unrealized)	(4.67)		(5.55)	8.15	11.36	4.27	3.31
Total from investment operations	(4.37)		(4.83)	8.60	11.50	4.42	3.46
Less distributions from:
Net investment income	(1.00)		(0.74)	(0.09)	(0.08)	(0.11)	(0.11)
Total distributions to shareholders	(1.00)		(0.74)	(0.09)	(0.08)	(0.11)	(0.11)
Net asset value, end of period	$35.53		$40.90	$46.47	$37.96	$26.54	$22.23
Market value, end of period	$35.54		$40.85	$46.46	$38.01	$26.62	$22.22
Total Return(b)
Net asset value	-10.87%		-10.54%	22.65%	43.41%	19.96%	18.30%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$230,952		$413,092	$615,693	$275,245	$35,835	$17,785
Ratio to average net assets of:
Net investment income	1.53	%(d)	1.57%	1.00%	0.41%	0.60%	0.64%
Total expenses	0.72	%(d)	0.71%	0.72%	0.78%	1.02%	1.51%
Net expenses	0.65	%(d)	0.65%	0.66%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	34%		56%	81%	32%	77%	2%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)	Annualized.

See notes to financial statements.
80 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 29, 2016
WMCR Wilshire Micro-Cap ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$26.59		$27.40	$23.38	$18.14	$16.38	$14.33
Income from investment operations:
Net investment income(a)	0.26		0.46	0.46	0.36	0.25	0.24
Net gain (loss) on investments (realized and unrealized)	(3.45)		(0.30)	3.89	5.09	2.16	1.87
Total from investment operations	(3.19)		0.16	4.35	5.45	2.41	2.11
Less distributions from:
Net investment income	(0.43)		(0.97)	(0.33)	(0.21)	(0.65)	(0.06)
Total distributions to shareholders	(0.43)		(0.97)	(0.33)	(0.21)	(0.65)	(0.06)
Net asset value, end of period	$22.97		$26.59	$27.40	$23.38	$18.14	$16.38
Market value, end of period	$22.98		$26.60	$27.31	$23.42	$18.06	$16.30
Total Return(b)
Net asset value	-12.16%		0.57%	18.57%	30.32%	15.43%	14.67%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$20,688		$21,292	$41,117	$37,427	$16,339	$40,951
Ratio to average net assets of:
Net investment income	2.10	%(d)	1.67%	1.72%	1.71%	1.54%	1.27%
Total expenses	0.50	%(d)	0.50%	0.51%	0.50%	0.50%	0.50%
Net expenses	0.50	%(d)	0.50%	0.51%	0.50%	0.50%	0.50%
Portfolio turnover rate(c)	30%		30%	29%	27%	58%	37%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 81

FINANCIAL HIGHLIGHTS continued	February 29, 2016
WREI Wilshire US REIT ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
	February 29, 2016		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$42.06		$42.69	$35.53	$36.65	$31.78	$27.28
Income from investment operations:
Net investment income(a)	0.84		1.50	1.34	1.19	1.07	1.00
Net gain (loss) on investments (realized and unrealized)	1.51		(0.79)	7.04	(1.27)	4.95	4.32
Total from investment operations	2.35		0.71	8.38	(0.08)	6.02	5.32
Less distributions from:
Net investment income	(0.78)		(1.19)	(1.21)	(0.88)	(0.77)	(0.63)
Capital gains	(0.13)		(0.15)	(0.01)	(0.16)	(0.04)	(0.18)
Return of capital	—		—	—	—	(0.34)	(0.01)
Total distributions to shareholders	(0.91)		(1.34)	(1.22)	(1.04)	(1.15)	(0.82)
Net asset value, end of period	$43.50		$42.06	$42.69	$35.53	$36.65	$31.78
Market value, end of period	$43.97		$42.08	$42.59	$35.69	$36.72	$31.63
Total Return(b)
Net asset value	5.56%		1.60%	24.08%	-0.30%	19.49%	19.62%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$17,399		$14,722	$19,211	$14,213	$18,327	$12,713
Ratio to average net assets of:
Net investment income	3.82	%(d)	3.36%	3.46%	3.17%	3.21%	3.17%
Total expenses	0.32	%(d)	0.32%	0.33%	0.32%	0.32%	0.32%
Net expenses	0.32	%(d)	0.32%	0.33%	0.32%	0.32%	0.32%
Portfolio turnover rate(c)	5%		11%	7%	12%	13%	12%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

(d)	Annualized.

See notes to financial statements.
82 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	February 29, 2016
Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end, management investment company that was organized as a Delaware statutory trust on May 24, 2006.
The following ten portfolios have a semi-annual reporting period ended on February 29, 2016:
Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Dow Jones Industrial Average® Dividend ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF
Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select DR Index
Guggenheim Defensive Equity ETF	Sabrient Defensive Equity Index
Guggenheim Dow Jones Industrial	Dow Jones Industrial Average®
Average® Dividend ETF	Yield Weighted Index
Guggenheim Insider Sentiment ETF	Sabrient Insider Sentiment Index
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim Spin-Off ETF	Beacon Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire U.S. Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire U.S. Real Estate Investment Trust IndexSM
Note 2 – Accounting Policies:
The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Funds. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.
Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds ("ETFs") and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreement are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 83

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 29, 2016
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Investment Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's) "fair value." Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily over the life of the security.
The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
Real Estate Investment Trust ("REIT") distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.
(c) Currency Translations
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds' Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statement of Operations.
(d) Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of February 29, 2016, if any, are disclosed in the Funds' Statements of Assets and Liabilities.

84 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 29, 2016
(e) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim BRIC ETF	Annual
Guggenheim Defensive Equity ETF	Annual
Guggenheim Dow Jones Industrial Average® Dividend ETF	Quarterly
Guggenheim Insider Sentiment ETF	Annual
Guggenheim Mid-Cap Core ETF	Annual
Guggenheim Multi-Asset Income ETF	Quarterly
Guggenheim Raymond James SB-1 Equity ETF	Annual
Guggenheim Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Wilshire US REIT ETF	Quarterly
In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investments of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Value of	Cash	Non-Cash	Total
Fund	Securities Loaned	Collateral	Collateral	Collateral
Guggenheim BRIC ETF	$4,358,243	$4,555,003	$—	$4,555,003
Guggenheim Defensive Equity ETF	9,317,050	9,132,725	393,919	9,526,644
Guggenheim Dow Jones Industrial Average® Dividend ETF	—	—	—	—
Guggenheim Insider Sentiment ETF	5,878,461	6,033,275	—	6,033,275
Guggenheim Mid-Cap Core ETF	3,806,749	3,893,491	—	3,893,491
Guggenheim Multi-Asset Income ETF	25,130,700	25,750,180	—	25,750,180
Guggenheim Raymond James SB-1 Equity ETF	5,910,644	6,055,547	—	6,055,547
Guggenheim Spin-Off ETF	19,790,623	20,227,473	9,553	20,237,026
Wilshire Micro-Cap ETF	3,235,781	3,382,966	—	3,382,966
Wilshire US REIT ETF	49,150	50,235	—	50,235
(g) Indemnifications
Under the Trust's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board.
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim Spin-Off ETF	0.50%

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 85

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 29, 2016
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim Dow Jones Industrial Average® Dividend ETF	0.30%
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%
Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.
Rydex Fund Services, LLC ("RFS"), an affiliate of the Investment Adviser, provides fund administration services to the Funds. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%
For the six months ended February 29, 2016, the below listed Funds recognized Fund Administration expenses as follows:

Fund	Fund Administration Expense
Guggenheim BRIC ETF	$10,524
Guggenheim Defensive Equity ETF	23,242
Guggenheim Insider Sentiment ETF	14,812
Guggenheim Mid-Cap Core ETF	18,812
Guggenheim Multi-Asset Income ETF	58,529
Guggenheim Spin-Off ETF	40,020
Due to their unitary management fee structure, Guggenheim Dow Jones Industrial Average® Dividend ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF do not charge a separate Fund Administration fee.
The Bank of New York Mellon Corp. ("BNY") acts as the Funds' custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.
Guggenheim Partners Investment Management, LLC ("GPIM") acts as the sub-adviser for Wilshire US REIT ETF. In this capacity, GPIM directs the purchases and sales of Wilshire US REIT ETF's investment securities.
The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF and Guggenheim Spin-Off ETF (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business), from exceeding 0.60% of average net assets per year, at least until December 31, 2018.
For the six months ended February 29, 2016, the Investment Adviser waived advisory fees as follows:

Fund	Advisory Fees Waived
Guggenheim BRIC ETF	$38,565
Guggenheim Defensive Equity ETF	72,984
Guggenheim Insider Sentiment ETF	47,314
Guggenheim Mid-Cap Core ETF	56,138
Guggenheim Multi-Asset Income ETF	195,505
Guggenheim Spin-Off ETF	115,105
Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a periodic basis.
Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.
Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The Bank of New York Mellon Corp.
Guggenheim Defensive Equity ETF	Sabrient Systems, LLC
Guggenheim Dow Jones Industrial Average® Dividend ETF	S&P Dow Jones Index Group
Guggenheim Insider Sentiment ETF	Sabrient Systems, LLC
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim Spin-Off ETF	Beacon Indexes LLC
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.
The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

86 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 29, 2016
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Funds' investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.
As of February 29, 2016, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

				Net Tax
	Cost of	Gross Tax	Gross Tax	Unrealized
	Investments for	Unrealized	Unrealized	Appreciation
Fund	Tax Purposes	Appreciation	(Depreciation )	(Depreciation )
Guggenheim BRIC ETF	$121,901,390	$5,038,655	$(57,997,030)	$(52,958,375)
Guggenheim Defensive Equity ETF	153,065,260	11,846,056	(8,175,395)	3,670,661
Guggenheim Dow Jones Industrial Average® Dividend ETF	2,534,985	35,945	(138,344)	(102,399)
Guggenheim Insider Sentiment ETF	100,771,203	5,883,505	(13,267,495)	(7,383,990)
Guggenheim Mid-Cap Core ETF	136,401,858	4,991,782	(11,094,539)	(6,102,757)
Guggenheim Multi-Asset Income ETF	530,778,437	9,808,954	(81,661,095)	(71,852,141)
Guggenheim Raymond James SB-1 Equity ETF	190,278,558	12,904,954	(28,721,968)	(15,817,014)
Guggenheim Spin-Off ETF	310,089,408	11,127,233	(70,613,784)	(59,486,551)
Wilshire Micro-Cap ETF	28,358,870	1,731,331	(6,146,592)	(4,415,261)
Wilshire US REIT ETF	16,362,866	1,899,156	(851,720)	1,047,436
Tax components of the following balances as of August 31, 2015 (the most recent fiscal year end for federal income tax purposes), were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gains	(Depreciation )	Carryforward
Guggenheim BRIC ETF	$1,474,698	$—	$(56,246,670)	$(276,588,991)
Guggenheim Defensive Equity ETF	3,420,896	—	(8,265,433)	(22,601,857)
Guggenheim Insider Sentiment ETF	1,130,321	—	(324,313)	(57,490,173)
Guggenheim Mid-Cap Core ETF	1,051,064	—	(759,348)	(17,939,214)
Guggenheim Multi-Asset Income ETF	—	—	(92,772,302)	(302,585,434)
Guggenheim Raymond James SB-1 Equity ETF	1,920,305	—	(963,766)	(63,961,988)
Guggenheim Spin-Off ETF	5,943,674	—	(44,289,666)	(66,981,370)
Wilshire Micro-Cap ETF	199,820	—	(3,120,881)	(10,534,821)
Wilshire US REIT ETF	51	52,222	591,132	—

Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 87

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 29, 2016
Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2015 (the most recent fiscal year end for federal income tax purposes), was as follows:

		Distributions
	Distributions	Paid from	Distributions
	Paid from	Long-Term	Paid from	Total
Fund	Ordinary Income	Capital Gains	Return of Capital	Distributions
Guggenheim BRIC ETF	$4,184,476	$—	$—	$4,184,476
Guggenheim Defensive Equity ETF	5,200,200	—	—	5,200,200
Guggenheim Insider Sentiment ETF	1,927,667	—	—	1,927,667
Guggenheim Mid-Cap Core ETF	1,012,000	—	—	1,012,000
Guggenheim Multi-Asset Income ETF	58,252,543	—	1,275,274	59,527,817
Guggenheim Raymond James SB-1 Equity ETF	689,127	—	—	689,127
Guggenheim Spin-Off ETF	8,500,800	—	—	8,500,800
Wilshire Micro-Cap ETF	584,578	—	—	584,578
Wilshire US REIT ETF	439,585	123,310	—	562,895
As of August 31, 2015 (the most recent fiscal year end for federal income tax purposes), the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

					Unlimited	Unlimited	Total
	Capital Loss	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term	Capital Loss
Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Carryforward
Guggenheim BRIC ETF	$(551,160)	$(25,815,181)	$(106,144,759)	$(8,921,151)	$(1,406,839)	$(133,749,901)	$(276,588,991)
Guggenheim Defensive Equity ETF	(236,698)	(2,335,989)	(4,593,977)	(872,620)	(13,252,450)	(1,310,123)	(22,601,857)
Guggenheim Insider Sentiment ETF	(1,378,212)	(5,703,978)	(7,677,570)	(4,329,103)	(32,296,520)	(6,104,790)	(57,490,173)
Guggenheim Mid-Cap Core ETF	(121,302)	(1,079,147)	(1,005,926)	(345,781)	(14,992,821)	(394,237)	(17,939,214)
Guggenheim Multi-Asset Income ETF	(7,673,676)	(13,902,519)	(28,376,907)	(2,630,663)	(218,364,994)	(31,636,675)	(302,585,434)
Guggenheim Raymond James SB-1 Equity ETF	—	(26,988,436)	(20,004,904)	(2,213,777)	(13,937,285)	(817,586)	(63,961,988)
Guggenheim Spin-Off ETF	—	(2,455,977)	(6,166,420)	(617,814)	(34,641,808)	(23,099,351)	(66,981,370)
Wilshire Micro-Cap ETF	(1,776,646)	(5,409,759)	(1,844,181)	(244,420)	(115,671)	(1,144,144)	(10,534,821)
Wilshire US REIT ETF	—	—	—	—	—	—	—
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2015 (the most recent fiscal year end for federal income tax purposes), the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Guggenheim Insider Sentiment ETF	$28,269
Guggenheim Raymond James SB-1 Equity ETF	224,365
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund's tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

88 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 29, 2016
Note 6 – Investments in Securities:
For the six months ended February 29, 2016, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim BRIC ETF	$12,533,249	$13,195,739
Guggenheim Defensive Equity ETF	71,117,823	73,731,002
Guggenheim Dow Jones Industrial Average® Dividend ETF	20,218	—
Guggenheim Insider Sentiment ETF	62,946,394	63,488,865
Guggenheim Mid-Cap Core ETF	123,883,904	123,789,629
Guggenheim Multi-Asset Income ETF	620,156,723	620,313,336
Guggenheim Raymond James SB-1 Equity ETF	136,828,037	137,589,537
Guggenheim Spin-Off ETF	111,870,773	117,665,874
Wilshire Micro-Cap ETF	6,059,626	6,293,362
Wilshire US REIT ETF	952,989	872,315
For the six months ended February 29, 2016, in-kind transactions were as follows:

Fund	Purchases	Sales
Guggenheim BRIC ETF	$—	$13,129,934
Guggenheim Defensive Equity ETF	8,956,132	54,009,148
Guggenheim Dow Jones Industrial Average® Dividend ETF	2,514,857	—
Guggenheim Insider Sentiment ETF	28,063,896	54,122,126
Guggenheim Mid-Cap Core ETF	49,832,455	61,379,028
Guggenheim Multi-Asset Income ETF	6,469,936	140,362,393
Guggenheim Raymond James SB-1 Equity ETF	8,337,919	51,697,364
Guggenheim Spin-Off ETF	29,960,531	166,297,194
Wilshire Micro-Cap ETF	2,263,044	—
Wilshire US REIT ETF	2,258,501	—
Note 7 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $5,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.
Note 8 – Distribution and Service Plan:
The Board has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.
Note 9 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds' financial statements.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 89

SUPPLEMENTAL INFORMATION (Unaudited)	February 29, 2016
Federal Income Tax Information
In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.
Sector Classification
Information in the "Schedule of Investments" is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund's registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling (800) 345-7999.
The Trustees of the Trust and their principal business occupations during the past five years.

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	102	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	98	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	98	Current: Westar Energy, Inc. (2004-present); Core First Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	98	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	98	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	104	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	98
Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013- present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).

Former: Topeka Community Foundation (2009-2014).

90 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	February 29, 2016

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	101	Former: Bennett Group of Funds (2011-2013).
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	233
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each Trustee serves an indefinite term, until his successor is elected and qualified.

***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Adviser and/or the parent of the Investment Adviser.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 91

SUPPLEMENTAL INFORMATION (Unaudited) continued	February 29, 2016
Officers
The Officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Adam Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

92 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	February 29, 2016

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 93

This Page Intentionally Left Blank.

TRUST INFORMATION	February 29, 2016

Board of Trustees	Principal	Investment Adviser	Accounting Agent,
Randall C. Barnes Donald C. Cacciapaglia* Donald A. Chubb Jr. Jerry B. Farley Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Maynard F. Oliverius Ronald E. Toupin, Jr., Chairman	Executive	Guggenheim Funds	Custodian and
	Officers	Investment Advisors, LLC	Transfer Agent
Donald C. Cacciapaglia
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Chicago, IL

Investment Sub-Adviser
(for Wilshire US REIT
ETF)
Guggenheim Partners
Investment
Management, LLC
Santa Monica, CA

Distributor
Guggenheim Funds
Distributors, LLC
Chicago

Administrator
Rydex Fund Services, LLC
Rockville, MD, IL
The Bank of New York Mellon Corp. New York, NY Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL
*
Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) ("Interested Trustee") of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Questions concerning your shares of the Trust?
•             If your shares are held in a Brokerage Account, contact your Broker.
This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.
A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments' website at guggenheiminvestments.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments' website at guggenheiminvestments.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 95

ABOUT THE TRUST ADVISER
Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $240 billion in total assets as of December 31, 2015. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim Defensive Equity ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF, Guggenheim Insider Sentiment ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Spin-Off ETF and Wilshire US REIT ETF's portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Adrian Bachman, CFA. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim BRIC ETF's portfolio are Michael P. Byrum, CFA, James R. King, CFA and Cindy Gao. Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor's degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst in ETF Portfolio Management of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago. Mr. Bachman is a Vice President and Portfolio Manager of Guggenheim Investments and joined Guggenheim in August of 2014. Mr. Bachman has a bachelor's degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analyst designation.
Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company complex currently consisting of 31 separate exchange-traded funds as of March 31, 2016. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.
This material must be preceded or accompanied by a prospectus for the Fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(04/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
ETF-001-SAR-0216

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not Applicable.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Claymore Exchange-Traded Fund Trust

By:       /s/ Donald C. Cacciapaglia

Name:   Donald C. Cacciapaglia

Title:     President and Chief Executive Officer

Date:     May 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Donald C. Cacciapaglia

Name:   Donald C. Cacciapaglia

Title:     President and Chief Executive Officer

Date:     May 9, 2016

By:        /s/ John L. Sullivan

Name:   John L. Sullivan

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:     May 9, 2016